1933 Act No. 333-36033 1940 Act No. 811-08367

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 39	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 40	[X]

EVERGREEN MUNICIPAL TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed  that this filing will become  effective:
[X] immediately  upon filing  pursuant to paragraph (b)
[ ] on July 29, 2004 pursuant to paragraph (b)
[ ] 60 days  after  filing  pursuant  to  paragraph  (a)(i)
[ ] on (date)  pursuant  to paragraph  (a)(i)
[ ] 75 days after filing pursuant to paragraph  (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment
[ ] 60 days after filing pursuant to paragraph  (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)

EVERGREEN MUNICIPAL TRUST

CONTENTS OF

POST-EFFECTIVE AMENDMENT NO. 39

TO

REGISTRATION STATEMENT

This Post-Effective Amendment No. 39 to Registrant's Registration Statement
No. 333-36033/811-08367 consists of the following pages, items of information and documents:

The Facing Sheet

PART A

  ------

Prospectus for Classes A, B, C and I shares of Evergreen California
Municipal Bond Fund, Evergreen Connecticut Municipal Bond Fund, Evergreen New
Jersey Municipal Bond Fund, Evergreen New York Municipal Bond Fund and Evergreen
Pennsylvania Municipal Bond Fund, as supplemented from time
to time, contained herein.

Prospectus for Classes A, B, C and I shares of Evergreen Florida High Income
Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen
Georgia Municipal Bond Fund, Evergreen Maryland Municipal Bond
Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South
Carolina Municipal Bond Fund and Evergreen Virginia Municipal Bond Fund,
as supplemented from time to time, contained in Post-Effective Amendment
No. 38 to Registration Statement 333-36033/811-08367 filed on
December 23, 2003 is incorporated by reference.

Prospectus for Classes A, B, C and I shares of Evergreen High Grade Municipal
Bond Fund, Evergreen High Income Municipal Bond Fund, Evergreen Intermediate
Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen
Short-Intermediate Municipal Bond Fund, as supplemented
from time to time, contained in Post-Effective Amendment
No. 37 to Registration Statement 333-36033/811-08367 filed on
September 29, 2003 is incorporated by reference.

PART B

------

Statement of Additional Information for Evergreen California Municipal Bond
Fund, Evergreen Connecticut Municipal Bond Fund, Evergreen New Jersey Municipal
Bond Fund, Evergreen New York Municipal Bond Fund and Evergreen Pennsylvania
Municipal Bond Fund, as supplemented from time to time,
contained herein.

     Statement of Additional Information for Evergreen Florida High Income
Municipal Bond Fund, Evergreen Florida Municipal Bond Fund, Evergreen Georgia
Municipal Bond Fund, Evergreen Maryland Municipal Bond Fund, Evergreen North
Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund and
Evergreen Virginia Municipal Bond Fund, as supplemented from time to time, is contained in Post-Effective Amendment No. 38 to Registration
Statement 333-36033/811-08367 filed on December 23, 2003 is incorporated by reference herein.

Statement of Additional Information for Evergreen High Grade Municipal Bond
Fund, Evergreen High Income Municipal Bond Fund, Evergreen Intermediate
Municipal Bond Fund, Evergreen Municipal Bond Fund and Evergreen
Short-Intermediate Municipal Bond Fund, as supplemented from time to time, is contained in Post-Effective Amendment No. 37 to Registration
Statement 333-36033/811-08367 filed on September 29, 2003 is incorporated by reference herein.

PART C

------

Exhibits

Indemnification

Business and Other Connections of Investment Advisor

Principal Underwriter

Location of Accounts and Records

Undertakings

Signatures

EVERGREEN MUNICIPAL TRUST

PART A

PROSPECTUS

Prospectus, August 1, 2004

Evergreen
State Municipal Bond Funds

Evergreen California Municipal Bond Fund
Evergreen Connecticut Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen New York Municipal Bond Fund
Evergreen Pennsylvania Municipal Bond Fund
Class A
Class B
Class C
Class I

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks………………………………….1
Evergreen California Municipal Bond Fund…………….2
Evergreen Connecticut Municipal Bond Fund…………..4
Evergreen New Jersey Municipal Bond Fund………..…6
Evergreen New York Municipal Bond Fund…………….8
Evergreen Pennsylvania Municipal Bond Fund………..10

GENERAL INFORMATION:

 The Funds' Investment Advisor…………………………12
The Funds' Portfolio Managers…………………………..12
Calculating the Share Price………………………………..12
How to Choose an Evergreen Fund………………………13
How to Choose the Share Class That Best Suits You…..13
How to Buy Shares………………………………………….17
How to Redeem Shares……………………………………..18
Other Services……………………………………………….19
The Tax Consequences of Investing in the Funds………19
Fees and Expenses of the Funds…………………………..20
Financial Highlights…………………………………………22
Other Fund Practices………………………………………..32
Index Descriptions…………………………………………..33

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek current income exempt from regular federal income taxes and certain state income taxes, consistent with the preservation of capital. The Funds emphasize investments in securities with higher yields and longer maturities.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund? What is the difference between sales charges and expenses?

Overview of Fund Risks

State Municipal Bond Funds

typically rely on a combination of the following strategies:

  normally investing at least 80% of their assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the state for which the Fund is named;
  investing at least 80% of their assets in investment grade municipal securities, which are bonds rated within the four highest rating categories by the nationally recognized statistical ratings organizations, or unrated securities determined to be of comparable quality by a portfolio manager;
  purchasing municipal securities of any maturity, but maintaining an average dollar weighted maturity of 7 to 20 years; and
  selling a portfolio investment: i) when the issuer's investment fundamentals begin to deteriorate; ii) to take advantage of more attractive yield opportunities; iii) when the investment no longer appears to meet the Fund's investment objective; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems necessary.

may be appropriate for investors who:

  seek a high quality portfolio of municipal bond funds; and
  seek income which is exempt from regular federal and state income tax.

Each Fund may temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money. The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Interest Rate Risk

When interest rates go up, the value of debt securities tends to fall. If a Fund invests a significant portion of its portfolio in debt securities, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. If the credit quality of a Fund's investments deteriorates or is perceived to deteriorate, the principal value of those investments could drop and the value of the Fund's shares could drop.

Below Investment Grade Bond Risk

Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may react to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value and resulting in a decreased liquidity of such bonds.

Non-Diversification Risk

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, it may invest a greater percentage of assets in a single issuer than may be invested by a diversified fund. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio than in a fund which invests in numerous issuers.

Concentration Risk

An investment in a fund that concentrates its investments in a single state entails greater risk than an investment in a fund that invests its assets in numerous states. The Fund may be vulnerable to any development in its named state’s economy that may weaken or jeopardize the ability of the state’s municipal security issuers to pay interest and principal on their debt obligations.

California Municipal Bond Fund

FUND FACTS:

Goal:

  Maximize After-Tax Total Return for California Residents

Principal Investment:

  Investment Grade Municipal Securities

Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Michael Pietronico

NASDAQ Symbols:

  EOCAX (Class A)
  EOCBX (Class B)
  EOCCX (Class C)
  EOCIX (Class I)

Dividend Payment Schedule:

  Monthly

INVESTMENT GOAL

The Fund seeks maximum after-tax total return for California residents, consistent with a prudent level of credit risk.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1. The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from California state and local personal income taxes. The Fund may invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in securities deemed investment grade at the time of investment by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund’s portfolio managers. In addition, under normal circumstances, the Fund intends that at least 50% of its assets will be invested in high-quality securities rated in the top two categories of such ratings organizations, or determined to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its assets in securities rated below investment grade, but the Fund will not invest in bonds that are deemed to be rated below B. The Fund may retain any security whose rating has been downgraded after purchase by the Fund if the Fund’s portfolio manager considers the retention advisable. At no time, however, will more than 35% of the Fund’s assets consist of securities rated below investment grade. The Fund may invest in bonds of any maturity or duration; however, the Fund’s dollar-weighted average maturity is not expected to exceed ten years. In purchasing municipal securities, the portfolio managers conduct an analysis of how well the securities fit into the Fund’s overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Non-Diversification Risk
  Concentration Risk

For more information on the factors that could affect the ability of California municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning California” in the Statement of Additional Information. Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results. The table below shows the percentage gain or loss for the Class I shares of the Fund in each full calendar year since the Class I shares’ inception on 4/2/1997. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses. Year-by-Year Total Return for Class I Shares (%) 1

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
				6.14	- 0.77	10.14	5.87	9.70	4.56
Best Quarter:	3rd Quarter 2002	+ 6.28%[1]
Worst Quarter:	2nd Quarter 1999	- 1.91%[1]
Year-to-date total return as of 6/30/2004 is -1.24%.

The next table lists the Fund's average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI). Please see "Index Descriptions" in the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2003) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/2/1997
Class A	11/8/2002	- 0.71%	4.72%	N/A	5.47%
Class B	11/8/2002	- 1.48%	5.26%	N/A	6.11%
Class C	11/8/2002	2.52%	5.58%	N/A	6.11%
Class I	4/2/1997	4.56%	5.82%	N/A	6.29%
Class I	4/2/1997	4.28%	5.56%	N/A	6.06%
(after taxes on distributions) [2]
Class I	4/2/1997	3.95%	5.36%	N/A	5.83%
(after taxes on distributions and sale of Fund shares) [2]
LB5YMBI		4.13%	5.57%	N/A	5.94%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of Select shares of the fund's predecessor fund, OFFIT California Municipal Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2004.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.35%	0.35%	0.35%	0.35%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.39%	0.39%	0.39%	0.39%
Total Fund Operating Expenses	1.04%	1.74%	1.74%	0.74%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 576	$ 677	$ 277	$ 76	$ 177	$ 177
3 years	$ 790	$ 848	$ 548	$ 237	$ 548	$ 548
5 years	$ 1,022	$ 1,144	$ 944	$ 411	$ 944	$ 944
10 years	$ 1,686	$ 1,867	$ 2,052	$ 918	$ 1,867	$ 2,052

Connecticut Municipal Bond Fund

FUND FACTS:

Goals:

  Current Income Exempt from Federal and Connecticut Personal Income Taxes
  Preservation of Capital

Principal Investment:

  Municipal Securities

Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Diane C. Beaver

NASDAQ Symbols:

  ECTAX (Class A)
  ECTBX (Class B)
  ECTCX (Class C)
  ECTYX (Class I)

Dividend Payment Schedule:

  Monthly

INVESTMENT GOAL

The Fund seeks current income exempt from federal income taxes, other than the alternative minimum tax, and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1. The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities issued by the State of Connecticut, jurisdictions within the state of Connecticut and possessions of the U.S. and their political subdivisions, that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of Connecticut. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. The Fund may invest in bonds of any maturity or duration. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Non-Diversification Risk
  Concentration Risk

For more information on the factors that could affect the ability of the Connecticut municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning Connecticut” in the Statement of Additional Information. Generally, exempt-interest dividends paid by the Fund are not subject to the Connecticut income tax on individuals, trusts and estates to the extent such dividends are exempt from regular federal income tax and derived from securities issued by the State and its political subdivisions. Distributions from the Fund to shareholders subject to the State’s corporation business tax are included in gross income, but a dividends received deduction may be available for a portion of such distributions. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results. The table below shows the percentage gain or loss for the Class I shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund's return has varied from year-to-year. This table includes the effects of Fund expenses.

Year-by-Year Total Return for Class I Shares (%) 1

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
- 3.48	11.06	3.75	7.28	5.80	- 2.90	9.69	5.15	9.00	4.26
Best Quarter:	1st Quarter 1995	+ 4.39%[1]
Worst Quarter:	1st Quarter 1994	- 3.32%[1]
Year-to-date total return as of 6/30/2004 is -0.76%.

The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI). Please see "Index Descriptions" in the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2003) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 1/31/1981
Class A	12/30/1997	- 1.04%	3.66%	4.19%	6.19%
Class B	1/9/1998	- 1.77%	3.55%	4.23%	6.20%
Class C	3/27/2002	2.23%	4.57%	4.67%	6.40%
Class I	11/24/1997	4.26%	4.94%	4.85%	6.48%
Class I	11/24/1997	4.25%	4.91%	N/A	N/A
(after taxes on distributions) [2]
Class I	11/24/1997	4.20%	4.84%	N/A	N/A
(after taxes on distributions and sale of Fund shares) [2]
LBMBI		5.31%	5.83%	6.03%	8.84%

1.  Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I's expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns prior to 11/24/1997 cannot be calculated.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2004.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees [4]	0.42%	0.42%	0.42%	0.42%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.28%	0.28%	0.28%	0.28%
Total Fund Operating Expenses	1.00%	1.70%	1.70%	0.70%

4.  These fees have been restated to reflect current fees. The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 572	$ 673	$ 273	$ 72	$ 173	$ 173
3 years	$ 778	$ 836	$ 536	$ 224	$ 536	$ 536
5 years	$ 1,001	$ 1,123	$ 923	$ 390	$ 923	$ 923
10 years	$ 1,641	$ 1,823	$ 2,009	$ 871	$ 1,823	$ 2,009

New Jersey Municipal Bond Fund

FUND FACTS:

Goals:

  Current Income Exempt from Federal and New Jersey State Income Taxes
  Preservation of Capital

Principal Investment:

  Municipal Securities

Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Keith D. Lowe, CFA

NASDAQ Symbols:

  ENJAX (Class A)
  ENJBX (Class B)
  ENJCX (Class C)
  ENJYX (Class I)

Dividend Payment Schedule:

  Monthly

INVESTMENT GOAL

The Fund seeks the highest possible current income exempt from federal income taxes, other than the alternative minimum tax, and New Jersey state income taxes while preserving capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1. The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities issued by the State of New Jersey, jurisdictions within the State of New Jersey and possessions of the U.S. and their political subdivisions, that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the State of New Jersey. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. The Fund may invest in bonds of any maturity or duration. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Non-Diversification Risk
  Concentration Risk

For more information on the factors that could affect the ability of the New Jersey municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning New Jersey” in the Statement of Additional Information. Distributions of capital gains and other taxable income will be subject to tax under the New Jersey Gross Income Tax. Corporations subject to the New Jersey franchise tax will be subject to tax on all distributions of income from the Fund. For more information on New Jersey tax consequences, see the Statement of Additional Information. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results. The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
- 5.48	15.90	3.84	8.02	5.92	- 2.60	9.14	4.36	8.42	4.04
Best Quarter:	1st Quarter 1995	+ 6.76%
Worst Quarter:	1st Quarter 1994	- 5.48%
Year-to-date total return as of 6/30/2004 is -0.65%.

The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI). Please see "Index Descriptions" in the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2003) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 7/16/1991
Class A	7/16/1991	- 0.90%	3.57%	4.49%	5.76%
Class A	7/16/1991	- 0.91%	3.55%	4.45%	N/A
(after taxes on distributions) [2]
Class A	7/16/1991	0.72%	3.66%	4.48%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	1/30/1996	- 1.71%	3.34%	4.29%	5.60%
Class C	3/27/2002	2.29%	4.30%	4.85%	6.06%
Class I	2/8/1996	4.33%	4.73%	5.09%	6.25%
LBMBI		5.31%	5.83%	6.03%	7.04%

1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2004.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.42%	0.42%	0.42%	0.42%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%	0.21%
Total Fund Operating Expenses	0.93%	1.63%	1.63%	0.63%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 565	$ 666	$ 266	$ 64	$ 166	$ 166
3 years	$ 757	$ 814	$ 514	$ 202	$ 514	$ 514
5 years	$ 965	$ 1,087	$ 887	$ 351	$ 887	$ 887
10 years	$ 1,564	$ 1,746	$ 1,933	$ 786	$ 1,746	$ 1,933

New York Municipal Bond Fund

FUND FACTS:

Goal:

  Maximize After-Tax Total Return for New York Residents

Principal Investment:

  Investment Grade Municipal Securities

Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Michael Pietronico

NASDAQ Symbols:

  EOYAX (Class A)
  EOYBX (Class B)
  EOYCX (Class C)
  EOYIX (Class I)

Dividend Payment Schedule:

  Monthly

INVESTMENT GOAL

The Fund seeks maximum after-tax total return for New York residents, consistent with a prudent level of credit risk.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1. The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities that are exempt from federal income tax, other than the alternative minimum tax, and from New York state, New York City and City of Yonkers personal income taxes. The Fund may invest up to 20% of its assets in high-quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in securities deemed investment grade at the time of investment by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund’s portfolio manager. In addition, under normal circumstances, the Fund intends that at least 50% of its assets will be invested in high-quality securities rated in the top two categories of such ratings organizations or determined to be of comparable quality. The Fund may invest up to 20% of its assets in securities rated below investment grade. The Fund may retain any security whose rating has been downgraded after purchase by the Fund if the Fund’s portfolio manager considers the retention advisable. At no time, however, will more than 35% of the Fund’s assets consist of securities rated below investment grade. The Fund may invest in bonds of any maturity or duration; however, the Fund’s dollar-weighted average maturity is not expected to exceed ten years. In purchasing municipal securities, the portfolio manager conducts an analysis of how well the securities fit into the Fund’s overall portfolio strategy, credit criteria, and established price levels. The Fund may, during seasonal variations or other shortages in the supply of suitable New York municipal securities, invest more than 20% of its assets in municipal securities issued by other states, their agencies or instrumentalities, the interest of which is exempt from regular federal income taxes, but not New York state or local personal income taxes.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Non-Diversification Risk
  Concentration Risk

For more information on the factors that could affect the ability of the New York municipal security issuers to pay interest and principal on securities acquired by the Fund, see "Additional Information Concerning New York" in the Statement of Additional Information. Distributions of capital gains and other taxable income will be subject to tax under the personal income taxes of New York State, New York City and other New York municipalities. Corporations subject to the New York State corporation franchise tax or the New York City general corporation tax will generally be subject to tax on all distributions of income from the Fund. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results. The table below shows the percentage gain or loss for the Class I shares of the Fund in each full calendar year since the Class I shares’ inception on 4/3/1995. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses.

Year-by-Year Total Return for Class I Shares (%) 1

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
		3.72	7.85	6.03	- 0.65	10.54	5.92	10.04	5.13
Best Quarter:	3rd Quarter 2002	+ 5.48%[1]
Worst Quarter:	2nd Quarter 1999	- 1.79%[1]
Year-to-date total return as of 6/30/2004 is -1.26%.

The next table lists the Fund's average annual total return by class over the past one and five years and since inception, including applicable sales charges. The after-tax returns shown are for Class I, the Fund's oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI). Please see "Index Descriptions" in the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2003) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 4/3/1995
Class A	10/17/2001	- 0.15%	4.94%	N/A	5.76%
Class B	11/8/2002	- 0.91%	5.55%	N/A	6.30%
Class C	11/8/2002	3.09%	5.87%	N/A	6.30%
Class I	4/3/1995	5.13%	6.12%	N/A	6.44%
Class I	4/3/1995	4.66%	5.62%	N/A	6.10%
(after taxes on distributions) [2]
Class I	4/3/1995	4.68%	5.51%	N/A	5.94%
(after taxes on distributions and sale of Fund shares) [2]
LB5YMBI		4.13%	5.57%	N/A	5.89%

1.  Historical performance shown for Class A prior to 11/11/2002 is based on the performance of the Advisor shares of the fund's predecessor fund, OFFIT New York Municipal Fund, and prior to its inception, on the Select shares, the original class offered by the fund’s predecessor fund. Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of the Select shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.25% for Advisor shares, 0.30% for Class A shares and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2004.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.35%	0.35%	0.35%	0.35%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.26%
Total Fund Operating Expenses	0.91%	1.61%	1.61%	0.61%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower.

Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 563	$ 664	$ 264	$ 62	$ 164	$ 164
3 years	$ 751	$ 808	$ 508	$ 195	$ 508	$ 508
5 years	$ 955	$ 1,076	$ 876	$ 340	$ 876	$ 876
10 years	$ 1,541	$ 1,724	$ 1,911	$ 762	$ 1,724	$ 1,911

Pennsylvania Municipal Bond Fund

FUND FACTS:

Goals:

  Current Income Exempt from Federal and Pennsylvania State Income Taxes
  Preservation of Capital

Principal Investment:

  Municipal Securities

Classes of Shares Offered in this Prospectus:

  Class A
  Class B
  Class C
  Class I

Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

Portfolio Manager:

  Charles E. Jeanne, CFA

NASDAQ Symbols:

  EKVAX (Class A)
  EKVBX (Class B)
  EKVCX (Class C)
  EKVYX (Class I)

Dividend Payment Schedule:

  Monthly

INVESTMENT GOAL

The Fund seeks the highest possible current income, exempt from federal income taxes, other than the alternative minimum tax, and Pennsylvania state income taxes while preserving capital.

INVESTMENT STRATEGY

The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 1. The Fund is a non-diversified fund that normally invests at least 80% of its assets in municipal securities issued by the Commonwealth of Pennsylvania, jurisdictions within the Commonwealth of Pennsylvania and possessions of the U.S. and their political subdivisions, that are exempt from federal income tax, other than the alternative minimum tax, and from income taxes in the Commonwealth of Pennsylvania. The Fund may also invest up to 20% of its assets in high quality short-term obligations, which may include taxable securities. The Fund normally invests at least 80% of its assets in bonds deemed investment grade at the time of purchase by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its assets in bonds rated below investment grade by a nationally recognized statistical ratings organization, or if not rated, determined to be of comparable quality by the Fund's portfolio manager, but the Fund will not invest in bonds that are deemed to be rated below B. The Fund may invest in bonds of any maturity or duration. In purchasing municipal securities, the portfolio manager includes an analysis of how well the securities fit into the Fund's overall portfolio strategy, credit criteria, and established price levels.

RISK FACTORS

Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 1 under the headings:

  Interest Rate Risk
  Credit Risk
  Below Investment Grade Bond Risk
  Non-Diversification Risk
  Concentration Risk

For more information on the factors that could affect the ability of the Pennsylvania municipal security issuers to pay interest and principal on securities acquired by the Fund, see “Additional Information Concerning Pennsylvania” in the Statement of Additional Information. For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices."

PERFORMANCE

The following tables show how the Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results. The table below shows the percentage gain or loss for the Class A shares of the Fund in each of the last ten calendar years. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. This table includes the effects of Fund expenses, but not sales charges. Returns would be lower if sales charges were included.

Year-by-Year Total Return for Class A Shares (%)

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
- 8.25	18.23	2.74	9.16	5.46	- 3.20	9.51	4.91	8.29	4.30
Best Quarter:	1st Quarter 1995	+ 7.09%
Worst Quarter:	1st Quarter 1994	- 6.34%
Year-to-date total return as of 6/30/2004 is -0.51%.

The next table lists the Fund’s average annual total return by class over the past one, five and ten years and since inception, including applicable sales charges. The after-tax returns shown are for Class A, the Fund’s oldest class; after-tax returns for other classes will vary. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Municipal Bond Index (LBMBI). Please see "Index Descriptions" in the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return
(for the period ended 12/31/2003) 1

	Inception Date of Class	1 year	5 year	10 year	Performance Since 12/27/1990
Class A	12/27/1990	- 0.65%	3.66%	4.38%	6.35%
Class A	12/27/1990	- 0.66%	3.65%	4.35%	N/A
(after taxes on distributions) [2]
Class A	12/27/1990	1.03%	3.77%	4.40%	N/A
(after taxes on distributions and sale of Fund shares) [2]
Class B	2/1/1993	- 1.35%	3.71%	4.21%	6.14%
Class C	2/1/1993	2.65%	4.03%	4.19%	6.14%
Class I	11/24/1997	4.59%	4.93%	5.05%	6.88%
LBMBI		5.31%	5.83%	6.03%	7.17%

1.  Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.2.  The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 3/31/2004.

Shareholder Fees (fees paid directly from your investment)

Shareholder Transaction Expenses	Class A	Class B	Class C	Class I
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%[3]	None	None	None
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None [3]	5.00%	1.00%	None

3.  Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a contingent deferred sales charge of 1.00% upon redemption within one year.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Class A	Class B	Class C	Class I
Management Fees	0.24%	0.24%	0.24%	0.24%
12b-1 Fees	0.30%	1.00%	1.00%	0.00%
Other Expenses	0.16%	0.16%	0.16%	0.16%
Total Fund Operating Expenses	0.70%	1.40%	1.40%	0.40%

The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. Your actual costs may be higher or lower. Example of Fund Expenses

	Assuming Redemption At End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 year	$ 543	$ 643	$ 243	$ 41	$ 143	$ 143
3 years	$ 688	$ 743	$ 443	$ 128	$ 443	$ 443
5 years	$ 846	$ 966	$ 766	$ 224	$ 766	$ 766
10 years	$ 1,304	$ 1,489	$ 1,680	$ 505	$ 1,489	$ 1,680

THE FUNDS' INVESTMENT ADVISOR

An investment advisor manages a fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $401 billion in consolidated assets as of 12/31/2003. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. Evergreen Investment Management Company, LLC (EIMC)is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $109.4 billion in assets for the Evergreen funds as of 12/31/2003. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. For the fiscal year ended 3/31/2004, the aggregate advisory fee paid to EIMC by each Fund was as follows:

Fund	% of the Fund's average daily net assets
California Municipal Bond Fund	0.35%
Connecticut Municipal Bond Fund	0.52%
New Jersey Municipal Bond Fund	0.42%
New York Municipal Bond Fund	0.35%
Pennsylvania Municipal Bond Fund	0.24%

THE FUNDS' PORTFOLIO MANAGERS

California Municipal Bond Fund
New York Municipal Bond Fund
The Funds are managed by Michael Pietronico. Mr. Pietronico became a portfolio manager with EIMC in January 2003. He was a portfolio manager and Managing Director with OFFITBANK from 1995 through 2002, specializing in municipal securities.

Connecticut Municipal Bond Fund
Diane C. Beaver has managed the Fund since November 1999. Ms. Beaver has been affiliated with EIMC or one of its predecessors since 1992 as a municipal trader and assistant portfolio manager, becoming a portfolio manager in 1996 and a Vice President in 1999.

New Jersey Municipal Bond Fund
Keith D. Lowe, CFA, has managed the Fund since November 1999. Mr. Lowe has been affiliated with EIMC or one of its predecessors since August 1994 as a senior municipal analyst, becoming a Vice President and portfolio manager in November 1999.

Pennsylvania Municipal Bond Fund
Charles E. Jeanne, CFA, has managed the Fund since November 1999. Mr. Jeanne has been affiliated with EIMC or one of its predecessors since July 1989 and has been a portfolio manager since January 1992 and a Vice President since 1996.

CALCULATING THE SHARE PRICE

The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

Each security held by a Fund is valued using the most recent market data for that security. If no recent market data is available for a given security, or if the available data is deemed not to be indicative of current value, the Fund will price that security at a fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

Closing market prices for foreign securities in particular may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Funds’ fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Funds to a significant extent.

HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen fund, you should:

  Most importantly, read the prospectus to see if the Fund is suitable for you.
  Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
  Request any additional information you want about the Fund, such as the Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

After choosing a Fund, you select a share class. Each Fund offers four different share classes: Class A, Class B, Class C and Class I. Each class except Class I has its own sales charge. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A

If you select Class A shares, you may pay a front-end sales charge of up to 4.75%, but you do not pay a deferred sales charge. In addition, Class A shares are subject to an expense known as 12b-1 fees. The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Net Investment	Dealer Commission as a % of Offering Price
Up to $49,999	4.75%	4.99%	4.25%
$50,000-$99,999	4.50%	4.71%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000-$2,999,999	0.00%	0.00%	1.00% of the first $2,999,999, plus,
$3,000,000-$4,999,999	0.00%	0.00%	0.50% of the next $2,000,000, plus
$5,000,000 or greater	0.00%	0.00%	0.25% of amounts equal to or over $5,000,000

Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. See "Calculating the Contingent Deferred Sales Charge" to determine how the one-year holding period is calculated. The front-end sales charge may be waived under certain circumstances and the maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. Class A shares are offered at NAV to corporate or certain other qualified retirement plans, or non-qualified deferred compensation plans of Title I ERISA tax-sheltered annuities or TSA plans sponsored by an organization having 100 or more eligible employees (certain plans may require a greater number of eligible employees). Such purchases are subject to a dealer commission of 1.00% of the amount of purchase (subject to recapture upon early redemption) if redeemed within 12 months after the month of purchase.

Three ways you can reduce your Class A sales charges:

  Rights of Accumulation. You may add the value of all of your existing Evergreen funds investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.
  Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen fund over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.
  Combined Purchases. You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time. The combined dollar amount invested will determine the front-end sales charge applied to all of your current purchases. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

Contact your investment professional or a service representative at Evergreen Service Company, LLC at 1.800.343.2898 if you think you may qualify for any of these services. For more information on these services see "Sales Charge Waivers and Reductions" in the SAI. Each Fund may also sell Class A shares at NAV without a front-end or contingent deferred sales charge to the Directors, Trustees, officers and employees of the Fund, and the advisory affiliates of Wachovia, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Investment Services, Inc. (EIS), and to a bank or trust company acting as trustee for a single account.

Class B

If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge" to determine how the six-year holding period is calculated. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares. The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the contingent deferred sales charge is calculated at the time of redemption see the section entitled "Calculating the Contingent Deferred Sales Charge." In addition, please see "Sales Charge Waivers and Reductions" in the SAI. A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. In addition, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Funds by their clients to ensure adherence to our policy. Certain of the Funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C

If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge" to determine how the one-year holding period is calculated. These shares do not convert to Class A shares and so the higher 12b-1 fees paid by the Class C shares continue for the life of the account. The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

Years Held	Maximum Contingent Deferred Sales Charge
1	1.00%
Thereafter	0.00%
Dealer Allowance	1.00%

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. For further information on how the contingent deferred sales charge is calculated at the time of redemption see the section entitled "Calculating the Contingent Deferred Sales Charge." In addition, please see "Sales Charge Waivers and Reductions" in the SAI.

Waiver of Class B or Class C Deferred Sales Charges

You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

  When the shares were purchased through reinvestment of dividends/capital gains
  Death or disability
  Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
  Systematic withdrawals of up to 1.00% of the account balance per month
  Loan proceeds and financial hardship distributions from a retirement plan
  Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class I

Each Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of the Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Calculating the Contingent Deferred Sales Charge

The holding period for the contingent deferred sales charge begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Funds' purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer back to the section entitled "How to Choose the Share Class That Best Suits You," for the complete schedule of each class' maximum contingent deferred sales charge.

If imposed, the Fund deducts the contingent deferred sales charge from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Promotional Incentives on Dealer Commissions

EIS may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EIS’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please see "Distribution Expenses Under Rule 12b-1" in the SAI for more information regarding promotional incentives.

Additional Compensation to Financial Services Firms

EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

Short-Term Trading Policy

Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund’s shares.

To limit the negative effects on the Fund of short-term trading, the Fund has adopted certain restrictions on trading by investors. Investors are limited to three “round-trip” exchanges per calendar quarter and five “round-trip” exchanges per calendar year. A “round-trip” exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, the Fund reserves the right to reject any purchase or exchange, and to terminate an investor’s investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Fund may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Fund considers a number of factors such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Fund's ability to detect and prevent trading that would violate these restrictions. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. In the case of omnibus accounts, the Fund does not have access to information regarding trading activity by individual investors, and therefore is unable to monitor for excessive short-term trading or violations of the Fund's trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

HOW TO BUY SHARES

Evergreen funds make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional or an Evergreen funds service representative.

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000	$ 1,000,000 [2]	None
IRAs	$ 250	N/A [3]	None
Systematic Investment Plan	$ 50	N/A [3]	$ 25/monthly (for Classes A, B and C) [3]

1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.
2.  Minimum initial purchase amount does not apply to former Class Y shareholders.
3.  Former Class Y shareholders may invest at the Class A, B and C share amounts.

Method	Opening an Account	Adding to an Account
By Mail or through an Investment Professional

  Complete and sign the account application. Applications may be downloaded off our website at EvergreenInvestments.com.
  Make the check payable to Evergreen funds. Cash, credit cards, third party checks, credit card checks or money orders will not be accepted.
  Mail the application and your check to the address below:

Postal Service Address:
Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:
Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

  Or deliver them to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

  Make your check payable to Evergreen funds.
  Write a note specifying:
    the Fund name
    share class
    your account number
    the name(s) in which the account is registered
    any information regarding other accounts you hold
  Mail to the address to the left or deliver to your investment professional (provided he or she has a broker-dealer arrangement with EIS).

By Phone

  Instruct your bank to wire or transfer your purchase (they may charge a wiring fee).
  Complete the account application and mail to:

Postal Service Address:
Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:
Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  If your bank account is set up on file, you can request either:
    Federal Funds Wire (offers immediate access to funds) or
    Electronic transfer through the Automated Clearing House which avoids wiring fees.

Trades accepted after 4 p.m. Eastern time on market trading days will receive the next market trading day’s closing price. [4]
By Exchange

  You can make an additional investment by exchange from an existing Evergreen funds account by contacting your investment professional or an Evergreen funds service representative, by calling the Evergreen Express Line at 1.800.346.3858 or by visiting our website at EvergreenInvestments.com. [5]
  You can only exchange shares from your account within the same class and under the same registration.
  There is no sales charge when exchanging funds within the Evergreen funds family. [6]
  Orders placed before 4 p.m. Eastern time on market trading days will be processed at that day's closing share price. Orders placed after 4 p.m. Eastern time will be processed at the next market trading day's closing price. [4]
  "Round-trip" exchanges are limited to three per calendar quarter, but in no event more than five per calendar year (See "Short-Term Trading Policy").
  Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (See "Exceptions: Redemption Requests That Require A Signature Guarantee" on the next page).

Systematic Investment Plan (SIP)

  You can transfer money automatically from your bank account into your Fund account on a monthly or quarterly basis.
  Initial investment minimum is $50 if you invest at least $25 per month with this service.
  To enroll, check off the box on the account application and provide:
  your bank account information
  the amount and date of your monthly or quarterly investment

  To establish automatic investing for an existing account, call 1.800.343.2898 for an application.
  The minimum is $25 per month or $75 per quarter.
  You can also establish an investing program through direct deposit from your paycheck. Call 1.800.343.2898 for details.

4.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances. These financial service firms may charge transaction fees.5.  Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.6.  This does not apply to exchanges from Class A shares of an Evergreen money market fund, unless the account has been subject to a previous sales charge.

HOW TO REDEEM SHARES

We offer you several convenient ways to redeem your shares in any of the Evergreen funds:

Methods	Requirements
Call Us

  Call the Evergreen Express Line at 1.800.346.3858 24 hours a day or to speak with an Evergreen funds service representative call 1.800.343.2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
  This service must be authorized ahead of time, and is only available for regular accounts. [1]
  All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests made after 4 p.m. Eastern time will be processed the next market trading day. [2]
  We can either:
    wire the proceeds into your bank account (service charges may apply)
    electronically transmit the proceeds into your bank account via the Automated Clearing House service mail you a check.
  All telephone calls are recorded and may be monitored for your protection. We are not responsible for acting on telephone orders we believe are genuine.
  See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be made in writing with your signature guaranteed.

Write Us

  You can mail a redemption request to:

Postal Service Address:
Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Overnight Address:
Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

  Your letter of instructions must:
    list the Fund name and the account number
    indicate the number of shares or dollar value you wish to redeem be signed by the registered owner(s)
  See "Exceptions: Redemption Requests That Require a Signature Guarantee" below for requests that must be signature guaranteed.
  To redeem from an IRA or other retirement account, call 1.800.343.2898 for special instructions.

Redeem Your Shares in Person	You may also redeem your shares by contacting your investment professional or an Evergreen funds service representative. A fee may be charged for this service.
Systematic Withdrawal Plan (SWP)

  You can transfer money automatically from your Fund account on a monthly or quarterly basis - without redemption fees.
  The withdrawal can be mailed to you, or deposited directly into your bank account.
  The minimum is $75 per month.
  The maximum is 1.00% of your account per month or 3.00% per quarter.
  To enroll, call 1.800.343.2898 for instructions.

1.  Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your investment professional) can request a telephone transaction in your account. All calls are recorded and may be monitored for verification, recordkeeping and quality-assurance purposes.2.  The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EIS. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees. The Evergreen funds reserve the right to adjust the closing time to coincide with an earlier closing of the market or due to other unusual circumstances. These financial service firms may charge transaction fees.

Timing of Proceeds

Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to ten business days to redeem any investments made by check or Automated Clearing House transfer. We also reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum amount.

Exceptions: Redemption Requests That Require A Signature Guarantee

To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

  You are redeeming more than $50,000.
  You want the proceeds transmitted into a bank account not listed on the account.
  You want the proceeds payable to anyone other than the registered owner(s) of the account.
  Either your address or the address of your bank account has been changed within 30 days.
  The account is registered in the name of a fiduciary corporation or any other organization.
  In these cases, additional documentation is required:
  corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

Who Can Provide A Signature Guarantee:

  Commercial Bank
  Trust Company
  Savings Association
  Credit Union
  Member of a U.S. stock exchange

OTHER SERVICES

Evergreen Express Line
1.800.346.3858

Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund’s price, yield or total return; or order a statement or duplicate tax form.

Automatic Reinvestment of Distributions

For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C only)

If you want to invest automatically through your paycheck, call 1.800.343.2898 to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund account using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins. Visit our website at EvergreenInvestments.com for more information.

Telephone Investment Plan

You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange

You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration — automatically. Please indicate on the application the Evergreen fund(s) into which you want to invest the distributions.

Reinstatement Privileges

Within 90 days of redemption, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund. If a deferred sales charge was deducted from your redemption proceeds, the amount of the deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your deferred sales charge schedule will resume from the time of the original redemption.

THE TAX CONSEQUENCES OF INVESTING
IN THE FUNDS

You may be taxed in two ways:

  On Fund distributions (dividends and capital gains).
  On any profit you make when you sell any or all of your shares.

Fund Distributions

A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds expect that substantially all of their regular dividends will be exempt from federal income tax, other than the alternative minimum tax. Otherwise, the Funds will distribute two types of taxable income to you:

  Dividends. To the extent that regular dividends are derived from investment income that is not tax-exempt, or from short-term capital gains, you will have to include them in your federal taxable income. Each Fund pays distributions monthly from the dividends, interest and other income on the securities in which it invests. The frequency of dividends for each Fund is listed under its Fund Facts section in the Fund Risk/Return Summary. That taxable portion of such dividend distributions, if any, would not be eligible for the 15% tax rate on dividend income to individuals.
  Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains when they are distributed to shareholders. Individual shareholders receiving such distributions are taxed at a rate no higher than 15%.

Dividend and Capital Gain Reinvestment

Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by the Fund during the previous calendar year.

Profits You Realize When You Redeem Shares

When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting

Evergreen Service Company, LLC provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale, except for money market transactions, are reported on Form 1099B. You must report these on your tax return. You could pay a penalty if you neglect to report them. You may obtain a copy of the Evergreen Service Company, LLC tax information guide at EvergreenInvestments.com. Please consult your tax advisor for further information regarding the federal, state and local tax consequences of an investment in a fund.

Retirement Plans

You may invest in an Evergreen fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans (SEPs), 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

FEES AND EXPENSES OF THE FUNDS

Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

Management Fee

The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12b-1 Fees

The Trustees of the Evergreen funds have approved a policy to assess annual 12b-1 fees of up to 0.75% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class B and Class C shares. However, currently the 12b-1 fees for Class A shares are limited to 0.30% of the average daily net assets of the class. Class I shares do not pay 12b-1 fees. These fees increase the cost of your investment. The higher 12b-1 fees imposed on Class B and Class C shares may, over time, cost more than the front-end sales charge of Class A shares. The purpose of the 12b-1 fees is to promote the sale of more shares of the Fund to the public. The Funds may use 12b-1 fees for advertising and marketing and as a "service fee" to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts.

Other Expenses

Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

Total Fund Operating Expenses

The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) your total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

Recoupment of Previously Waived Expenses

From time to time, the Funds' investment advisor may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit a Fund's operating expenses. The amount of any fees or expenses waived or reimbursed is subject to later recoupment by the investment advisor for a period of up to three fiscal years following the year in which the waiver or reimbursement occurred. For more complete information regarding the current status of any possible recoupment for previously waived or reimbursed fees, including the amount, please see each Fund's latest Annual or Semi-annual Report.

FINANCIAL HIGHLIGHTS

This section looks in detail at the results for one share in each share class of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The tables for California Municipal Bond Fund and New York Municipal Bond Fund for the periods ended December 31, 2001 and after along with the tables for each of the other funds have been derived from financial information audited by KPMG LLP, the funds' independent registered public accounting firm. The tables for California Municipal Bond Fund and New York Municipal Bond Fund for the periods ended prior to December 31, 2001 were audited by these fund's prior independent registered public accounting firm. For a more complete picture of the Funds' financial statements, please see each Fund's Annual Report as well as the Funds' SAI, which is available upon request.

California Municipal Bond Fund

			Year Ended
	Year Ended March 31,		December 31,
CLASS A	2004	2003 [1]	2002 [2]
Net asset value, beginning of period	$ 11.14	$ 11.17	$ 11.04
Income from investment operations
Net investment income	0.28	0.07	0.05
Net realized and unrealized gains or losses on securities	0.29	- 0.03	0.13
Total from investment operations	0.57	0.04	0.18

Distributions to shareholders from
Net investment income	- 0.28	- 0.07	- 0.05
Net realized gains	- 0.10	0	0
Total distributions to shareholders	- 0.38	- 0.07	- 0.05

Net asset value, end of period	$ 11.33	$ 11.14	$ 11.17
Total return [3]	5.26%	0.33%	1.61%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 8,368	$ 1,628	$ 1,266
Ratios to average net assets
Expenses [4]	1.03%	0.93%[5]	0.68%[5]
Net investment income	2.53%	2.33%[5]	1.95%[5]
Portfolio turnover rate	134%	31%	126%
			Year Ended
	Year Ended March 31,		December 31,
CLASS B	2004	2003 [1]	2002 [2]
Net asset value, beginning of period	$ 11.14	$ 11.17	$ 11.04
Income from investment operations
Net investment income	0.21	0.05	0.04
Net realized and unrealized gains or losses on securities	0.28	- 0.03	0.13
Total from investment operations	0.49	0.02	0.17

Distributions to shareholders from
Net investment income	- 0.20	- 0.05	- 0.04
Net realized gains	- 0.10	0	0
Total distributions to shareholders	- 0.30	- 0.05	- 0.04

Net asset value, end of period	$ 11.33	$ 11.14	$ 11.17
Total return [3]	4.52%	0.15%	1.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 831	$ 65	$ 142
Ratios to average net assets
Expenses [4]	1.74%	1.68%[5]	1.55%[5]
Net investment income	1.91%	1.68%[5]	2.20%[5]
Portfolio turnover rate	134%	31%	126%

1.  For the three months ended March 31, 2003. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003. 2.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002. 3.  Excluding applicable sales charges 4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 5.  Annualized

			Year Ended
	Year Ended March 31,		December 31,
CLASS C	2004	2003 [1]	2002 [2]
Net asset value, beginning of period	$ 11.14	$ 11.17	$ 11.04
Income from investment operations
Net investment income	0.21	0.05	0.04
Net realized and unrealized gains or losses on securities	0.28	- 0.03	0.13
Total from investment operations	0.49	0.02	0.17

Distributions to shareholders from
Net investment income	- 0.20	- 0.05	- 0.04
Net realized gains	- 0.10	0	0
Total distributions to shareholders	- 0.30	- 0.05	- 0.04

Net asset value, end of period	$ 11.33	$ 11.14	$ 11.17
Total return [3]	4.52%	0.15%	1.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 4,326	$ 1,349	$ 924
Ratios to average net assets
Expenses [4]	1.74%	1.69%[5]	1.54%[5]
Net investment income	1.86%	1.66%[5]	2.16%[5]
Portfolio turnover rate	134%	31%	126%
	Year Ended March 31,		Year Ended December 31,
CLASS I	2004	2003 [1]	2002 [6]	2001 [6]	2000 [6]	1999 [6]
Net asset value, beginning of period	$ 11.14	$ 11.17	$ 10.60	$ 10.61	$ 10.06	$ 10.54
Income from investment operations
Net investment income	0.32	0.07	0.37	0.37	0.44	0.40
Net realized and unrealized gains or losses on securities	0.29	- 0.03	0.64	0.24	0.56	- 0.48
Total from investment operations	0.61	0.04	1.01	0.61	1.00	- 0.08

Distributions to shareholders from
Net investment income	- 0.32	- 0.07	- 0.37	- 0.37	- 0.45	- 0.40
Net realized gains	- 0.10	0	- 0.07	- 0.25	0	0
Total distributions to shareholders	- 0.42	- 0.07	- 0.44	- 0.62	- 0.45	- 0.40

Net asset value, end of period	$ 11.33	$ 11.14	$ 11.17	$ 10.60	$ 10.61	$ 10.06
Total return	5.57%	0.40%	9.70%	5.87%	10.14%	- 0.77%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 42,162	$ 38,627	$ 35,755	$ 19,785	$ 15,862	$ 13,645
Ratios to average net assets
Expenses [4]	0.74%	0.70%[5]	0.51%	0.50%	0.50%	0.50%
Net investment income	2.84%	2.69%[5]	3.39%	3.40%	4.31%	3.91%
Portfolio turnover rate	134%	31%	126%	203%	183%	20%

1.  For the three months ended March 31, 2003. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003. 2.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002. 3.  Excluding applicable sales charges 4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 5.  Annualized 6.  Effective at the close of business on November 8, 2002, Evergreen California Municipal Bond Fund acquired the net assets of OFFIT California Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of OFFIT Fund Select shares.

Connecticut Municipal Bond Fund

	Year Ended March 31,
CLASS A	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 6.53	$ 6.24	$ 6.31	$ 6.01	$ 6.38
Income from investment operations
Net investment income	0.24	0.26	0.27	0.27	0.26
Net realized and unrealized gains or losses on securities	0.04	0.29	- 0.07	0.30	- 0.35
Total from investment operations	0.28	0.55	0.20	0.57	- 0.09

Distributions to shareholders from
Net investment income	- 0.24	- 0.26	- 0.27	- 0.27	- 0.26
Net realized gains	0	0	0	0	- 0.02
Total distributions to shareholders	- 0.24	- 0.26	- 0.27	- 0.27	- 0.28

Net asset value, end of period	$ 6.57	$ 6.53	$ 6.24	$ 6.31	$ 6.01
Total return [1]	4.39%	8.98%	3.21%	9.71%	- 1.47%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,327	$ 4,342	$ 2,907	$ 3,148	$ 744
Ratios to average net assets
Expenses [2]	1.10%	0.96%	0.87%	0.87%	0.86%
Net investment income	3.67%	4.03%	4.31%	4.40%	4.25%
Portfolio turnover rate	10%	9%	18%	33%	86%

	Year Ended March 31,
CLASS B	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 6.53	$ 6.24	$ 6.31	$ 6.01	$ 6.38
Income from investment operations
Net investment income	0.19	0.21	0.22	0.22	0.22
Net realized and unrealized gains or losses on securities	0.04	0.29	- 0.07	0.30	- 0.35
Total from investment operations	0.23	0.50	0.15	0.52	- 0.13

Distributions to shareholders from
Net investment income	- 0.19	- 0.21	- 0.22	- 0.22	- 0.22
Net realized gains	0	0	0	0	- 0.02
Total distributions to shareholders	- 0.19	- 0.21	- 0.22	- 0.22	- 0.24

Net asset value, end of period	$ 6.57	$ 6.53	$ 6.24	$ 6.31	$ 6.01
Total return [1]	3.66%	8.17%	2.44%	8.90%	- 2.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,148	$ 4,480	$ 2,955	$ 1,788	$ 1,375
Ratios to average net assets
Expenses [2]	1.80%	1.71%	1.61%	1.62%	1.61%
Net investment income	2.96%	3.26%	3.52%	3.63%	3.45%
Portfolio turnover rate	10%	9%	18%	33%	86%

1.  Excluding applicable sales charges 2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

	Year Ended March 31,
CLASS C	2004	2003	2002 [1]
Net asset value, beginning of period	$ 6.53	$ 6.24	$ 6.24
Income from investment operations
Net investment income	0.19	0.21	0
Net realized and unrealized gains or losses on securities	0.04	0.29	0
Total from investment operations	0.23	0.50	0

Distributions to shareholders from
Net investment income	- 0.19	- 0.21	0 [2]

Net asset value, end of period	$ 6.57	$ 6.53	$ 6.24
Total return [3]	3.66%	8.17%	0.04%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 1,966	$ 2,345	$ 1
Ratios to average net assets
Expenses [4]	1.80%	1.76%	1.61%[5]
Net investment income	2.97%	3.13%	3.52%[5]
Portfolio turnover rate	10%	9%	18%

	Year Ended March 31,
CLASS I [6]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 6.53	$ 6.24	$ 6.31	$ 6.01	$ 6.38
Income from investment operations
Net investment income	0.26	0.28	0.29	0.28	0.27
Net realized and unrealized gains or losses on securities	0.04	0.29	- 0.07	0.30	- 0.35
Total from investment operations	0.30	0.57	0.22	0.58	- 0.08

Distributions to shareholders from
Net investment income	- 0.26	- 0.28	- 0.29	- 0.28	- 0.27
Net realized gains	0	0	0	0	- 0.02
Total distributions to shareholders	- 0.26	- 0.28	- 0.29	- 0.28	- 0.29

Net asset value, end of period	$ 6.57	$ 6.53	$ 6.24	$ 6.31	$ 6.01
Total return	4.70%	9.25%	3.47%	9.98%	- 1.22%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 68,275	$ 63,580	$ 57,954	$ 58,938	$ 70,390
Ratios to average net assets
Expenses [4]	0.80%	0.71%	0.61%	0.62%	0.61%
Net investment income	3.97%	4.28%	4.54%	4.64%	4.47%
Portfolio turnover rate	10%	9%	18%	33%	86%

1.  For the period from March 27, 2002 (commencement of class operations), to March 31, 2002. 2.  Amount represents less than $0.005 per share. 3.  Excluding applicable sales charges 4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 5.  Annualized 6.  Effective at the close of business May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

New Jersey Municipal Bond Fund

	Year Ended March 31,
CLASS A	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.18	$ 10.79	$ 10.96	$ 10.48	$ 11.16
Income from investment operations
Net investment income	0.43	0.47	0.49	0.50	0.51
Net realized and unrealized gains or losses on securities	0.08	0.39	- 0.17	0.48	- 0.66
Total from investment operations	0.51	0.86	0.32	0.98	- 0.15

Distributions to shareholders from
Net investment income	- 0.43	- 0.47	- 0.49	- 0.50	- 0.51
Net realized gains	0	0	0	0	- 0.02
Total distributions to shareholders	- 0.43	- 0.47	- 0.49	- 0.50	- 0.53

Net asset value, end of period	$ 11.26	$ 11.18	$ 10.79	$ 10.96	$ 10.48
Total return [1]	4.61%	8.04%	2.99%	9.64%	- 1.33%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 59,206	$ 55,422	$ 63,623	$ 29,475	$ 28,135
Ratios to average net assets
Expenses [2]	0.92%	0.77%	0.67%	0.69%	0.56%
Net investment income	3.79%	4.19%	4.47%	4.72%	4.72%
Portfolio turnover rate	24%	30%	19%	16%	55%
	Year Ended March 31,
CLASS B	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.18	$ 10.79	$ 10.96	$ 10.48	$ 11.16
Income from investment operations
Net investment income	0.35	0.37	0.40	0.41	0.41
Net realized and unrealized gains or losses on securities	0.08	0.39	- 0.17	0.48	- 0.66
Total from investment operations	0.43	0.76	0.23	0.89	- 0.25

Distributions to shareholders from
Net investment income	- 0.35	- 0.37	- 0.40	- 0.41	- 0.41
Net realized gains	0	0	0	0	- 0.02
Total distributions to shareholders	- 0.35	- 0.37	- 0.40	- 0.41	- 0.43

Net asset value, end of period	$ 11.26	$ 11.18	$ 10.79	$ 10.96	$ 10.48
Total return [1]	3.87%	7.13%	2.06%	8.65%	- 2.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 33,148	$ 35,651	$ 26,018	$ 20,152	$ 19,582
Ratios to average net assets
Expenses [2]	1.62%	1.60%	1.57%	1.59%	1.47%
Net investment income	3.08%	3.34%	3.60%	3.81%	3.81%
Portfolio turnover rate	24%	30%	19%	16%	55%

1.  Excluding applicable sales charges 2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

	Year Ended March 31,
CLASS C	2004	2003	2002 [1]
Net asset value, beginning of period	$ 11.18	$ 10.79	$ 10.80
Income from investment operations
Net investment income	0.35	0.37	0
Net realized and unrealized gains or losses on securities	0.08	0.39	- 0.01
Total from investment operations	0.43	0.76	- 0.01

Distributions to shareholders from
Net investment income	- 0.35	- 0.37	0 [2]

Net asset value, end of period	$ 11.26	$ 11.18	$ 10.79
Total return [3]	3.87%	7.13%	- 0.05%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 10,126	$ 8,007	$ 1
Ratios to average net assets
Expenses [4]	1.62%	1.58%	1.57%[5]
Net investment income	3.08%	3.22%	3.60%[5]
Portfolio turnover rate	24%	30%	19%
	Year Ended March 31,
CLASS I [6]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.18	$ 10.79	$ 10.96	$ 10.48	$ 11.16
Income from investment operations
Net investment income	0.46	0.48	0.51	0.51	0.52
Net realized and unrealized gains or losses on securities	0.08	0.39	- 0.17	0.48	- 0.66
Total from investment operations	0.54	0.87	0.34	0.99	- 0.14

Distributions to shareholders from
Net investment income	- 0.46	- 0.48	- 0.51	- 0.51	- 0.52
Net realized gains	0	0	0	0	- 0.02
Total distributions to shareholders	- 0.46	- 0.48	- 0.51	- 0.51	- 0.54

Net asset value, end of period	$ 11.26	$ 11.18	$ 10.79	$ 10.96	$ 10.48
Total return	4.92%	8.20%	3.09%	9.74%	- 1.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 181,649	$ 178,219	$ 172,284	$ 177,206	$ 168,632
Ratios to average net assets
Expenses [4]	0.63%	0.60%	0.57%	0.60%	0.47%
Net investment income	4.08%	4.36%	4.61%	4.81%	4.83%
Portfolio turnover rate	24%	30%	19%	16%	55%

1.  For the period from March 27, 2002 (commencement of class operations), to March 31, 2002. 2.  Amount represents less than $0.005 per share 3.  Excluding applicable sales charges 4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 5.  Annualized 6.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

New York Municipal Bond Fund

	Year Ended March 31,		Year Ended December 31,
CLASS A	2004	2003 [1]	2002 [2]	2001 [2,3]
Net asset value, beginning of period	$ 11.21	$ 11.22	$ 10.77	$ 11.31
Income from investment operations
Net investment income	0.31	0.08	0.36	0.06
Net realized and unrealized gains or losses on securities	0.27	- 0.01	0.67	- 0.16
Total from investment operations	0.58	0.07	1.03	- 0.10
Distributions to shareholders from
Net investment income	- 0.32	- 0.08	- 0.36	- 0.06
Net realized gains	- 0.23	0	- 0.22	- 0.38
Total distributions to shareholders	- 0.55	- 0.08	- 0.58	- 0.44
Net asset value, end of period	$ 11.24	$ 11.21	$ 11.22	$ 10.77
Total return [4]	5.26%	0.60%	9.76%	- 0.79%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 5,234	$ 2,736	$ 2,015	$ 50
Ratios to average net assets
Expenses [5]	0.91%	0.82%[6]	0.78%	0.75%[6]
Net investment income	2.80%	2.85%[6]	3.24%	2.82%[6]
Portfolio turnover rate	150%	42%	286%	245%
			Year Ended
	Year Ended March 31,		December 31,
CLASS B	2004	2003 [1]	2002 [7]
Net asset value, beginning of period	$ 11.21	$ 11.22	$ 11.14
Income from investment operations
Net investment income	0.24	0.06	0.04
Net realized and unrealized gains or losses on securities	0.26	- 0.01	0.08
Total from investment operations	0.50	0.05	0.12
Distributions to shareholders from
Net investment income	- 0.24	- 0.06	- 0.04
Net realized gains	- 0.23	0	0
Total distributions to shareholders	- 0.47	- 0.06	- 0.04

Net asset value, end of period	$ 11.24	$ 11.21	$ 11.22
Total return [4]	4.52%	0.42%	1.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 4,154	$ 2,342	$ 972
Ratios to average net assets
Expenses [5]	1.61%	1.58%[6]	1.53%[6]
Net investment income	2.10%	2.11%[6]	2.42%[6]
Portfolio turnover rate	150%	42%	286%

1.  For the three months ended March 31, 2003. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003. 2.  Effective at the close of business on November 8, 2002, Evergreen New York Municipal Bond Fund acquired the net assets of OFFIT New York Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of OFFIT Fund Advisor shares. 3.  For the period from October 17, 2001 (commencement of class operations), to December 31, 2001. 4.  Excluding applicable sales charges 5.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 6.  Annualized 7.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002.

			Year Ended
	Year Ended March 31,		December 31,
CLASS C	2004	2003 [1]	2002 [2]
Net asset value, beginning of period	$ 11.21	$ 11.22	$ 11.14
Income from investment operations
Net investment income	0.24	0.06	0.04
Net realized and unrealized gains or losses on securities	0.26	- 0.01	0.08
Total from investment operations	0.50	0.05	0.12

Distributions to shareholders from
Net investment income	- 0.24	- 0.06	- 0.04
Net realized gains	- 0.23	0	0
Total distributions to shareholders	- 0.47	- 0.06	- 0.04

Net asset value, end of period	$ 11.24	$ 11.21	$ 11.22
Total return [3]	4.52%	0.42%	1.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 6,205	$ 4,747	$ 3,357
Ratios to average net assets
Expenses [4]	1.61%	1.57%[5]	1.52%[5]
Net investment income	2.10%	2.10%[5]	2.31%[5]
Portfolio turnover rate	150%	42%	286%
	Year Ended March 31,		Year Ended December 31,
CLASS I	2004	2003 [1]	2002 [6]	2001 [6]	2000 [6]	1999 [6]
Net asset value, beginning of period	$ 11.21	$ 11.22	$ 10.77	$ 10.90	$ 10.32	$ 10.82
Income from investment operations
Net investment income	0.35	0.08	0.38	0.38	0.48	0.43
Net realized and unrealized gains or losses on securities	0.26	- 0.01	0.67	0.25	0.58	- 0.50
Total from investment operations	0.61	0.07	1.05	0.63	1.06	- 0.07
Distributions to shareholders from
Net investment income	- 0.35	- 0.08	- 0.38	- 0.38	- 0.48	- 0.43
Net realized gains	- 0.23	0	- 0.22	- 0.38	0	0
Total distributions to shareholders	- 0.58	- 0.08	- 0.60	- 0.76	- 0.48	- 0.43

Net asset value, end of period	$ 11.24	$ 11.21	$ 11.22	$ 10.77	$ 10.90	$ 10.32
Total return	5.57%	0.66%	10.04%	5.94%	10.54%	- 0.65%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 94,588	$ 102,678	$ 101,193	$ 101,878	$ 85,190	$ 68,228
Ratios to average net assets
Expenses [4]	0.61%	0.58%[5]	0.51%	0.50%	0.50%	0.50%
Net investment income	3.09%	3.11%[5]	3.48%	3.43%	4.56%	4.09%
Portfolio turnover rate	150%	42%	286%	245%	256%	93%

1.  For the three months ended March 31, 2003. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 2003. 2.  For the period from November 8, 2002 (commencement of class operations), to December 31, 2002. 3.  Excluding applicable sales charges 4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 5.  Annualized 6.  Effective at the close of business on November 8, 2002, Evergreen New York Municipal Bond Fund acquired the net assets of OFFIT New York Municipal Fund ("OFFIT Fund"). OFFIT Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to November 11, 2002 are those of OFFIT Fund Select shares.

Pennsylvania Municipal Bond Fund

	Year Ended March 31,
CLASS A	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.63	$ 11.18	$ 11.34	$ 10.89	$ 11.66
Income from investment operations
Net investment income	0.49	0.52	0.54	0.56	0.54
Net realized and unrealized gains or losses on securities	0.04	0.45	- 0.16	0.45	- 0.76
Total from investment operations	0.53	0.97	0.38	1.01	- 0.22

Distributions to shareholders from
Net investment income	- 0.49	- 0.52	- 0.54	- 0.56	- 0.54
Net realized gains	0	0	0	0	- 0.01
Total distributions to shareholders	- 0.49	- 0.52	- 0.54	- 0.56	- 0.55

Net asset value, end of period	$ 11.67	$ 11.63	$ 11.18	$ 11.34	$ 10.89
Total return [1]	4.70%	8.79%	3.37%	9.57%	- 1.86%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 68,275	$ 66,026	$ 58,010	$ 44,951	$ 32,796
Ratios to average net assets
Expenses [2]	0.70%	0.65%	0.64%	0.64%	0.73%
Net investment income	4.25%	4.48%	4.75%	5.07%	4.89%
Portfolio turnover rate	20%	18%	23%	20%	28%
	Year Ended March 31,
CLASS B	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.57	$ 11.11	$ 11.26	$ 10.80	$ 11.52
Income from investment operations
Net investment income	0.41	0.44	0.46	0.47	0.45
Net realized and unrealized gains or losses on securities	0.05	0.45	- 0.16	0.47	- 0.70
Total from investment operations	0.46	0.89	0.30	0.94	- 0.25

Distributions to shareholders from
Net investment income	- 0.41	- 0.43	- 0.45	- 0.48	- 0.46
Net realized gains	0	0	0	0	- 0.01
Total distributions to shareholders	- 0.41	- 0.43	- 0.45	- 0.48	- 0.47

Net asset value, end of period	$ 11.62	$ 11.57	$ 11.11	$ 11.26	$ 10.80
Total return [1]	4.05%	8.10%	2.68%	8.89%	- 2.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 42,361	$ 43,463	$ 34,681	$ 31,262	$ 35,334
Ratios to average net assets
Expenses [2]	1.40%	1.40%	1.39%	1.39%	1.48%
Net investment income	3.54%	3.72%	3.98%	4.32%	4.11%
Portfolio turnover rate	20%	18%	23%	20%	28%

1.  Excluding applicable sales charges 2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

	Year Ended March 31,
CLASS C	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.59	$ 11.13	$ 11.28	$ 10.82	$ 11.55
Income from investment operations
Net investment income	0.41	0.44	0.49	0.47	0.45
Net realized and unrealized gains or losses on securities	0.05	0.45	- 0.19	0.47	- 0.71
Total from investment operations	0.46	0.89	0.30	0.94	- 0.26

Distributions to shareholders from
Net investment income	- 0.41	- 0.43	- 0.45	- 0.48	- 0.46
Net realized gains	0	0	0	0	- 0.01
Total distributions to shareholders	- 0.41	- 0.43	- 0.45	- 0.48	- 0.47

Net asset value, end of period	$ 11.64	$ 11.59	$ 11.13	$ 11.28	$ 10.82
Total return [1]	4.05%	8.10%	2.68%	8.88%	- 2.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 16,555	$ 15,470	$ 10,543	$ 5,775	$ 5,726
Ratios to average net assets
Expenses [2]	1.40%	1.40%	1.39%	1.39%	1.48%
Net investment income	3.54%	3.72%	3.96%	4.29%	4.11%
Portfolio turnover rate	20%	18%	23%	20%	28%
	Year Ended March 31,
CLASS I [3]	2004	2003	2002	2001	2000
Net asset value, beginning of period	$ 11.63	$ 11.18	$ 11.34	$ 10.89	$ 11.66
Income from investment operations
Net investment income	0.53	0.55	0.57	0.59	0.57
Net realized and unrealized gains or losses on securities	0.04	0.45	- 0.16	0.45	- 0.76
Total from investment operations	0.57	1.00	0.41	1.04	- 0.19

Distributions to shareholders from
Net investment income	- 0.53	- 0.55	- 0.57	- 0.59	- 0.57
Net realized gains	0	0	0	0	- 0.01
Total distributions to shareholders	- 0.53	- 0.55	- 0.57	- 0.59	- 0.58

Net asset value, end of period	$ 11.67	$ 11.63	$ 11.18	$ 11.34	$ 10.89
Total return	5.01%	9.06%	3.63%	9.84%	- 1.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 808,098	$ 804,277	$ 794,108	$ 809,659	$ 796,576
Ratios to average net assets
Expenses [2]	0.40%	0.40%	0.39%	0.39%	0.47%
Net investment income	4.54%	4.73%	5.00%	5.32%	5.20%
Portfolio turnover rate	20%	18%	23%	20%	28%

1.  Excluding applicable sales charges 2.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements. 3.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

OTHER FUND PRACTICES

Please consult the SAI for more information regarding other investment practices used by the Funds, including risks.

INDEX DESCRIPTIONS

Index	Description	Funds
Lehman Brothers Municipal Bond Index (LBMBI)	The LBMBI is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market.	Connecticut Municipal Bond Fund New Jersey Municipal Bond Fund Pennsylvania Municipal Bond Fund
Lehman Brothers 5-Year Municipal Bond Index (LB5YMBI)	LB5YMBI is an unmanaged market index that provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with up to five-year maturities.	California Municipal Bond Fund New York Municipal Bond Fund

Evergreen Express Line
Call 1.800.346.3858
24 hours a day to
check your account
order a statement
get a Fund’s current price, yield and total return
buy, redeem or exchange Fund shares

Shareholder Services
Call 1.800.343.2898
Monday-Friday, 8 a.m. to 6 p.m. Eastern time to

Information Line for Hearing and Speech Impaired (TTY/TDD)
Call 1.800.343.2888
Monday-Friday, 8 a.m. to 6 p.m. Eastern time

Write us a letter
Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400
to buy, redeem or exchange Fund shares
to change the registration on your account
for general correspondence

For express, registered or certified mail
Evergreen Investments
66 Brooks Drive, Suite 8400
Braintree, MA 02184-3800

Visit us on-line
EvergreenInvestments.com

Regular communications you will receive
Account Statements— You will receive quarterly statements for each Fund you invest in. Please review and promptly notify Evergreen funds of any inaccuracies.

Confirmation Notices— A confirmation of your transaction, other than SIP and SWP, is sent within five days. Please review and promptly notify Evergreen funds of any inaccuracies.

Annual and Semi-annual Reports— You will receive a detailed financial report on each Fund you invest in twice a year.

Tax Forms— Each January you will receive any Fund tax information you need to complete your tax returns.

For More Information About the Evergreen State Municipal Bond Funds, Ask for:

  Each Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.
  The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.343.2898 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com. Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  542791 RV7 (8/04)

  SEC File No.: 811-08367
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034

EVERGREEN MUNICIPAL TRUST

  PART B

STATEMENT OF ADDITIONAL INFORMATION (SAI)

EVERGREEN MUNICIPAL TRUST

200 Berkeley Street
Boston, Massachusetts 02116
1.800.343.2898

EVERGREEN STATE MUNICIPAL BOND FUNDS
STATEMENT OF ADDITIONAL INFORMATION

August 1, 2004

Evergreen California Municipal BondFund (“California Fund”)
Evergreen Connecticut Municipal BondFund (“Connecticut Fund”)
Evergreen New Jersey Municipal Bond Fund (“New Jersey Fund”)
Evergreen New York Municipal Bond Fund (“New York Fund”)
Evergreen Pennsylvania Municipal Bond Fund (“Pennsylvania Fund”)
(Each a “Fund”; together, the “Funds”)

Each Fund is a series of an open-end management investment company known as the Evergreen Municipal Trust (the “Trust”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds. It is not a prospectus but should be read in conjunction with the prospectus for the Fund in which you are making or contemplating an investment. The Funds are offered through one prospectus dated August 1, 2004, as amended from time to time, offering Class A, Class B, Class C and Class I shares of each Fund. You may obtain a prospectus without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com. The information in Part 1 of this SAI is specific information about the Funds described in the prospectus. The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated by reference to each Fund’s Annual Report dated March 31, 2004. You may obtain a copy of the Annual Report without charge by calling 1.800.343.2898 or downloading it off our website at EvergreenInvestments.com.

                                                   TABLE OF CONTENTS

PART 1
TRUST HISTORY.............................................................................................................…....... 1-1
INVESTMENT POLICIES..................................................................................................…..... 1-1
OTHER SECURITIES AND PRACTICES.................................................................................. 1-3
PRINCIPAL HOLDERS OF FUND SHARES............................................................................ 1-3
EXPENSES..................................................................................................................……....... 1-8
PERFORMANCE...................................................................................................................... 1-12
COMPUTATION OF CLASS A OFFERING PRICE............................................................... 1-14
SERVICE PROVIDERS............................................................................................................. 1-15
FINANCIAL STATEMENTS.................................................................................................... 1-16
ADDITIONAL INFORMATION CONCERNING CALIFORNIA........................................... 1-17
ADDITIONAL INFORMATION CONCERNING CONNECTICUT....................................... 1-29
ADDITIONAL INFORMATION CONCERNING NEW JERSEY ........................................... 1-38
ADDITIONAL INFORMATION CONCERNING NEW YORK ......................................….... 1-41
ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA...................................... 1-52

PART 2
ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES........… 2-1
PURCHASE AND REDEMPTION OF SHARES..................................................................….... 2-18
SALES CHARGE WAIVERS AND REDUCTIONS...............................................................….. 2-23
PRICING OF SHARES...........................................................................................................…… 2-25
PERFORMANCE CALCULATIONS............................................................................................ 2-26
PRINCIPAL UNDERWRITER...................................................................................................… 2-29
DISTRIBUTION EXPENSES UNDER RULE 12b-1...................................................................... 2-29
TAX INFORMATION................................................................................................................… 2-35
BROKERAGE.......................................................................................................................…….. 2-38
ORGANIZATION....................................................................................................................…... 2-39
INVESTMENT ADVISORY AGREEMENT.................................................................................. 2-40
MANAGEMENT OF THE TRUST..............................................................................................… 2-41
CORPORATE AND MUNICIPAL BOND RATINGS.................................................................... 2-45
ADDITIONAL INFORMATION..................................................................................................... 2-55
PROXY VOTING POLICY AND PROCEDURES............................................................................ A-1

PART 1

TRUST HISTORY

The Evergreen Municipal Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund is a non-diversified series of the Trust. A copy of the Declaration of Trust is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the 1940 Act).  Where necessary, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may change accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

1.  Non-Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

            Further Explanation of Non-Diversified Funds:

A non-diversified investment company is not limited by the 1940 Act as to the amount of assets that may be invested in any one issuer.  However, in order to qualify as a regulated investment company for tax purposes, each Fund may have no more that 25% of its total assets invested in the securities (other than securities of the U.S. government, its agencies or instrumentalities, or the shares of other regulated investment companies) of any one issuer.  In addition, with respect to 50% of its total assets, each Fund may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, or invest in more than 10% of the voting securities (other than securities issued by the U.S. government, its agencies or instrumentalities) of any one issuer, determined at the time of purchase.

            2.  Concentration

Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, each Fund may not issue senior securities.

     4.  Borrowing

Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Each Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value.  Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may purchase additional securities so long as outstanding borrowings do not exceed 5% of its total assets. Each Fund may obtain such short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

5.  Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust (except Evergreen Technology Fund) and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds (except SNAP Fund), in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592). Evergreen’s Interfund Lending Program was implemented after July 23, 2002.

9.  Investment in Federally Tax Exempt Securities

            Each Fund will, during periods of normal market conditions, invest  its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words “tax exempt,” “tax free” or “municipal” in their names.

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Funds may purchase and investment practices the Funds may use, see the following sections in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Funds’ prospectus. The list below applies to all Funds unless otherwise noted.

Money Market Instruments
U.S. Government Agency Securities
When-Issued, Delayed-Delivery and Forward Commitment Transactions
Repurchase Agreements
Reverse Repurchase Agreements
Securities Lending
Options and Futures Strategies
High Yield, High Risk Bonds
Swaps, Caps, Floors and Collars
Illiquid and Restricted Securities
Investment in Other Investment Companies
Short Sales
Municipal Securities
U.S. Virgin Islands, Guam and Puerto Rico
Zero Coupon “Stripped” Bonds
Stand-by Commitments

PRINCIPAL HOLDERS OF FUND SHARES

            As of July 1, 2004, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Set forth below is information with respect to each person who, to each Fund’s knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each Fund as of July 1, 2004.

California Fund – Class A
MLPF&S for the Sole Benefit of ITS Customers Attn: Fund Administration #97H32 4800 Deer Lake Dr, E 2nd Floor Jacksonville, FL 32246-6484	60.75%
Legg Mason Wood Walker Inc. 425-18685-11 PO Box 1476 Baltimore, MD 21202	13.61%
Dean Witter for the Benefit of C P Volk & E R Peirce CO-TTEE PO Box 250 Church Street Station New York, NY 10008-0250	7.59%
California Fund – Class B
First Clearing, LLC A/C 1456-8501 Carol M Behrens TTEE 13457 Cheltenham Drive Sherman Oaks, CA 91423-4815	15.63%
First Clearing Corporation A/C 5539-3382 Peter B Mac Leod And Kathryn D Mac Leod CO-TTEES 3330 Bonnie Hill Dr. Los Angeles, CA 90068-1324	11.99%
First Clearing LLC A/C 2339-4106 Jack M Weisenhunt Trustee Jack M Weisenhunt Trust 1950 Temple Hills Dr. Laguna Beach, CA 92651-2654	11.13%
NFSC FEBO # W76-153788 Ben F Davis TTEE William D. Whitworth Rev Trust U/A 11/1/01 606 Olivewood Dr. #1 Merced, CA 95348-1255	10.75%
Wells Fargo Investments LLC A/C 4783-8468 608 Second Avenue South 8th Floor Minneapolis, MN 55402-1916	8.04%
Wells Fargo Investments LLC A/C 3021-5716 608 Second Avenue South 8th Floor Minneapolis, MN 55402-1916	5.57%
California Fund – Class C
MLPF&S for the Sole Benefit Of Its Customers Attn: Fund Admin #97A16 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	17.95%

Wells Fargo Investments LLC A/C 5482-8542 608 Second Avenue South 8th Floor Menneapolis, MN 55402-1916	14.75%
Wells Fargo Investments LLC A/C 2599-1826 608 Second Avenue South 8th Floor Minneapolis, MN 55402-1916	8.85%
Bear Stearns Securities Corp. FBO 520-65809-11 1 Metrotech Center North Brooklyn, NY 11201-3870	7.19%
Wells Fargo Investments LLC A/C 5396-9262 608 Second Avenue South 8th Floor Minneapolis, MN 55402-1916	5.27%
California Fund – Class I
Wachovia Bank Trust Accounts Attn: Ginny Batten 11th Floor CMG-1151 301 S Tryon St. Charlotte, NC 28202	23.82%
OffitBank Capital C/O Offit Investment Group Attn: Carolyn Dolan 12 E 49th St. Fl 21 New York, NY 10017-1028	10.10%
Julius Baer Securities Inc. 330 Madison Ave. Fl 12 New York, NY 10017-5081	10.07%
Wachovia Bank Trust Accounts Attn: Ginny Batten 11th Floor CMG-1151 301 S Tryon St. Charlotte, NC 28202	7.97%
Ana Leech and Matilda Nieri TTEES FBO Elisa Zaffaroni Trust 950 Page Mill Rd. Palo Alto, CA 94304-1012	5.28%
Connecticut Fund – Class A
First Clearing Corporation A/C 1649-3143 Walter A Bork Walter A Bork 665 Silvermine Road New Canaan, CT 06840-4326	16.54%

Connecticut Fund – Class B
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin #977N4 4800 Deer Lake Dr. E 2nd fl. Jacksonville, FL 32246-6484	20.69%
NFSC FEBO # 0SE-004375 Williams C Fisher Cheryl A Fisher 40 Forty Acre Mountain Road Danbury, CT 06811-3353	5.66%
Connecticut Fund – Class C
Wachovia Securities, LLC FBO Mr. Ken E Dempsky & Mrs. Jo-Ann Dempsky JT Ten 15 Greenleaf Farms Rd. Newtown, CT 06470-1867	7.61%
First Clearing Corporation A/C 2994-0340 Jennifer R. Edwards 63 Pipers Hill Rd. Wilton, CT 06897-1514	5.65%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.48%
First Clearing Corporation A/C 7240-0326 Santina Russo and Mario Russo JTWROS 94 Cos Cob Ave. Cos Cob CT 06807-2124	5.48%
First Clearing Corporation A/C 3756-0312 Vita C. Gray 45 Heritage Dr. Southington CT 06489-3620	5.15%
Connecticut Fund – Class C
Wachovia Bank Cash Account Attn: Trust Oper. Fund Group 401 S. Tryon St. 3rd Fl. CMG 1151 Charlotte, NC 28202-1934	96.98%
New Jersey Fund – Class A
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin #97JU9 4800 Deer Lake Dr. E 2nd Flr. Jacksonville, FL 32246-6484	7.50%
New Jersey Fund – Class B
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Admin #97JW2 4800 Deer Lake Dr E. 2nd Flr. Jasksonville, FL 32246-6484	6.26%

New Jersey Fund – Class C
MLPF&S for the Sole Benefit of Its Customers Attn: Fund Administration #9EEF6 4800 Deer Lake Dr E 2nd Flr. Jacksonville, FL 32246-6484	22.61%
New Jersey Fund – Class I
Wachovia Bank Trust Accounts 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	89.59%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Oper. FD GRP. 401 S Tryon Street 3rd Fl. CMG 1151 Charlotte, NC 28202-1934	7.88%
New York Fund – Class A
First Clearing Corporation A/C 1150-9828 Scott R. Anderson 23 W 73rd # 1204 New York, NY 10023-3104	24.12%
Citigroup Global Markets Inc. House Account 00109801250 Atn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	8.52%
American Enterprise Investment Services FBO 323174631 P O Box 9446 Minneapolis, MN 55440-9446	6.34%
Michael Oleksiak Guardian FBO Edward Brzozowski 144-34 Village Road Apt. G-B Jamaica, NY 11435-1250	5.13%
New York Fund – Class B
None	None
New York Fund – Class C
Citigroup Global Markets Inc. House Account 00109801250 Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	15.17%
MLPF&S for the Sole Benefit Of Its Customers Attn: Fund Admin #97A16 4800 Deer Lake Dr. E 2nd Fl. Jacksonville, FL 32246-6484	9.03%
UBS Financial Services Inc. FBO The Levin Family Limited Partnership 10 Saddle Ridge Road Old Westbury, NY 11568-1150	7.20%

New York Fund – Class I
Wachovia Bank Trust Accounts Attn: Ginny Batten 11th Floor CMG-1151 301 S Tryon St. Charlotte, NC 28202	13.30%
Wachovia Bank Trust Accounts Attn: Ginny Batten 11th Floor CMG-1151 301 S Tryon St. Charlotte, NC 28202	8.97%
Wachovia Bank Cash/Reinvest Acct. Attn: Trust Operation Fund Group 401 S Tryon Street 3rd Fl. CMG 1151 Charlotte, NC 28202-1934	7.91%
Pennsylvania Fund – Class A
None	None
Pennsylvania Fund – Class B
None	None
Pennsylvania Fund – Class C
MLPF&S for the Sole Benefit Of Its Customers Attn: Fund Admin #97A07 4800 Deer Lake Dr E 2nd Fl. Jacksonville, FL 32246-6484	9.75%
Pennsylvania Fund – Class I
Wachovia Bank Cash Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	91.96%
Wachovia Bank Cash/Reinvest Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	6.11%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013. For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

            EIMC is entitled to receive from California Municipal Bond Fund and New York Municipal Bond Fund an annual fee based on each Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $1 billion	0.35%
Next $500 million	0.32%
Over $1.5 billion	0.27%

EIMC is entitled to receive from Connecticut Municipal Bond Fund and New Jersey Fund Municipal Bond Fund an annual  fee based on each Funds' average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.42%
Next $500 million	0.37%
Next $500 million	0.32%
Over $1.5 billion	0.27%

EIMC is entitled to receive from Pennsylvania Municipal Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.315%
Over $500 million	0.16%

Advisory Fees Paid

Below are the advisory fees paid by each Fund for the last three fiscal years or periods.  Advisory fees paid prior to November 11, 2002 for the California Fund and New York Fund were paid to the Funds’ previous investment advisor.

Fund/Fiscal Year or Period Ended	Advisory Fees Paid	Advisory Fees Waived
March 31, 2004
California Fund	$175,408	$0
Connecticut Fund	$408,015	$0
New Jersey Fund	$1,181,449	$0
New York Fund	$393,670	$0
Pennsylvania Fund	$2,255,259	$0
March 31, 2003
California Fund (a)	$13,570	$19,294
Connecticut Fund	$315,756	$46,815
New Jersey Fund	$1,117,284	$0
New York Fund (a)	$61,938	$32,600
Pennsylvania Fund	$2,250,681	$0
March 31, 2002
California Fund (b)	$63,894	$32,484
Connecticut Fund	$328,972	$56,615
New Jersey Fund	$1,013,952	$0
New York Fund (b)	$318,939	$67,484
Pennsylvania Fund	$2,206,970	$0

(a) For the three months ended March 31, 2003.  The Fund changed its fiscal year end from December 31 to March 31 effective March 31, 2003.

(b) For the year ended December 31, 2002.

Brokerage Commissions

                The Funds paid no brokerage commissions during the last three fiscal years.

Underwriting Commissions

Below are the underwriting commissions paid by each Fund and the amounts retained by the principal underwriter for the last three fiscal years or periods. Prior to November 11, 2002, amounts paid by the California Fund and New York Fund were paid to the Funds’ previous underwriter. For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fund/Fiscal Year or Period Ended	Total Underwriting Commissions	Underwriting Commissions Retained
March 31, 2004
California Fund	$181,362	$8,513
Connecticut Fund	$66,843	$2,151
New Jersey Fund	$491,319	$21,156
New York Fund	$153,057	$6,938
Pennsylvania Fund	$567,795	$21,194
March 31, 2003
California Fund (a)	$3,404	$174
Connecticut Fund	$194,416	$6,217
New Jersey Fund	$934,051	$31,477
New York Fund (a)	$90,402	$1,173
Pennsylvania Fund	$965,635	$24,486
March 31, 2002
California Fund (b)	$16,264	$0
Connecticut Fund	$91,195	$0
New Jersey Fund	$710,586	$2,443
New York Fund (b)	$117,746	$3,149
Pennsylvania Fund	$876,710	$6,082

(a) For the three months ended March 31, 2003.   The Fund changed its fiscal year end from December 31 to March 31 effective March 31, 2003.

(b) For the year ended December 31, 2002.

12b-1 Fees

Below are the 12b-1 fees paid by each Fund for the fiscal year ended March 31, 2004. For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI. Class I shares do not pay 12b-1 fees and Class A shares do not pay distribution fees.

Fund	Class A	Class B		Class C
	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees
California Fund	$14,566	$4,006	$1,336	$22,984	$7,661
Connecticut Fund	$17,165	$37,628	$12,543	$18,804	$6,268
New Jersey Fund	$172,435	$265,186	$88,396	$71,651	$23,884
New York Fund	$10,912	$26,470	$8,824	$43,240	$14,414
Pennsylvania Fund	$201,431	$323,488	$107,830	$119,070	$39,690

Trustee Compensation

            Listed below is the Trustee compensation paid by the Trust for the fiscal year ended March 31, 2004 and by the Trust and the ten other trusts in the Evergreen Fund Complex for the twelve months ended December 31, 2003. The Trustees do not receive pension or retirement benefits from the Evergreen funds.  For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Trust for the fiscal year ended 3/31/2004	Total Compensation from the Evergreen Fund Complex for the twelve months ended 12/31/2003(1)
Laurence B. Ashkin(2)	$646	$70,000
Charles A. Austin, III	$1,808	$153,000
Arnold H. Dreyfuss(2)	$646	$70,000
Shirley L. Fulton (3)	$0	$0
K. Dun Gifford	$2,046	$178,500
Leroy Keith Jr.	$1,756	$153,000
Gerald M. McDonnell	$1,756	$153,000
Thomas L. McVerry(4)	$0	$22,500
William W. Pettit	$1,756	$153,000
David M. Richardson	$1,756	$153,000
Russell A. Salton, III	$1,904	$163,500
Michael S. Scofield	$2,274	$193,500
Richard J. Shima	$1,964	$168,000
Richard K. Wagoner	$1,756	$153,000

(1) Certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2003. The amounts listed below will be payable in later years to the respective Trustees:

Austin                      $91,800

McVerry                  $22,500

Pettit                        $153,000

Shima                      $58,800

(2) As of December 31, 2003, Mr. Ashkin and Mr. Dreyfuss’ three-year terms as Trustee Emeriti expired.  They received compensation through December 31, 2003.

(3) Ms. Fulton became a Trustee effective April 1, 2004.

(4) On February 3, 2003, Mr. McVerry resigned. He received compensation through February 2003.

PERFORMANCE

Total Return

Below are the annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 2004.  The after-tax returns shown are for each Fund’s oldest class or one of each Fund’s oldest classes; after-tax returns for other classes will vary. For more information, see “Total Return” under “Performance Calculations” in Part 2 of this SAI.

Fund/Class	One Year	Five Years	Ten Years or Since Inception Date of Class	Inception Date of Class
California Fund (a)
Class A	0.22%	4.78%	5.47%	11/8/2002
Class B	-0.48%	5.28%	6.05%	11/8/2002
Class C	3.52%	5.60%	6.05%	11/8/2002
Class I	5.57%	5.90%	6.27%	4/2/1997
Class I†	5.29%	5.63%	6.05%	4/2/1997
(after taxes on distributions)
Class I†	4.67%	5.42%	5.81%	4/2/1997
(after taxes on distributions and sale of Fund shares)
Connecticut Fund (b)
Class A	-0.63%	3.86%	4.68%	12/30/1997
Class B	-1.34%	3.77%	4.70%	01/09/1998
Class C	2.66%	4.73%	5.15%	03/27/2002
Class I	4.70%	5.16%	5.36%	11/24/1997
Class I †	4.69%	5.13%	N/A	11/24/1997
(after taxes on distributions)
Class I †	4.47%	5.03%	N/A	11/24/1997
(after taxes on distributions and sale of Fund shares)
New Jersey Fund (c)
Class A	-0.38%	3.70%	5.21%	07/16/1991
Class A †	-0.39%	3.68%	5.17%	07/16/1991
(after taxes on distributions)
Class A †	1.03%	3.76%	5.12%	07/16/1991
(after taxes on distributions and sale of Fund shares)
Class B	-1.13%	3.48%	4.98%	01/30/1996
Class C	2.87%	4.39%	5.55%	03/27/2002
Class I	4.92%	4.87%	5.82%	02/08/1996
New York Fund (d)
Class A	0.25%	5.00%	5.71%	10/17/2001
Class B	-0.48%	5.58%	6.22%	11/8/2002
Class C	3.52%	5.90%	6.22%	11/8/2002
Class I	5.57%	6.20%	6.38%	4/3/1995
Class I†	5.10%	5.70%	6.05%	4/3/1995
(after taxes on distributions)
Class I†	5.00%	5.58%	5.90%	4/3/1995
(after taxes on distributions and sale of Fund shares)
Pennsylvania Fund (c)
Class A	-0.28%	3.82%	5.22%	12/27/1990
Class A †	-0.28%	3.81%	5.18%	12/27/1990
(after taxes on distributions)
Class A †	1.26%	3.91%	5.15%	12/27/1990
(after taxes on distributions and sale of Fund shares)
Class B	-0.95%	3.88%	5.04%	02/01/1993
Class C	3.05%	4.20%	5.03%	02/01/1993
Class I	5.01%	5.10%	5.90%	11/24/1997

(a)         Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. Historical performance for Class I prior to 11/11/2002 is based on the performance of Select shares of the fund’s predecessor fund, OFFIT California Municipal Fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

(b)           Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I, the original class offered. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower. Historical performance shown for Class I prior to its inception is based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for Class I's expenses. The CTF was not registered under the Investment Company Act of 1940 and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected.

(c)           Historical performance shown for Classes B, C, and I prior to their inception is based on the performance of Class A, the original class offered.  The historical returns for Classes B, C, and I have not been adjusted to reflect the effect of each class’ 12b-1 fee.  These fees are 0.30% for Class A and 1.00% for Classes B and C.  Class I does not pay a 12b-1 fee.  If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class I would have been higher.

(d)           Historical performance shown for Class A prior to 11/11/2002 is based on the performance of the Advisor shares of the fund's predecessor fund, OFFIT New York Municipal Fund, and prior to its inception, on the Select shares, the original class offered by the fund’s predecessor fund.  Historical performance shown for Classes B and C prior to their inception is based on the performance of Class I.  Historical performance for Class I prior to 11/11/2002 is based on the performance of the Select shares of the fund's predecessor fund. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class' 12b-1 fee.  These fees are 0.25% for Advisor shares, 0.30% for Class A shares and 1.00% for Classes B and C. Class I and Select shares do not pay a 12b-1 fee.  If these fees had been reflected, returns for Classes A, B and C would have been lower.

†              The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. Due to the different tax treatment of CTFs, after-tax returns for the Connecticut Fund prior to 11/24/1997 cannot be calculated.

Yields

Below are the current and tax equivalent yields for each class of shares of the Funds for the 30-day period ended March 31, 2004.  For more information, see “30-Day Yield” and “Tax Equivalent Yield” under “Performance Calculations” in Part 2 of this SAI.

		30-Day Yield				Tax Equivalent Yield
Fund	Combined Federal & State Tax Rate (1)	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
California Fund	42.00%	2.53%	1.96%	1.97%	2.98%	4.36%	3.38%	3.40%	5.14%
Connecticut Fund	39.25%	3.32%	2.78%	2.79%	3.79%	5.47%	4.58%	4.59%	6.24%
New Jersey Fund	40.12%	3.40%	2.86%	2.86%	3.87%	5.68%	4.78%	4.78%	6.46%
New York Fund	40.97%	2.73%	2.17%	2.17%	3.18%	4.62%	3.68%	3.68%	5.39%
Pennsylvania Fund	38.01%	3.83%	3.32%	3.32%	4.33%	6.18%	5.36%	5.36%	6.98%

(1) Assumed for purposes of this chart. Your tax may vary.

                                                 COMPUTATION OF CLASS A OFFERING PRICE

Class A shares are sold at the net asset value (NAV) plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase of Class A shares of each Fund aggregating less than $50,000 based upon the NAV of each Fund’s Class A shares at the end of March 31, 2004. For more information, see “Purchase, Redemption and Pricing of Shares.”

Fund	Net Asset Value Per Share	Sales Charge	Offering Price Per Share
California Fund

Class A	$11.33	4.75%	$11.90
Connecticut Fund

Class A	$6.57	4.75%	$6.90
New Jersey Fund

Class A	$11.26	4.75%	$11.82
New York Fund

Class A	$11.24	4.75%	$11.80
Pennsylvania Fund

Class A	$11.67	4.75%	$12.25
                                                                         SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, a subsidiary of Wachovia, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund annual fees at the following rate.

Average Daily Net Assets of the Evergreen funds

Administrative Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative service fees paid by each Fund for the last three fiscal years or periods.  Prior to November 11, 2002, the amounts paid by the California Fund and New York Fund were paid to the predecessor funds’ administrator.

Fund/Fiscal Year or Period Ended	Administrative Fees Paid	Administrative Fees Waived
March 31, 2004
California Fund	$50,093	$0
Connecticut Fund	$78,429	$0
New Jersey Fund	$281,174	$0
New York Fund	$112,428	$0
Pennsylvania Fund	$924,755	$0
March 31, 2003
California Fund (a)	$9,390	$0
Connecticut Fund	$69,725	$0
New Jersey Fund	$266,020	$0
New York Fund (a)	$27,011	$0
Pennsylvania Fund	$922,301	$0
March 31, 2002
California Fund (b)	$26,508	$6,484
Connecticut Fund	$63,264	$0
New Jersey Fund	$241,417	$0
New York Fund (b)	$105,647	$27,590
Pennsylvania Fund	$896,308	$0

(a) For the three months ended March 31, 2003.  The fund changed its fiscal year end from December 31 to March 31 effective March 31, 2003.

(b) For the year ended December 31, 2002.

Transfer Agent

            Evergreen Service Company, LLC  (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

            Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$25.75	$9.00
Semiannual Dividend Funds	$24.75	$9.00
Annual Dividend Funds	$24.75	$9.00

                * For shareholder accounts only. Each Fund pays ESC cost plus 15% for broker accounts.

                ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Distributor

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, Massachusetts 02116-5034, markets the Funds through broker‑dealers and other financial representatives.

Independent Registered Public Accounting Firm

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Sullivan & Worcester LLP, 1666 K Street, Washington, DC 20006, provides legal advice to the Funds.

FINANCIAL STATEMENTS

The audited financial statements and the report of the independent registered public accounting firm thereon are hereby incorporated by reference to the Funds’ Annual Reports, copies of which may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898, or by downloading them off our website at EvergreenInvestments.com.

ADDITIONAL INFORMATION CONCERNING CALIFORNIA

The information set forth below is derived from sources that are generally available to investors, including official statements for debt offerings of California and other issuers in the state. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California or local issuers in the state.  It should be noted that the creditworthiness of obligations issued by local issuers in the state may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payments on such local obligations in the event of a default.

General

            Following several years of very strong growth in the late 1990’s, which produced large State revenue surpluses, the State’s financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000.    Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets.   By May 2003, the Governor reported that that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year.  See “Recent Financial Results – Continuing Budget Shortfall” below.

            Strong  partisan disagreement in the Legislature about the appropriate combination of spending reductions and revenue increases needed to close this gap led to a delay of almost one month in enactment of the 2003-04 fiscal year budget.  In its final form it resembled the Governor’s proposals with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment over several years of an accumulated budget deficit then estimated at $10.7 billion (but subsequently recalculated at $8.6 billion).  The final budget compromise recognized expressly that the balancing of the 2003-04 budget used a number of one-time budget measures and borrowings, and that there was a structural deficit of about $8 billion built into the 2004-05 fiscal year budget which would have to be addressed.  The sluggish economy and cuts in State aid will adversely affect local government finances in 2004 and beyond.

In October, 2004, a successful recall election resulting in the replacement of the prior Governor with new Governor Arnold Schwarzenegger.  The new Governor has proposed substantial additional spending reductions as part of the proposed 2004-05 Budget.  On March 2, 2004, voters approved two companion ballot propositions which had been sponsored by the Governor.  Proposition 57 authorizes issuance of $15 billion of economic recovery bonds to fund previous budget deficits.  Proposition 58 implemented changes in state budget procedures designed to mandate adoption of balanced budgets in the future, to grant greater mid-year budget adjustment powers, to require creation of a budget reserve, and to prohibit future long-term borrowing to finance budget deficits (once the bonds approved by Proposition 57 are issued).

            The State has been facing serious cash flow difficulties since the 2001-02 fiscal year as a result of the ongoing budget deficits and severely reduced revenues.  It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes.  The State issued $11 billion of cash flow notes in mid-June 2003, and an additional $3 billion of notes in October, 2003, both issues to mature in June, 2004.  Repayment of this borrowing is expected to come from ongoing revenues and proceeds from the issuance of the deficit retirement bonds approved at the March 2004 election.  The State’s ability to meet its cash requirements may continue to depend on access to capital markets until it brings revenues and expenses into closer balance. See “Recent Financial Results – Cash Flow Requirements” below.

Economic Factors

            California’s economy is the largest among the 50 states and one of the largest in the world.  The State’s population of almost 36 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate.  Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990’s.  The bulk of population growth in the State is due to births and foreign immigration.

            Total personal income in the State, at an estimated $1,199 billion in 2003, accounts for over 13% of all personal income in the nation.  Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

            California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports.   The California economy outpaced the nation during this period.  By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of  the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession.  International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia).   Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State.  Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002.  Between December 2002 and December 2003 non-farm employment dropped by 0.2 percent, but the unemployment was reduced from 6.9% to 6.4%.  Most recent indications reported by the Department of Finance suggest that employment has been increasing in the second half of 2003 and into 2004   Residential construction and existing home sales remained strong in 2003, in part due to low interest rates, but nonresidential construction was weak for the third consecutive year in 2003.  In January, 2004, the State Department of Finance projected there would be only moderate growth in the economy in 2004, with stronger growth in 2005.  The Department predicts the California economy will mirror the national economy.  The recession, combined particularly with the decline in the stock markets since mid-2000, resulted in much weaker State revenues in Fiscal Years 2001-02 and 2002-03  than had been previously projected, as discussed further below under “Recent Financial Results.”

            Widely publicized difficulties in California’s energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas.  Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized.  Energy difficulties are mitigated by the fact that California’s economy is very energy-efficient.  A number of investigations and lawsuits are ongoing against energy suppliers seeking refunds for California customers for alleged overcharges during the crisis period in 2000 and 2001.

Constitutional Limitations on Taxes, Other Charges and Appropriations

            Limitation on Property Taxes.  Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue.  The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.”  Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions).  Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

            Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments.  This system has resulted in widely varying amounts of tax on similarly situated properties.  Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

            Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

            Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.”  Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

            Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective.  Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

            Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs.  Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.”  All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes.  There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

            In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges.  Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge.  It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

            The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

            Appropriations Limits.  The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively.  Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed.  “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments.  No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

            Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

            The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.  The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

            “Excess” revenues are measured over a two year cycle.  Local governments must return any excess to taxpayers by rate reductions.  The State must refund 50% of any excess, with the other 50% paid to schools and community colleges.  With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time.  Local governments may by voter approval exceed their spending limits for up to four years.   Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit.  However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made.  1999-2000 was the only fiscal year since the late 1980’s when State appropriations were above the limit.  The State Department of Finance estimates the State will be about $13.4 billion below its appropriation limit in fiscal year in 2003-04 and about $12.8 billion below the limit in 2004-05.

            Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.  It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations.  Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

            Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education.  As of February 1, 2004, the State had outstanding approximately $31.3 billion of long-term general obligation bonds and $6.9 billion of lease-purchase debt supported by the State General Fund.  The State issued $2.0 billion of general obligation bonds in late February 2004 and  $1.80 billion in April 2004.   As of February 1, 2004 the State had about $22.2 billion of authorized and unissued long-term general obligation bonds and $4.3 billion of authorized and unissued lease-purchase debt.  Voters approved a $12.3 billion bond authorization for public school and university construction at the March 2, 2004 election, plus $15 billion of deficit financing bonds (Proposition 57)  which are additionally secured by a portion of the State’s sales tax.   The State plans to sell about $12.3 billion of the deficit financing bonds (called “economic recovery bonds”) before the end of June, 2004.   The remainder of the $15 billion authorization may be issued later in the 2004-05 fiscal year, if needed to help balance the 2005-06 budget.  In FY 2002-03, debt service on general obligation bonds and lease purchase debt was approximately 3.5% of General Fund revenues.  Additional bond authorizations may be on the ballot in November 2004.  See also “Bond Ratings” below.

Recent Financial Results

            The principal sources of General Fund tax revenues in 2002-03  were the California personal income tax (48 percent of total tax revenues), the sales tax (35 percent), corporation taxes (8 percent), and the gross premium tax on insurance (2 percent).   A large portion of personal income tax receipts was derived from capital gains realizations and stock option income.  While these sources have been extraordinarily strong in the late 1990’s and 2000, they are particularly volatile.  In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years.  The Department of Finance has projected that this source of revenue dropped from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years.

            The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available.  Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

            Throughout the 1980’s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws.  The largest State program is assistance to local public school districts.  In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

            The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago.  The State’s annual contributions to the Public Employee’s Retirement System have increased from $157 million in FY 2000-01 to $2.2 billion in FY 2003-04.

Balanced Budget Amendment

            On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures.  This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which will eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

            The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves   After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency.  The Legislature would be called in to special session to address this proposal.  If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

            The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund.  Beginning in FY 2006-07, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year.  The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent.  The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue.  Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached.  The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year.  The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the deficit retirement bonds approved by Proposition 57.

            A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued.  Short term borrowing for cash flow management will continue to be authorized.

Recent Budgets.

            The economy, and especially the stock markets, grew strongly during the second half of the 1990’s, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted.  These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97.  In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State’s budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000.  In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

            The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98.  From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to just below $7,000 per pupil in FY 2003-04.  A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

            Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996.  The new State program, called “CalWORKs,” became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce.  As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

An important element of recent Budget Acts (during the years of large capital gains receipts) was agreement on substantial tax cuts.  The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the “VLF”).  Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001.  Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund.  Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

            The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money to make the “offset” to cities and counties  This action was challenged in court.  Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments.  This action, too, has been challenged in court.

Fiscal Year 2002-03 Budget

            The magnitude of the budget gap which had to be addressed led to a substantial delay in enactment of the 2002-03 Budget Act (“2003 Budget Act”) until September 5, 2002, more than two months into the fiscal year.  Despite delay in approval of the 2003 Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders.  Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

            The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes.  Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected.

By November, 2002, reports both from the independent Legislative Analyst’s Office and the Department of Finance made clear that the 2002-03 budget would fall far short of projections.   As part of the 2003-04 Governor’s Budget proposal, released January 10, 2003 (the “2004 Governor’s Budget”), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04.   In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization  and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

Fiscal Year 2003-04 Budget

Original Budget Proposal  The Proposed 2003-04 Governor’s Budget released on January 10, 2003 (the “2004 Governor’s Budget”) projected a continuing, significant downward revision of estimated State revenues, and indicated that for the combined 2002-03 and 2003-04 period, the nominal budget “gap” to be addressed was in the neighborhood of $35 billion.  This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the “loss” of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

            The 2004 Governor’s Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year.  The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments’ increased costs for the programs to be shifted.

May Revision  As noted above some budget reductions were passed by the Legislature in March and April, 2003, but less than the amounts requested by the Governor.  In May 2003, the Governor released the May Revision to the 2004 Governor’s Budget (“2004 May Revision”), which updated forecasts and provided a substantially revised budget plan for 2003-04.

            First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs.  Actual tax revenues were reported to be very close to the projections made in the 2004 Governor’s Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

            In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year.  Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

1.         The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid.  Repayment of these bonds would be based on annual appropriations.

2.         Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing.    A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to “backfill” the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year.  The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift.  The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

3.         The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing “structural deficit,” which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action.

Final Budget Act  Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget.  Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

The 2003-04 Budget Act was finally passed by the Legislature and signed by the Governor on August 2, 2003.  It resolved the budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals.  It assumed a year-end budget reserve at June 30, 2004 of almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed.  The principal features of the budget were as follows:

1.         As proposed by the Governor in the 2004 May Revision, the Legislature authorized the issuance of “fiscal recovery bonds” designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003.  (The new Administration has subsequently estimated that because of stronger revenue results than anticipated, the June 30, 2003 budget deficit was only about $8.6 billion.)  Issuance of these bonds had been delayed because of a legal challenge which was pending in court, but on March 2, 2004, voters approved Proposition 57 to authorize $15 billion of general obligation “economic recovery bonds” to replace the fiscal recovery bonds approved in July.

2.         The budget also assumed two other external borrowings.  The first was the second part of a tobacco securitization sale, postponed from spring, 2003. This sale was completed in September 2003 and produced about $2.2 billion of General Fund revenue.  The second was the sale of pension obligation bonds (“POBs”) to make the 2003-04 payments due to the State Public Employee’s Retirement System, in the amount of about $1.9 billion.  The POB sale was prevented from going ahead by an adverse court decision, which is presently being appealed, but the time needed to complete the appeal means this financing cannot occur in time to assist the 2003-04 budget.

3.         As noted, the budget relied on substantial savings in program costs, spread across most programs.  K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per-pupil spending, to about $6,900 per pupil.  Significant cuts were made in higher education support, to be offset in part by student fee increases in the range of 30%.  Other fee increases will offset reductions in support for trial courts and resources programs.  Health and social service costs were limited by foregoing cost of living increases and reducing Medi-Cal provider rates.  State personnel costs were to be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

4.         The budget assumed receipt of about $1.8 billion in new federal funding as a result of federal law passed to assist States.  The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee.  Another major one-time budget action was a shift in Medi-Cal accounting to add about $930 million in 2003-04.  There were no other tax or revenue increases, aside from certain fees.  The Governor’s realignment proposal to transfer certain health and social services programs to local governments was not enacted.

Proposed 2004-05 Governor’s Budget

            The Proposed 2004-05 Governor’s Budget (the “2005 Governor’s Budget”) released on January 9, 2004 by the new Schwarzenegger Administration, reported that, in the absence of corrective action to change existing policies, operating deficits of about $14 billion would be incurred for FY 2004-05.  The Governor proposed about $3.9 billion of mid-year budget actions, most of which had not been adopted as of May 1, 2004.

            The original 2003-04 Budget Act estimated a budget reserve (SFEU) at June 30, 2004 of about $2 billion.  The 2004 Governor’s Budget revised this estimate to about $290 million, assuming enactment of the mid-year budget adjustment proposals.  Some of the others major changes in the 2003-04 budget estimate include the following:

            1.         $2 billion in increased revenues from stronger economic activity.

            2.         $3 billion in additional resources from sale of the Proposition 57 economic recovery bonds, as compared to the earlier fiscal recovery bond plan.  Under the current plan, the State plans to issue about $12.3 billion of economic recovery bonds by June, 2004, of which about $9.3 billion will be allocated to repayment of prior budget deficits.

            3.         Loss of revenues from sale of pension obligation bonds, and elimination of the expected receipt of revenue from renegotiating gaming compacts with Indian tribes (although these negotiations are currently ongoing).

            4.         Additional expenditures of about $2.65 billion to maintain the payment of the VLF offsets to local governments.

The Governor’s proposed 2004-05 Budget will be subject to negotiations with the Legislature over the coming months.  The major elements of the Governor’s proposal include the following:

            1.         Resetting the minimum Proposition 98 funding guarantee for public schools to save about $2 billion.  This will still provide an increase in funding for public schools.  Additional funding cuts will be made for higher education units, to be offset by higher student fees.

            2.         Major reforms of the Medi-Cal program to reduce costs.  The Governor also proposes to increase work incentives to allow reduced expenditures under the CalWORKS welfare program.  The Governor proposes a wide range of reductions in health and social services programs.

            3.         Proposed reform of public pension costs, to be negotiated with employees, to reduce future costs.  The Governor also proposed a $929 million pension obligation bond issuance assuming timely and successful appeal of the lawsuit which blocked the 2003 pension obligation bond issue.

            4.         Use of about $3 billion of Proposition 57 economic recovery  bond proceeds.

            5.         Reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts, to be a permanent shift.

            6.         Reduction of $1.1 billion by suspending planned General Fund expenditures for the Transportation Investment Fund enacted several years earlier in better fiscal times.

            Overall, the 2004 Governor’s Budget projects General Fund revenues of $76.4 billion, a decrease of $1.2 billion from revised estimates for 2003-04.  Expenditures are projected at $76.1 billion, also a decrease of $1.2 billion from 2003-04.   The year-end budget reserve (SFEU) is projected to be about $635 million.

            Updated revenue and expenditure projections for FY 2003-04, and an updated budget proposal for FY 2004-05 will be released by the Governor on May 14, 2004.

            The Governor has implemented a California Performance Review, which will carry out a comprehensive analysis of State government.  The major areas for review will include: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

Ongoing “Structural Deficit”

            The independent Legislative Analyst’s Office (“LAO”) has reported for several years that the State is facing a “structural deficit,” because of a continuing imbalance between its basic level of revenues and its mandated spending levels for enacted programs.  While the LAO reported in February 2004 that the 2004 Governor’s Budget represented a “solid starting point for budgetary negotiations,” it noted that a number of the solutions proposed by the Governor might not be realized, which could increase the budget gap by up to another $4 billion.  The LAO also reported that going forward, a gap of about $7 billion would occur in FY 2005-06 and subsequent years, absent additional corrective actions to bring revenues and expenditures into balance.

Cashs Flow Requirements

            The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year.   The State’s ongoing revenue shortfalls and budget deficits incurred in the last three fiscal years, along with certain unique factors associated with the State’s energy crisis in 2001, placed severe pressure on the State’s cash resources, and required an unprecedented amount of short-term cash flow borrowing

            The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs.  By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due.    Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August.  To sell these RAWs, the State was required to obtain credit support from a group of financial institutions.  The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for FY2003-04.  For the first time, the entire State RAN issue was supported by external bank credit.  The RAWs mature on June 16, 2004 and the RANs mature on June 23, 2004.

            The State anticipates that it will repay the RAWs and RANs in June 2004 with a combination of current revenues and proceeds of the Proposition 57 economic recovery bonds.  If for any reason this sale cannot be accomplished, the RAWs and RANs will all be paid by drawing on available credit support instruments, but such an action will require the State to immediately divert all revenues (after payment of constitutionally mandated Priority Payments, such as school funding and general obligation bond debt service) to start repaying the financial institutions.  This would severely restrict the State’s ongoing cash management process.     Until the State brings the “structural imbalance” between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

Bond Ratings

            The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels which had existed prior to the recession.  After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s, “Aa2” from Moody’s and “AA” from Fitch.  Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds.  As of March 1, 2004, Standard & Poor’s had reduced California’s senior ratings to “BBB,” Fitch had reduced the ratings to “BBB” and Moody’s had reduced its ratings to “Baa2.”   Fitch maintained the State’s credit ratings on watch with negative implications.  S&P considers the State’s rating outlook as “positive.”   The State’s economic recovery bonds have received higher ratings than the regular general obligations bonds, because of the additional pledge of a dedicated stream of sales tax revenues.

            There can be no assurance that current ratings will be maintained in the future.  It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

            The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.  If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

            Other Issuers of California Municipal Obligations.  There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers.  These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

            State Assistance.  Property tax revenues received by local governments declined more than 50% following passage of Proposition 13.  Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues.  Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.  To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid.  Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.  The Governor has proposed a further $1.3 billion annual property tax shift for 2004-05 and subsequent years.

            In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually).  In recent years, the State has provided over $350 million to support local law enforcement costs.  The current fiscal crisis may result in some reductions in these payments in 2003-04 and beyond.

            To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.    The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.  See “Recent Financial Results—Continuing Budget Shortfall” and “---Fiscal Year 2004-05 Budget.”

            Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law.  Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce.  Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets.  Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs.  The long-term financial impact of the new CalWORKs system on local governments is still unknown.

            Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

            Assessment Bonds.  California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.  In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance.  In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.  Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds.  Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

            California Long Term Lease Obligations.  Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval.  Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease.  Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs.  The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake).  In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.  Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

            The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors.  Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

            Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies.  Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity.  In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds.  Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

            Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness.  As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

            The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear.  Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.  Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes.  It is not possible, at present, to predict the extent to which any such legislation will be enacted.  Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

            Substantially all of California is within an active geologic region subject to major seismic activity.  Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages.  The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact.  Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions.  Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

ADDITIONAL INFORMATION CONCERNING CONNECTICUT

The financial condition of the State of Connecticut (the “State”), its public authorities and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Connecticut Fund, or result in the default of existing obligations, including obligations which may be held by the Connecticut Fund.  The following section provides only a brief summary of the complex factors affecting the financial situation in Connecticut and is based on information publicly available on the date of this SAI.  The information contained in such publicly available documents has not been independently verified.  It should be noted that the creditworthiness of local issuers may be unrelated to the creditworthiness of the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the State.

State Economy

            General.  Connecticut is a highly developed and urbanized state.  It is situated directly between the financial centers of Boston and New York City.  Connecticut is located on the northeast coast  and is the southernmost of the New England States.  It is bordered by Long Island Sound, New York, Massachusetts and Rhode Island.  More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State.  The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades.  The State has extensive transportation and utility services to support its economy.

            Connecticut’s economic performance is measured by personal income, which has been and is expected to remain among the highest in the nation; gross state product (the market value of all final goods and services produced by labor and property located within the State), which demonstrated stronger output growth than the nation in general during the 1980s, slower growth for a few years in the early 1990s, and steadily increasing growth during the rest of the 1990s; employment, which fell during the early 1990s but rose steadily during the rest of the decade to a level above that experienced in the early 1990s; and the unemployment rate, which is lower than the regional and national rate.

            Defense Industry.  One important component of the manufacturing sector in Connecticut is the defense industry.  Approximately one quarter of the State’s manufacturing employees are employed in defense-related business.  Nonetheless, this sector’s significance in the State’s economy has declined considerably since the early 1980s.  Connecticut has witnessed a marked reduction in the amount of federal spending earmarked for defense-related industries in the State.  In fiscal year 2002, however, Connecticut received $5.6 billion of prime contract awards.  These total awards accounted for 3.6% of national total awards and ranked ninth in total defense dollars awarded and second in per capita dollars awarded among the 50 states.  In fiscal year 2002, Connecticut had $1,629 in per capita defense awards, compared to the national average of $550.  As measured by a three year moving average of defense contract awards as a percent of Gross State Product, awards to Connecticut based firms have fallen to 2.0% of Gross State Product in fiscal year 2002, down from 3.4% of Gross State Product in fiscal year 1993.  The increase in 2002 was primarily due to the procurement of helicopters and submarines.

State Budgetary Process

            Balanced Budget Requirement.  In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year.  This amendment also provides a framework for a cap on budget expenditures.  The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances.  The constitutional limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness.  There is no statutory or constitutional prohibition against bonding for general budget expenditures.

            The State Supreme Court has ruled that the provisions of the constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred.  In the interim, the General Assembly has been following a provision of the Connecticut General Statutes, which contains the same budget cap as the constitutional amendment.  In addition to the exclusion of debt service from the budget cap, this statute also excludes statutory grants to distressed municipalities, expenditures to implement federal mandates and court orders in the first fiscal year in which such expenditures are authorized, and payments from surplus for certain debt retirement and additional state employee pension contributions.

            Biennium Budget.  The State’s fiscal year begins on July 1 and ends June 30.  The Connecticut General Statutes require that the budgetary process be on a biennium basis.  The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates.  In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

            Line Item Veto.  Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill.  A statement identifying the items so disapproved and explaining the reasons therefor must be transmitted with the bill to the Secretary of the State and, when in session, the General Assembly.  The General Assembly may separately reconsider and repass such disapproved appropriation items by a two-thirds vote of each house.

State General Fund

            The State finances most of its operations through its General Fund.  However, certainState functions, such as the State’s transportation budget, are financed through other State funds.

            The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly.  The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law.  When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

            As of June 30, 2003, there was a zero balance (unaudited) in the budget reserve fund.  In the past, moneys in the budget reserve fund were applied to partially offset a general fund deficit and surplus money in excess of amounts transferred to the budget reserve fund have been held or applied to provide for the retirement of outstanding indebtedness or for debt avoidance.

State Budget for Fiscal Years 2003-2004 and 2004-2005

On August 16, 2003, Governor Rowland signed into law Public Act No. 03-1 of the June 30 Special Session.  On August 20, 2003, the Governor signed into law Public Act. No. 03-3, Public Act No. 03-4 and Public Act No. 03-6 of the June 30 Special Session.  These four public acts constituted the budget for fiscal years 2003-2004 and 2004-2005.  For fiscal year 2003-2004, the budget anticipated revenues of $12,452.1 million and expenditures of $12,452.0 million, resulting in a surplus of $0.1 million.  For fiscal year 2004-2005, the budget anticipated revenues of $12,967.1 million and expenditures of $12,966.9 million, resulting in a surplus of $0.2 million.

The budget included approximately $570 million in net revenue enhancements of the 2003-2004 fiscal year and $550 million for the 2004-2005 fiscal year while reducing expenditures from current service levels by approximately $715 million for the 2003-2004 fiscal year and $1,160 million for the 2004-2005 fiscal year.

The most significant revenue changes included:  (1) an increase in the personal income tax by reducing the property tax credit from $500 to $350 and the elimination of the minimum $100 property tax credit for expected revenues of $112.0 million in fiscal year 2003-2004 and $112.2 million in fiscal year 2004-2005; (2) repeal of the sales tax on hospital services, newspapers and magazines, and advertising services for a revenue loss of $123.4 million in fiscal year 2003-2004 and $139.2 million in fiscal year 2004-2005; (3) the imposition of a 25% surtax on corporations in income year 2004, in addition to other modifications, which are expected to yield $90 million in fiscal year 2003-2004 and $68 million in fiscal year 2004-2005; (4) the imposition of a temporary estate tax estimated to raise $55 million in fiscal year 2004-2005 should the state fail to receive extraordinary federal assistance similar to that contained in the federal Jobs and Growth Tax Relief Reconciliation Act of 2003; and (5) an increase of $50 million in each year of the biennium in revenue resulting from a decrease in funds that will be set aside for grants paid to municipalities under the Mashantucket Pequot and Mohegan grant.  The budget also anticipates several one-time revenue transfers, the most significant of which are as follows:  (1) $250.1 million in additional federal revenue in fiscal year 2003-2004 due to the federal Jobs and Growth Tax Relief Reconciliation Act of 2003; (2) $144.0 million in fiscal year 2003-2004 from a securitization of a portion of the Energy Conservation and Loan Management Fund; (3) $300 million in fiscal year 2004-2005 that may come from the securitization of a portion of tobacco related revenue from the Master Settlement Agreement with states; and (4) $25 million in each year of the biennium from a securitization of a portion of the Clean Energy Fund.

The most significant expenditure reductions from current services included:  (1) savings of $153.3 million in fiscal year 2003-2004 and $140.4 million in fiscal year 2004-2005 due to an early retirement incentive program (ERIP) taken advantage of by approximately 3,500 general fund employees; (2) savings of $124.4 million in fiscal year 2003-2004 and $144.1 million in fiscal year 2004-2005 due to the layoff of approximately 2,000 general fund employees; (3) modifications to the Education Cost Sharing Grant, resulting in savings of $68.3 million in fiscal year 2003-2004 and $135.3 million in fiscal year 2004-2005; (4) savings of $67.3 million and $109.8 million, respectively, in fiscal year 2003-2004 and fiscal year 2004-2005, from the elimination of rate increases for certain medically providers; and (5) the removal of funding for unsettled collective bargaining contracts of $58.3 million in fiscal year 2003-2004 and $117.1 million in fiscal year 2004-2005.

Midterm Budget Adjustments for 2003-2004 and 2004-2005

            A number of Midterm Budget Adjustments have been made to both fiscal year 2003-2004 and fiscal year 2004-2005.  The legislature passed and the Governor signed on May 6, 2004 Public Act No. 04-216.  At the time the midterm budget adjustments were adopted, the legislature was projecting a fiscal year 2003-2004 gross surplus of $328.2 million. Of this amount, Public Act No. 04-216 increased appropriations by $234.9 million in fiscal year 2003-2004, of which $90.5 million is for fiscal year 2003-2004 deficiencies and $112.4 million is for appropriations carried forward to fund fiscal year 2004-2005 expenditures.  Additionally, $125.3 million was transferred to fiscal year 2004-2005 revenue.  This act also increased the original fiscal year 2004-2005 General Fund appropriation for state agencies and accounts enacted last year by $259.1 million to $13,226.0 million.  The revised fiscal year 2004-2005 budget is $129.5 million under the spending cap and is expected to be in surplus by $0.3 million.

            In addition to the transfer of $125.3 million in revenue from fiscal year 2003-2004 to fiscal year 2004-2005 mentioned above, other significant revenue adjustments for fiscal year 2004-2005 include a one-time acceleration of the liquidation of escheated property for an additional $50.0 million and securitization of future unclaimed property revenue for another additional $40.0 million.  These actions along with the State’s improving budget situation, eliminated the need for a previously planned securitization of future tobacco settlement revenue which was expected to raise $300.0 million.  The act also increased the maximum property credit against the State personal income tax from $350 to $500 starting with tax years beginning on or after January 1, 2005.  This change has no impact on the fiscal year 2004-2005 biennial budget but is anticipated to result in a General Fund revenue loss of $105 million in fiscal year 2005-2006 and subsequent years.

            On the expenditure side, the act provided $259.1 million in additional fiscal year 2004-2005 General Fund appropriations.  Significant changes include an increase of $40.0 million in aid to municipalities for education and an additional $43.5 million for increased health services costs for retired employees.  Other notable changes include: an elimination of $55.0 million in required lapses; a reduction in savings expected from the early retirement incentive program of $29.7 million; Medicaid provider rate increases of $12.9 million; restoration of HUSKY benefits of $17.7 million; and expansion of funding for priority school districts of $18.7 million.

Investigations

There is an ongoing federal investigation of the Rowland administration regarding alleged improprieties with contract awards.  In connection with that investigation, federal authorities are also reviewing gifts given to the Governor.  The Governor has indicated that he is confident that he has violated no laws.  The Speaker of the House of Representatives appointed a bipartisan committee to investigate these matters and report back to the full House on its findings and recommendations.  The House committee reported its findings and recommendations on June 28, 2004.

Resignation of Governor

            On June 21, 2004 Governor John G. Rowland announced that he would resign as Governor of the State, effective on July 1, 2004.  He was replaced by Lieutenant-Governor, M. Jodi Rell, who will remain in office until a governor is chosen at the next regular election for governor and is duly qualified.

State Debt

            Constitutional Provisions.  The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes.  There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities.  The State Constitution has never required a public referendum on the question of incurring debt.  Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

            Types of State Debt.  Pursuant to various public and special acts, the State has authorized a variety of types of debt.  These types fall generally into the following categories:  direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund.  In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

            Statutory Authorization and Security Provisions for State Direct General Obligation Debt.  In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act.  That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due.  Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due.  As of June 15, 2004, there was $8,911.9 million of direct general obligation bond indebtedness outstanding.

            There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred.  The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness.  There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds.  There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

            Statutory Debt Limit for State Direct General Obligation Debt.  Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding.  However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991 and for the fiscal year ending June 30, 2002, all authorized debt to fund the Connecticut Development Authority’s tax increment bond program, and any indebtedness represented by agreements entered into pursuant to certain provisions of the Connecticut General Statutes, provided the indebtedness in connection with which such agreements were entered into shall be included in such aggregate amount of indebtedness.  For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.  In addition, under Public Act No. 95-230 and Public Act No. 02-3, the amount of authorized but unissued debt for UConn 2000 and UConn 21st Century programs is limited to the amount permitted to be issued under the cap.

            Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly.  If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.  As of June 15, 2004, the State’s aggregate indebtedness was below 90% of the statutory debt limit.

            Ratings.  The State’s most recent general obligation bond issue (April 28, 2004) was rated Aa3 by Moody’s Investors Service, Inc., AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings.  There can be no assurance that these ratings will remain in effect in the future.

            Obligations of Other State Issuers.  The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues pledged to certain of such funds.  In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State.  The State has also made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years.  In addition, the State has committed to apply moneys for debt service on loans to finance child care facilities and has certain other contingent liabilities for future payments.

Litigation

            The State, its officers and employees, are defendants in numerous lawsuits.  The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable.  The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

            Sheff v. O’Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district.  The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment.  They also sought injunctive relief against state officials to provide them with an “integrated education.”  On April 12, 1995, the Superior Court entered judgment for the State.  On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs.  The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools.  The Supreme Court also directed the Superior Court to retain jurisdiction of this matter.  The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities, in response to the Supreme Court decision.  In response to a motion filed by the plaintiffs, the Superior Court in 1998 ordered the State to show cause as to whether there has been compliance with the Supreme Court’s ruling.  In a Memorandum of Decision issued March 3, 1999, the Superior Court found that the State complied with the 1996 decision of the Supreme Court.  The Superior Court noted that the plaintiffs failed to allow the State enough time to take additional steps in its remedial process.

            The plaintiffs filed a motion on December 28, 2000 seeking to have the Superior Court, once again, monitor the State’s compliance with the State Supreme Court’s 1996 decision.  A hearing about whether the State was still complying with the Supreme Court’s ruling and what order, if any, the Court should issue was held in April 2002.  Before the filing of briefs, the parties reached a settlement.  The agreement was submitted to the General Assembly on January 26, 2003, and was deemed approved pursuant to Section 3-125a of the Connecticut General Statutes on February 25, 2003, when it was not rejected by 3/5 vote of both houses of the legislature.  The Court approved the settlement on March 12, 2003.

Under the settlement agreement, the State will be obligated, over the next four years to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Hartford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order.  The anticipated additional costs of the proposed order over current expenditures, exclusive of school renovation/construction costs, are approximately $4.5 million in the first year, $9.0 million in the second year, $13.5 million in the third year, and $18.0 million in the fourth year, for a total additional cost of $45.0 million.

            Hospital Tax Cases.  In 1999, several hospitals appealed to the Superior Court from the Commissioner of Revenue Services’ denial of their claims for partial refunds of the hospital tax imposed on a hospital’s gross earnings and for partial refunds of sales tax imposed upon patient care services.  The hospitals claim that these taxes should not be imposed with regard to charges for tangible property transferred incidental to the provision of patient care services.  Refunds are claimed for the last three years.  It is anticipated that other hospitals in the State may bring similar suits.  The Superior Court has decided one suit in favor of the State.  The decision has been appealed to the Connecticut Supreme Court.  The appeal to the Supreme Court was heard in January 2003.  A decision in the State's favor was rendered in September 2003.  The Hospitals have indicated that they may seek to challenge the constitutionality of clarifying legislation regarding the tax on the remaining cases, which remain pending in Superior Court.

PTI, Inc. v. Philip Morris et al. was filed in the Federal Court for the Central District of California in 1999 against the State of Connecticut and the Attorney General in his official and individual capacities.  The plaintiffs re-import and distribute cigarettes that have previously been sold by their manufacturers to foreign markets.  The plaintiffs challenge certain provisions of the 1998 Master Settlement Agreement (MSA) entered into by virtually all states and territories to resolve litigation by the respective states against the major domestic tobacco companies.  The plaintiffs further challenge certain state statutes, including those banning the sale of re-imported cigarettes, so-called Non Participating Manufacturer statutes, that would decrease the price advantage that re-imported cigarettes enjoy over other cigarettes.  The plaintiffs claim that various provisions of the MSA and these state statutes violate the federal constitution, antitrust and civil rights laws.  The plaintiffs seek declaratory and injunctive relief, compensatory, special and punitive damages, plus attorneys fees and costs.  The court has granted the State's motion to dismiss this case.

            Carr v. Wilson-Coker is a Federal District Court action brought in 2000 in which the plaintiffs seek to represent a class of certain Connecticut Medicaid beneficiaries.  The plaintiffs claim that the Commissioner of the Department of Social Services fails to provide them with reasonable and adequate access to dental services and to adequately compensate providers of dental services.  The plaintiffs seek declaratory and injunctive relief, plus attorneys’ fees and costs.  The parties have filed cross-summary judgment motions, which are pending with the Court.

            Doe v. State is a Federal District Court action brought in October 2000 on behalf of all juveniles who have been strip searched at the State’s juvenile detention centers.  The plaintiffs claim that the blanket policy of strip searching all juveniles upon arrival at the detention centers is unconstitutional.  The plaintiffs seek damages, declaratory and injunctive relief, plus attorneys’ fees and costs.  On September 27, 2002, the District Court entered judgment for the defendants after trial.  Class certification was denied at the same time.  The plaintiffs have appealed both the judgment and the denial of class certification.

            Foreman v. State is a Federal District Court action brought in January 2001 challenging the policy and/or practice of strip searching all adult inmates arriving at correctional centers, including temporary surrenders, regardless of whether there is a reasonable suspicion that the person might be carrying weapons or contraband.  The complaint purports to be brought on behalf of a class of similarly situated individuals, and seeks damages, declaratory and injunctive relief, plus attorneys’ fees and costs.

            Association for Retarded Citizens of Connecticut, Inc. v. O’Meara is a Federal District Court action brought in October 2001 alleging that the State of Connecticut’s Department of Mental Retardation is in violation of applicable Medicaid law and Title II of the Americans with Disabilities Act, along with other federal law, by maintaining a waiting list for Medicaid services of approximately 1600 Medicaid eligible persons.  The suit also alleges that the Department of Mental Retardation’s placement of persons in quasi-institutional settings, without first allowing them to choose a more integrated community setting, violates federal law.  The case seeks mandatory injunctive relief, attorneys’ fees and costs.  The District Court has granted plaintiff’s motion for class certification and discovery is proceeding.

While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State of Connecticut.  Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue.  Some of these suits have been settled or dismissed.  The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange.  An additional suit has been filed by the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent.  The State is not a defendant to that action.  In February 2004, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Schaghticoke Tribal Nation.  The State is likely to appeal that decision to the Interior Board of Appeals.  It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal Government for Federal recognition.  The State has also challenged the decision of the Federal Department of the Interior which allows the Mashantucket Pequot Tribe to add land holdings of the Tribe outside of its reservation to the land held in trust for its benefit by the Department.  The added land was not part of the Tribe's original reservation designated under the Federal Settlement Act with the Tribe.  The additional land was purchased by the Tribe.  The United States Court of Appeals for the Second Circuit has recently rejected the State’s claim that the Federal Settlement Act does not allow the Federal Department of the Interior to take this additional land and add it to the Tribe’s reservation land.  The Mashantucket Pequot Tribe has withdrawn its application to take the additional lands outside its reservation into trust.  Therefore, the case pending before the United States District Court was dismissed as moot in April 2002.  In June 2002, the Federal Bureau of Indian Affairs issued a final determination granting federal recognition to the Historic Eastern Pequot tribe.  The State has appealed that decision to the Interior Board of Appeals.  If federal recognition is upheld, the tribe could institute land claims against the State or others.  In June of 2004, the Federal Bureau of Indian Affairs denied recognition to the alleged Golden Hill Paugussett Tribe of Indians.

            Seymour v. Region One Board of Education is a case in which the plaintiff property owners in Canaan claim that Section 10-51(b) of the Connecticut General Statutes, which sets out the cost allocation formula for towns comprising regional school districts, denies Canaan taxpayers equal protection because Canaan is one of the poorest towns in the district.  Since all towns in the district pay the same per pupil charge, the plaintiffs allege that they must bear an inequitable tax burden.  They seek to enjoin the present statutorily-mandated system and to have the Court order the regional board to devise a formula more favorable to them.  The Superior Court dismissed the case as nonjusticiable, but the Connecticut Supreme Court reversed and remanded.  The Superior Court dismissed the case once again for lack of standing, and the plaintiffs have appealed that second dismissal.  That appeal remains pending in Appellate Court.

            State Employees Bargaining Agent Coalition v. Rowland is a Federal District Court case in which a purported class of laid off State employees have sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights.  The plaintiffs claim back wages, damages, attorneys fees and costs.  The defendants have moved to dismiss the action, and that motion is currently pending.

            Rabin v. Wilson-Coker is a purported class action filed in the United States District Court pursuant to 42 U.S.C. section 1983 in which the plaintiffs assert that the defendant Commissioner of the Department of Social Services has violated federal law by implementing Public Act No. 03-02, which limits eligibility for Medicaid benefits under Connecticut’s Husky A for Families coverage program to individuals with income of up to 100% of the federal poverty level.  State law previously provided such benefits to individuals with income of up to 150% of the federal poverty level.  The plaintiffs specifically claim that the Commissioner provided defective notices, that the plaintiffs were deprived of due process, and they are entitled to a continuation of benefits for a longer period of time than the state Act provides.  The number of individuals alleged to be affected is approximately 30,000.  On March 31, 2003, the Court issued a temporary restraining order enjoining the Commissioner from terminating the plaintiffs’ continued receipt of Medicaid benefits under the Husky A for Families program unless and until they are given notice that complies with applicable law.  On May 29, 2003, the Court denied the plaintiffs’ motion for preliminary injunction and entered summary judgment for the state defendants.  The plaintiffs appealed to the United States Court of Appeals for summary judgment for the state defendants.  The plaintiffs appealed to the United States Court of Appeals for the Second Circuit, which issued a stay in the form of an injunction enjoining the Commissioner from terminating the plaintiffs’ continued receipt of Medicaid benefits under the Husky A for Families program until further order of that Court.  The Court of Appeals heard argument on the merits of the case on August 4, 2003, and thereafter reversed the District Court’s Summary Judgment and ordered the entry of a judgment for the plaintiffs that required the State to provide the Medicaid benefits at issue under the Husky A for Families program to those persons whose benefits had been discontinued because the State’s new eligibility provisions had made them ineligible.  The State has filed a motion for rehearing in this matter, which remains pending.

Juan F.  Since 1991, the State Department of Children and Families has been operating under the provisions of a federal court-ordered consent decree in the Juan F. case.  In October 2003, the State entered into an agreement with the Juan F. Court Monitor and lawyers representing the plaintiff class of children in the child welfare system designed to end judicial oversight of the agency by November 2006.  The agreement was approved and ordered by the court.  The Agreement included the establishment of a Transition Task Force which included the Juan F. Court Monitor, who was given full and binding authority to develop an Exit Plan.  The Court Monitor’s Exit Plan includes an open-ended funding provision (virtually identical to that contained in the Consent Decree).  The State has objected to this provision of the Exit Plan, which was adopted by the court in December 2003, claiming in part that the Exit Plan requires the State to provide open-ended funding to implement the plan which could violate the State's constitutional cap on spending.  On February 10, 2004 the court denied the State's request to reconsider the funding provision.  The State is currently considering what legal options are available to challenge this provision.

Local Government Debt

            General.  Numerous governmental units, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power.  Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income or qualified disabled persons taxable at limited amounts.  Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

            Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

            Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

            Debt Limit.  Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

DEBT CATEGORY                                                                                             MULTIPLE

(i)         all debt other than urban renewal projects, water

            pollution control projects, school building projects

            and funding of an unfunded past benefit obligation                         2 ¼

(ii)         urban renewal projects                                                                            3 ¼

(iii)        water pollution control projects                                                                3 ¾

(iv)        school building projects                                                                          4 ½

(v)         funding of an unfunded past pension benefit obligation                               3

(vi)        total debt, including (i), (ii), (iii), (iv) and (v) above                           7

ADDITIONAL INFORMATION CONCERNING NEW JERSEY

The following section provides only a summary of the complex factors affecting the financial situation in the State of New Jersey (as used in this section, the “State”) and is based on publicly available information from the State as of the date of this SAI. The information contained in such publicly available documents has not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Economic Factors

New Jersey is the ninth largest state in population and the fifth smallest in land area.  According to the United States Bureau of the Census and the Department of Labor, the population of New Jersey was 7.17 million in 1970, 7.37 million in 1980, 7.73 million in 1990 and 8.4 million in 2000. Historically, New Jersey’s average per capita income has been well above the national average, and in 2000 the State ranked third among the states in per capita personal income ($36,983).

The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

The State has indicated it is recording strong, sustained growth from an improving economy.  During 2003, New Jersey’s job growth outpaced that of all surrounding states and the nation as a whole. More than 37,000 jobs were created in New Jersey between December 2002 and December 2003. New Jersey’s job growth during this period was the sixth highest in the country.

State Finances

The State operates on a fiscal year beginning July 1 and ending June 30.   The estimates for fiscal year 2004 and fiscal year 2005 reflect the amounts contained in the Governor's fiscal year 2004 Budget Message delivered on February 24, 2004.

The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State are accounted for in the General Fund. Revenues received from taxes, most Federal revenue and certain miscellaneous revenue items are recorded in the General Fund. General Fund and other undesignated fund balances are available for appropriation in succeeding fiscal years.

General Fund beginning balances for fiscal years 2004 and 2005 are projected to be $373.0 million and $400.0 million, respectively. Total undesignated fund balances for fiscal years 2003 and 2004 are projected to be $378.0 million and $402.2 million, respectively.

The State’s four major categories of appropriations are State Operations, Grants-in Aid, State Aid and Debt Service.

State Operations consists of programs and services operated directly by the State government. The largest single component is for the salary and benefits of State employees. The net increase in State Operations expenditures for fiscal year 2005 is projected at $307.3 million.

Grants-in-Aid appropriations are for programs and services provided to the public on behalf of the State by a third party provider, or grants made directly to individuals based on assorted program eligibility criteria. The Medicaid program, the Tuition Assistance Grant Program, Homestead Rebates, payments for State inmates housed in county jails, public transportation aid and funding for State Colleges and Universities fall into this category.  The net increase in Grants-in-Aid expenditures for fiscal year 2005 is projected at $906.5 million.

State Aid consists of payments to or on behalf of counties, municipalities, and school districts to assist them in carrying out their local responsibilities. In addition to school aid, this category of expenditure includes the Consolidated Municipal Property Tax Relief program, the Municipal Block Grant program and other forms of municipal aid. It also includes funding for county colleges, local public assistance and county psychiatric hospital costs.  The net increase in State Aid expenditures for fiscal year 2005 is projected at $506.8 million.

Debt Service payments represent the interest and principal on capital projects funded through the sale of general obligation bonds.  The net increase in Debt Service for fiscal year 2005 is projected at $2.0 million.

Fiscal Year 2004 State Revenue Estimates

The current total fiscal year 2004 revenue estimate of $24.4 billion is $383.9 million more than revenues certified by the Governor in June 2003.

The State’s three largest taxes in terms of receipts--sales and use tax, gross income tax, and corporation business tax--account for over 64% of total State revenues and are forecast to yield $15.7 billion. This is an increase of $372 million over June 2003 certified revenues, reflecting upward revisions in the gross income tax (+$110 million), sales and use tax (+$70 million) and corporate business tax (+$192 million) estimates, due to the economic recovery that started in mid-2003.

Sales and use tax receipts are estimated at $6.2 billion in fiscal year 2004, a 5% rate of growth. The estimate takes into consideration positive reports of 2003 holiday sales and generally robust retail sales of durable goods that were boosted due to attractive financing packages and the low interest environment. Additionally, consumer confidence improved in 2003, increasing close to 13 points between January and December of 2003.

The gross income tax forecast for fiscal year 2004 is $7.2 billion, an increase of $110 million compared to the June 2003 certified revenue estimate. This represents an increase in growth of 7.5% rather than the 5.9% growth anticipated in June 2003. Employer withholdings grew by 5% in calendar year 2003, stronger than the growth of 1.5% in 2002. This was supported by better than expected trends in estimated payments which appear to have stabilized (-0.7%) after falling steeply at double-digit negative growth rates in the past two years. The solid gain in the stock market last year was a major factor contributing to revenue growth, particularly under the gross income tax. New Jersey’s improving income tax collections are also consistent with numerous other economic indicators and trends, including a net gain of 37,100 jobs during calendar year 2003, a state unemployment rate that has been consistently below the national rate over the same period of time, and a second consecutive record year for new business filings in New Jersey.

The corporation business tax (CBT) was previously estimated at $2.1 billion for fiscal year 2004, reflecting a decrease of $414 million from the final fiscal year 2003 receipts. This decline was due to the loss of revenue items that were only available for fiscal year 2003. These items included the acceleration of the September 2003 estimated payments to June 2003 and the 6 month benefit of the retroactive effective date of January 1, 2002. The CBT is revised upward by $192 million to $2.2 billion for fiscal year 2004. The revised estimate represents a decrease of $222 million compared to the $414 million that was previously anticipated. The revised estimate is in line with increasing corporate profits and the recovering economy in 2004. The CBT estimates assume decoupling from the enhanced federal expensing law (IRS code section 179).

Fiscal Year 2005 State Revenue Estimates

Total revenues for fiscal year 2005 are expected to be $26.3 billion, approximately $1.9 billion (7.7%) above the revised fiscal year 2004 anticipation, and include new revenue actions of $2.6 billion.

In fiscal year 2005, sales and use, sales and use, and corporation business taxes account for 64% of total revenues and are expected to yield $16.8 billion.

The fiscal year 2005 sales and use tax revenues forecast of $6.6 billion is an increase of $340 million, or 5.5%, compared to the revised fiscal year 2004 revenues. This reflects an expectation of continued improvement in the underlying economic fundamentals during fiscal year 2005. The favorable low-interest and low-inflationary environment along with improving labor market conditions are expected to support growing consumer confidence and spending in 2004.

The fiscal year 2005 gross income tax forecast of $7.8 billion is an increase of $603 million, or 8.3%, over fiscal year 2004. This is a reflection of the economic turnaround that started in 2003. New Jersey total income, which is the tax base, is expected to increase by 2.8% in 2003 after two straight years of negative income growth. In 2004 and 2005, the tax base is projected to grow at 5.1% and 5.3%, respectively. The amount of income on tax returns reporting over $100,000 in total income is expected to rebound at an 8.9% average annual rate (2004-2005) after declining at –2% average annual rate during the 2001- 2003 recession. Although this pace of growth appears impressive, it remains well below the record double-digit average annual growth rate of 18% experienced from 1995 to 2000.

The fiscal year 2005 CBT revenue forecast of $2.4 billion represents an increase of $145 million (or 6.5%), compared with fiscal year 2004. This upward revision assumes an underlying base growth of 5% in gross payments and refund growth of 15.1% in fiscal year 2005. It also includes the continuation of the net operating loss suspension estimated at $275 million.

General Considerations

  Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised his plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

ADDITIONAL INFORMATION CONCERNING NEW YORK

The following section provides only a summary of the complex factors affecting the financial situation in New York State (as used in this section, the “State”) and is based on publicly available information from the State as of the date of this SAI. The information contained in such publicly available documents has not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

Special Considerations Relating to New York Municipal Securities

New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The September 11th terrorist attack had a more severe impact on the New York economy than on any other state.  Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State indicates that its economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

On August 6, 2003, the Local Government Assistance (LGAC) board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the Division of Budget, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City fiscal relief.  For the status of this litigation, see the section entitled “Litigation” below.

The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries as the Administrative Head of the State Retirement Systems and Trustee of the assets of those Systems.  The State Comptroller has advised the Division of the Budget that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

During the final quarter of 2003-04, the State announced that it had reached tentative collective bargaining agreements with several of the State’s employee unions. On April 27, 2004, the State’s largest union, the Civil Service Employee Association, ratified the first of these agreements. The State projects that, if all of the State’s employee unions approved comparable agreements, it would result in General Fund costs of roughly $350 million in 2004-05 growing to $1.4 billion by the end of the contract period in 2006-07. The proposed 2004-05 Financial Plan has no dedicated reserves for the costs of new labor agreements.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The proposed 2004-05 Financial Plan assumes the Federal government will fully reimburse these costs.

In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital (DSH) payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation (HHC), State University of New York (SUNY) and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State’s health care financing system.

GAAP-Basis Financial Plan

The Division of Budget (DOB) prepares the General Fund and All Governmental Funds Financial Plans in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP results for 2002-03 and the projections for 2003-04 are based on the accounting principles applied by the State Comptroller in the financial statements issued for the 2002-03 State fiscal year, and reflect the impact of Governmental Accounting Standards Board Statements, Statement Number 34, “Basic Financial Statements—Management’s Discussion and Analysis (MD&A)—for State and Local Governments” (“GASB 34”). Changes mandated by GASB 34 have significantly changed the presentation of GAAP-basis financial results for the State from that of previous fiscal years.

GAAP-Basis Results for Prior Fiscal Years

The Comptroller prepares general purpose financial statements on a GAAP basis for governments as promulgated by the Governmental Accounting Standards Board. The statements, released in July each year, contain a Combined Balance Sheet and Combined Statement of Revenues, Expenditures and Changes in Fund Balances. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the general purpose financial statements, individual fund combining statements, and a statistical section.

Both the Basic Financial Statements and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

Fiscal Year 2002-03--GAAP-Basis Results

The State Comptroller released the State’s general purpose financial statements for fiscal year 2002-03 prepared on a GAAP basis on July 18, 2003.  The financial statements for fiscal year 2002-03 are the first financial statements of the State that reflect the implementation of GASB 34.

Net Assets. The State reported net assets of $44.9 billion, which reflects the State’s investment in its capital assets. The $44.9 billion was comprised of $60.3 billion in capital assets reported net of related debt, $4.6 billion in restricted net assets offset by an unrestricted net assets deficit of $20.0 billion. Net assets reported for governmental activities decreased by $5.3 billion from a year ago, decreasing from $47.7 billion to $42.4 billion.

The net assets of the State’s governmental activities decreased by 11.1% during the year ($42.4 billion compared to $47.7 billion in the prior year). Unrestricted net assets—the part of net assets that can be used to finance day-to-day operations without constraints established by debt covenants, enabling legislation, or other legal requirements—was a deficit of $20.8 billion at March 31, 2003.

The deficit in unrestricted governmental net assets arose primarily because of the issuance of debt for purposes not resulting in a capital asset related to governmental activities. Such outstanding debt included local aid payments for school education aid, which were financed on a long-term basis by the Local Government Assistance Corporation ($4.6 billion), local highway and bridge projects ($2.6 billion), local mass transit projects ($2.4 billion), and a wide variety of grants and other expenditures not resulting in governmental capital assets ($6 billion). This deficit in unrestricted net assets of governmental activities can be expected to continue for as long as the State continues to have obligations outstanding for purposes other than the acquisition of governmental capital assets.

Net assets for the State’s business-type activities decreased by 7.0%, $2.7 billion in 2002 compared to $2.5 billion in 2003. The decrease in net assets for business-type activities was caused primarily by unemployment benefit payments exceeding employer contributions and other revenues for the Unemployment Insurance Fund ($662 million). As of June 30, 2002, $7.4 billion in debt had been issued and was outstanding to finance capital assets of the State’s colleges and universities.

The State’s total expenses for governmental activities of $88.6 billion exceeded its total revenues of $85.1 billion by $3.5 billion. The principal causes of the reported operating deficit were lower than anticipated personal income tax receipts due to a decline in economic activity from both the national recession and corporate scandals, as well as the business disruption that resulted from the attack on the World Trade Center. The analysis below separately considers the operations of the governmental and business-type activities.

Governmental Activities.  The cost of all governmental activities this year was $88.6 billion. However, the amount that taxpayers ultimately financed for activities through State taxes and other State revenue was $43.6 billion including education aid transfers of $1.8 billion because some of the cost was paid for by grants and contributions of $35.5 billion and by those who directly benefited from the programs of $5.9 billion. Overall, the State’s governmental program revenues, including intergovernmental aid, fees for services and capital grants were $41.4 billion in 2003. The State paid for the remaining “public benefit” portion of governmental activities with $39.6 billion in taxes and $4.0 billion in other revenues including investment earnings.

Business-type Activities.  The cost of all business-type activities this year was $15.6 billion. The amount that taxpayers ultimately financed for activities reported as transfers was $1.0 billion because some activity costs were paid by those directly benefiting from the programs ($8.0 billion), grants and contributions ($5.9 billion) and other miscellaneous revenue ($579 million).

State Funds.  The State uses fund accounting to ensure and demonstrate compliance with legal and finance related requirements. As the State completed the 2002-03 year, its governmental funds reported a combined fund balance of $3.0 billion. Included in the 2002-03 total change in fund balance is an operating deficit of $4.2 billion in the State’s General Fund. The General Fund operating deficit is attributable to a net $3.3 billion decline in personal income tax revenue after adjusting for personal income tax revenues of $4.3 billion recorded in Other Governmental Funds (Revenue Bond Tax Fund—a subfund of the General Obligation Debt Service Fund), a $262 million decline in consumption and use tax revenue offset by the transfer of sales tax revenues in excess of debt service requirements of $162 million, a $350 million decline in business and other taxes, offset by a $225 million increase in miscellaneous revenues, and a $135 million decrease in expenditures. Much of the decrease in tax revenues is related to a decline in economic activity due to the national economic slowdown and the continued fallout related to the terrorist attack on the World Trade Center buildings.

The State ended the 2002-03 fiscal year with a General Fund deficit of $3.3 billion. This deficit primarily reflects the use of reserves in response to the World Trade Center disaster as well as the negative impact of the economy on revenues. In addition, $1.9 billion in payments were deferred from 2002-03 until 2003-04.  To the extent that the State is able to build up and maintain reserve funds, increase revenues and contain costs in future years, the accumulated deficit will be reduced.

Capital Assets.  As of 2003, the State has $81.9 billion invested in a broad range of capital assets, including equipment, buildings, construction in progress, land preparation, and infrastructure which includes such things as roads and bridges. This amount represents a net increase (including additions and deductions) of $1.6 billion, or 2.0%, over last year.

The State-owned roads and bridges that are maintained by the Department of Transportation are being reported using the modified approach. As allowed by the reporting provisions in GASB 34, infrastructure assets that meet prescribed criteria do not have to be depreciated but must be maintained at levels defined by State policy. The State is responsible for maintaining more than 42,455 lane miles of highway and 7,700 bridges. Capital spending for highway and bridge maintenance and preservation projects was approximately $1.1 billion in 2003.

The State’s fiscal year 2004 capital budget calls for it to spend another $5.6 billion for capital projects, of which $3.1 billion is for transportation projects. To pay for these capital projects the State plans to use $266 million in general obligation bond proceeds, $2.6 billion in other financing arrangements with public authorities, $1.7 billion in Federal funds, and $1.2 billion in funds on hand or received during the year.

Debt Administration.  The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2003 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State’s Governmental Activities—thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio—which includes debt reported in both governmental and business-type activities combined—to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2003 the State had $5.7 billion in State-supported variable rate bonds outstanding of which $1.5 billion are convertible to fixed or variable rates and $2.2 billion were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. At March 31, 2003 variable rate bonds, net of those subject to fixed rate Swaps, were equal to 8.9% of the State-supported bonded debt portfolio. Total Swap agreements of $2.2 billion equaled 5.7% of the total portfolio of bonded State-supported debt.

At March 31, 2003 the State had $39.3 billion in bonds, notes, and other financing agreements outstanding compared with $37.0 billion last year, an increase of $2.3 billion.  During fiscal year 2002-03, the State issued $10.2 billion in bonds, of which $6.4 billion were for refunding and $3.8 billion were for new borrowing.

2003-2004 Financial Plan

The State’s Financial Plan forecasts receipts and disbursements for the fiscal year.  The Financial Plan is included in the enacted budget (the “Enacted Budget Financial Plan”) and is revised quarterly during the year as required by the State Finance Law. The quarterly revisions update the  Financial Plan to reflect variations in actual spending and receipts from the amounts initially estimated in Enacted Budget Financial Plan. DOB issued the first quarterly update to the Financial Plan  (the “First Quarterly Update”) on August 7, 2003, the second quarterly update to the Financial Plan  (the “Second Quarterly Update”) on October 31, 2003 and the third quarterly update to the Financial Plan  (the “Third Quarterly Update”) on January 26, 2004.  On April 15, 2004, DOB issued the “2003-04 Year-End Report” (the “Year-End Report”) based on unaudited year-end results reported by the State Comptroller, and on May 5, 2004, DOB  issued a supplement to the Third Quarterly Update (the “Third Quarter Supplement”).

Receipts.  Year-end General Fund receipts are $42.33 billion in 2003-04, an increase of $4.93 billion (13.2 percent) from 2002-03. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants.

Year-end personal income tax General Fund receipts for 2003-04 are $15.77 billion, a decrease of $1 billion (6.1 percent) from 2002-03, due largely to a modestly improved economic environment and the first-year impact of the temporary three-year personal income tax increase enacted in 2003, more than offset by increased Revenue Bond Tax Fund (RBTF) and School Tax Reduction Fund (STAR) deposits.

General Fund user taxes and fees net receipts in 2003-04 are $8.0 billion, an increase of $916 million (13.0 percent) from 2002-03.

General Fund business tax receipts in 2003-04 are $3.41 billion, or $33 million (1.0 percent) over 2002-03, due primarily to an increase in insurance tax collections as a result of tax restructuring.

General Fund other taxes, which include estate, pari-mutuel, gift, real property gains, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $768 million in 2003-04, an increase of $25 million (3.4 percent) over 2002-03 due to increased collections of the estate tax, which reflects an increase of market equity values from the recent improvement of the economy.

General Fund miscellaneous receipts for 2003-04 are $5.93 billion, including $4.2 billion in tobacco securitization proceeds, an increase of $3.83 billion (183.4 percent) from 2002-03. With tobacco securitization proceeds excluded, miscellaneous receipts are estimated to decrease by $365 million (17.4 percent) from 2002-03, largely due to lower collections in unclaimed and abandoned property.

Federal grants in the General Fund are $645 million in 2003-04, an increase of $645 million from 2002-03. This increase reflects the one-time Federal revenue sharing payments received in 2003-04.

Receipts on an All Funds basis, which is the broadest measure of State budgetary activity, are $98.98 billion in 2003-04, an increase of $10.91 billion (12.4 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in personal income tax rates and in the base and rate of the sales tax.

Disbursements. General Fund spending in 2003-04 increased $4.5 billion (11.8 percent) over 2002-03.  On an All Funds basis, spending in 2003-04 grew by nearly $8.3 billion over 2002-03. The annual impact of payment deferrals, which had the effect of lowering 2002-03 spending by $1.9 billion and increasing 2003-04 spending by the same amount, accounted for $3.8 billion (46 percent) of the annual increase. Aside from the payment deferrals, Medicaid spending, driven mainly by caseload, utilization, and inflationary pressures, increased by nearly $2.3 billion, followed by growth in Federal education aid, State pension costs, and pass-through aid related to World Trade Center recovery efforts.

Reserves/General Fund Closing Balance.  The State estimates that it ended the 2003-04 fiscal year on March 31, 2004 with a General Fund operating surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.  The General Fund ended the fiscal year with a balance of $1.1 billion, which included $794 million in the Tax Stabilization Reserve Fund (after an $84 million deposit at the close of 2003-04), $21 million in the Contingency Reserve Fund, and $262 million the Community Projects Fund.

2004-2005 Financial Plan

On January 20, 2004, the Governor presented his 2004-05 Executive Budget to the Legislature, which contained financial projections, a proposed Capital Program and a Financial Plan for the State’s 2004-05 fiscal year.  On March 31, 2004, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2004-05 fiscal year. However, the State Legislature failed to take final action on all other Executive Budget recommendations by April 1, the start of the 2004-05 fiscal year.  In prior years when the State failed to enact the budget by April 1, the State has enacted interim appropriations to permit the State to continue operations until final action on the budget.  Since April 1, 2004, the State has periodically enacted similar interim appropriations and, consistent with practices in prior years, expects to do so until final action on the 2004-05 budget. The Governor and State Legislative leaders are continuing negotiations over the budget for fiscal year 2004-05.  However, there can be no assurance that the State Legislature will adopt the Executive Budget as currently proposed or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 2003-04 or in future fiscal years.

The State expects that 2003-04 year-end results will have only a modest impact on the 2004-05 Financial Plan, having already incorporated $261 million of the $308 million surplus to help balance the 2004-05 Financial Plan.

Receipts. General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0 percent) from 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004-05. This loss is offset, in part, by increased receipts from both the personal income tax and sales tax, as a result of temporary tax increases adopted as part of the 2003-04 Enacted Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

Personal income tax General Fund receipts for 2004-05 (net of $1.27 billion contribution from the Refund Reserve account) are projected to reach $17.83 billion, an increase of $1.46 billion (8.9 percent) from 2003-04, due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003, somewhat offset by increased RBTF and STAR deposits of $487 million and $163 million, respectively.

General Fund user taxes and fees net receipts for 2004-05 are projected to reach $8.34 billion, an increase of $443 million (5.6 percent) from 2003-04. The sales and use tax is projected to increase $488 million (6.8 percent) from 2003-04 due to increased economic growth and the recommended changes to the clothing and footwear exemption. The other user taxes and fees are projected to decrease $44 million (6.2 percent) from 2003-04, due mainly to the increased dedication of motor vehicle fee receipts to transportation funds.

General Fund business tax receipts in 2004-05 are projected to be $3.74 billion, or $344 million (10.1 percent) over 2003-04. This is due primarily to tax law changes enacted in 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

The estimate for General Fund other taxes in 2004-05 is $762 million, which is $22 million (2.8 percent) below 2003-04. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

General Fund miscellaneous receipts are projected to total $2.09 billion in 2004-05, a decrease of $3.88 billion (65.0 percent) from the current fiscal year. This decrease is due largely to the tobacco securitization proceeds described above. Excluding these proceeds, General Fund miscellaneous receipts would increase by $317 million. This increase is due primarily to increased collections of licenses and fees, and an additional payment of $100 million from Power Authority of Southern New York to offset the remaining cost of the “Power for Jobs” program.

Transfers to the General Fund from personal income tax receipts deposited to the RBTF in excess of debt service payable on State Personal Income Tax bonds is projected at $5.63 billion, an increase of $386 million from 2003-04. This increase is attributable to overall growth in personal income taxes, partially offset by a $102 million increase in debt service costs on those bonds. The $103 million annual increase in transfers to the General Fund of sales tax receipts deposited to the Local Government Assistance Tax Fund in excess of debt service due on LGAC bonds is attributable to overall growth in sales tax receipts partially offset by a $16 million increase in debt service costs on LGAC bonds. These transfers are projected to total $2.0 billion in 2004-05.

Transfers to the General Fund of receipts from the real estate transfer tax deposited to the Clean Water/Clean Air (CW/CA) Debt Service Fund in excess of debt service due on those general obligation bonds is projected to total $240 million, a decrease of $7 million from 2003-04. This decrease reflects overall growth in real estate transfer taxes, partially offset by a $18 million increase in debt service costs.

All other transfers are projected to total $472 million in 2004-05, an increase of $127 million. This is due primarily to one-time fund sweeps ($91 million), a transfer from SUNY to reimburse the General Fund for equipment costs ($90 million) and increased transfers from the Waste Tire Management and Recycling program ($20 million), partially offset by a $59 million decrease in the transfer from the Environmental Protection Fund.

There are no projected Federal Grants in 2004-05 in the General Fund, a decrease of $645 million from the current fiscal year. This decrease reflects the loss of the one-time Federal revenue sharing payments received in 2003-04.

Disbursements.  The proposed 2004-2005 Financial Plan projections assume that the 2004-05 Executive Budget and all accompanying proposals are enacted in their entirety. Absent the Executive Budget recommendations designed to reduce the growth in annual spending, General Fund spending would increase by more than $3 billion over 2003-04.

Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44 percent) and for Medicaid (22 percent). Other large areas of spending include mental hygiene (6 percent), higher education (6 percent), children and family services (4 percent), welfare assistance (4 percent), general purpose aid to counties and municipalities (3 percent), preschool special education (3 percent), and public health (2 percent).

Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9 percent) from 2003-04.  Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal issues associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help them finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.  Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), HESC ($176 million), school aid ($169 million), preschool special education programs ($89 million), OCFS ($57 million) and mental hygiene ($55 million).

State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.25 billion in 2004-05, an increase of $196 million (2.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending and the remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.  The projected $196 million annual increase in State Operations costs includes higher spending of $130 million for an extra institutional payroll occurring in 2004-05. Spending for the Legislature and Judiciary is projected to remain unchanged.

Proposed savings initiatives designed to reduce annual spending growth associated with performance advances and inflation include various revenue maximization initiatives ($171 million), and the continuation of the strict statewide hiring freeze and other actions to restrain spending in agency operations ($142 million). The revenue maximization efforts to finance State Operations spending include Federal revenue initiatives in mental hygiene programs ($70 million) and extending current provisions of the Motor Vehicle Insurance Fee to support State Police activities ($51 million). No general salary increases are budgeted in either 2003-04 or 2004-05.

The State’s Executive agency All Funds workforce is projected to total 187,900 by the end 2004-05, level with the current year. Since 1994-95, the State workforce has declined by approximately 23,300.

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Spending for General State Charges is projected to be $3.65 billion in 2004-05, an increase of $395 million (12.1 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits to $2.05 billion (an increase of $255 million) and higher costs related to employer pension contributions to a level of $669 million (an increase of $184 million) after reflecting savings for proposed pension reforms.

Transfers to Other Funds is projected to total $2.53 billion in 2004-05, an increase of $90 million (3.7 percent) from the current year and include General Fund transfers to support debt service ($1.75 billion), capital projects ($187 million), and other funds ($587 million), including SUNY, banking services, and the Judiciary.

General Fund support for debt service is estimated to increase by $285 million (19.4 percent) to pay primarily for prior-year financings for CUNY, SUNY and correctional facilities partially offset by savings from the use of variable rate and interest rate exchange agreements to refund outstanding bonds and reduce borrowing costs.

The $40 million (17.6 percent) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending.

All other transfers are projected to decline by $155 million in 2004-05 due to a nonrecurring transfer to the Health Care Reform Act SRF that financed 2003-04 legislative restorations ($128 million) and the “doubling up” of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04.

Authorities and Localities

Metropolitan Transportation Authority (“MTA”).  On October 28, 2003, the MTA released a revised 2003 budget and a four-year financial plan for itself and its affiliates and subsidiaries for 2004 – 2007 (the 2004-2007 Financial Plan. The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA’s bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the 2000-2004 Capital Programs) that were approved by the Capital Program Review Board.

On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000-2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $10.6 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

New York City.As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and includes the City’s capital, revenue, and expense projections, and outlines proposed gap-closing programs for years with projected budget gaps.

To successfully implement its financial plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to fund seasonal needs and recovery costs related to the attacks on the World Trade Center. In recent years, the State constitutional debt limit would have prevented the City from entering into new capital contracts, except for the creation of the Transitional Finance Authority in 1997 and TSASC Inc., in 1999 (a local development corporation empowered to issue debt backed by tobacco settlement revenues). The City expects that these actions, combined with the City’s remaining capacity, will provide sufficient financing capacity to continue its capital program at least through fiscal year 2013.

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such delays will not have adverse impacts on the City’s cash flow or expenditures.

On June 30, 2003, the City submitted to the State Financial Control Board (the “Control Board”) the June Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City’s expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan.  The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.  On April 26, 2004, the City released its Executive Budget, which includes updates to the January Financial Plan.  The Executive Budget projects a surplus of $1.4 billion in 2004,  and projects gaps of $0.7 billion $2.7 billion, $2.9 billion and $2.2 billion in fiscal years 2005, 2006, 2007 and 2008, respectively.  Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the MTA to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives.  However since the date of January Financial plan, the City has reached agreement with District Council 37 (“DC 37”) of the American Federation of State, County and Municipal Employees (representing about one-third of the City’s workforce) on a three-year contract.  Applying the DC37 contract terms to the entire City workforce requires an additional expenditure of $533 million in 2004.

On February 12, 2004, the Office of the State Deputy Comptroller issued a report that concluded that New York City had overcome its most serious fiscal challenge since the 1970s, and that despite the budget risks cited in the report, New York City will end fiscal year 2004 with a substantial budget surplus and should have little difficulty balancing the fiscal year 2005 budget because it can draw upon reserves and other resources if needed. The report cautioned that continued progress toward recurring budget balance will depend on sustained economic improvement, an affordable labor agreement, and a reduction in the projected growth in nondiscretionary spending.

The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors that could have a material effect on the City.

Litigation

New York is currently involved in certain litigation where adverse decisions could have a material impact on State finances.  Included in this litigation are the following:  Consumers Union of U.S., Inc. v. State, where plaintiffs challenge the constitutionality of certain provisions authorizing of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation;  New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al., Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. where plaintiffs allege that the changes in Medicaid reimbursement methodology were adopted in violation of procedural and substantive requirements of State and Federal law; Freedom Holdings Inc. et al. v. Spitzer et ano., where plaintiffs challenge statutory provisions relating to the 1998 Tobacco Master Settlement Agreement that New York and other states entered into with certain tobacco manufacturers; Oneida Indian Nation of New York et al. v. County of Oneida, where the plaintiff claims that a 250,000 acre area in Madison and Oneida counties was illegally sold to the State in 1795; and Cayuga Indian Nation of New York v. Cuomo et al. where the federal District Court granted plaintiffs $211 million in prejudgment interest on 64,000 acres held to be illegally sold to the State in 1795.

In Campaign for Fiscal Equity, Inc., et al. v. State, et al., plaintiffs claimed the State’s method of determining funding levels for New York City public schools has a disparate impact on plaintiffs in violation of Title VI of the Civil Rights Act of 1964 and does not provide a “sound basic education” as required by the State Constitution.  In June 2003, the State Court of Appeals ruled that the State’s financing system for New York City public schools is unconstitutional and directed the State to submit a remedy to the Court by July 30, 2004.  The 2004-05 Executive Budget, which has yet to be acted on by the Legislature, reserves all video lottery terminal (VLT) revenues for “sound basic education” funding. On a fiscal year basis, the State projects VLT revenues to increase from $240 million in 2004-05 to $950 million in 2005-06 to $1.3 billion in 2006-07.  The 2004-05 Executive Budget also proposes an additional $100 million increase in General Fund support to New York City on a school year basis for this purpose.

In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), LGAC challenged, among other things, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the MAC Refinancing Act). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners appealed from the decision and order to the Appellate Division, Third Department. By order entered March 4, 2004, the Appellate Division, Third Department held certain provisions of the MAC Refinancing Act to be constitutional and severed from the MAC Refinancing Act those provisions it held to be unconstitutional.  Appellants appealed the decision to the Court of Appeals.  On May 13, 2004, the New York State Court of Appeals held the statute to be constitutional.  LGAC has not indicated whether it plans to appeal the decision to the federal courts.

ADDITIONAL INFORMATION CONCERNING PENNSYLVANIA

The financial condition of the Commonwealth of Pennsylvania (the “Commonwealth”), its public authorities and its local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Pennsylvania Municipal Money Market Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors that may affect the financial situation in Pennsylvania and is based on information obtained from Pennsylvania, certain of its public authorities and certain other localities within the Commonwealth as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers might be unrelated to the creditworthiness of Pennsylvania. There is no obligation on the part of Pennsylvania to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Pennsylvania.

General

The Commonwealth of Pennsylvania, the sixth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition.  The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions.  Manufacturing has fallen behind both the service sector and the trade sector as a source of employment in Pennsylvania.  The Commonwealth is the headquarters for many major corporations.  Pennsylvania's average annual unemployment rate for each year since 1986 has generally not been more than one percent greater or lesser than the nation’s annual average unemployment rate.  The seasonally adjusted unemployment rate for Pennsylvania for February 2004 was 6% and for the United States for February 2004 was 6%.  The population of Pennsylvania, 12.3 million people in 2003 according to the U.S. Bureau of the Census, represents a population growing slower than the United States with a higher portion than the United States comprised of persons between 45 and 65 years of age.  Per capita income in Pennsylvania for 2002 of $31,663 was higher than the per capita income of the United States of $30,832.  The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 2000, June 30, 2001 and June 30, 2002 with positive fund balances of $4,264 million, $4,485 million, and $3,023 million, respectively.

Slower than projected growth in the national economy during fiscal year 2003 resulted in shortfall of revenues.  The shortfall of revenues to the budget was offset by decisions of the Governor to limit expenditures leading to appropriation lapses totaling $466.9 million and repeal of the transfer of $300 million from the General Fund to the Budget Stabilization Reserve Fund. Greater than projected growth in the national economy during the second and third calendar quarters for 2003 contributed to Commonwealth revenues through December 2003 exceeding the budget estimate, certified in March 2003, for fiscal year 2004.  Actual Commonwealth revenues through December 2003 were approximately $458 million, or 3 percent over the estimate prepared in March 2003.

Debt

The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance.  The Commonwealth had outstanding general obligation debt of $6,767.2 million at June 30, 2003.  The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt.  All year-end deficit balances must be funded within the succeeding fiscal year's budget.  At February 23, 2004, all outstanding general obligation bonds of the Commonwealth were rated AA by S&P and Aa2 by Moody's (see Part 2 of this SAI).  There can be no assurance that these ratings will remain in effect in the future.  Over the five-year period ending June 30, 2008, the Commonwealth has projected that it will issue notes and bonds totaling $4,792 million and retire bonded debt in the principal amount of $3,069.4 million.

Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required.  As of June 30, 2003, the combined total debt outstanding for all these agencies was $14,652.79 million.  The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth.  Some of these agencies, however, are indirectly dependent on Commonwealth appropriations.  The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency (PHFA), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts.  School district obligations are supported indirectly by the Commonwealth.  The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions.  Electoral debt (i.e., that approved by the voters) is unlimited.  In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises.  Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants.  In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service.  For example, Unisys Corporation v. Commonwealth involves a challenge on constitutional and statutory grounds to the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax.  Northbrook Life Insurance Co. is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania, in which the Pennsylvania Department of Revenue’s application of portions of the Life and Health Guarantee Association Act of 1982 is being challenged.  County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system.  Powell v. Ridge involves a challenge to the Commonwealth’s system for funding public schools on the grounds that such system has the effect of discriminating on the basis of race in violation of Title VI of the Civil Rights Act of 1964. The specific litigation matters described above are provided as an example only and do not compromise a complete listing of material ongoing or pending litigation involving the Commonwealth of Pennsylvania, its agencies, subdivisions and instrumentalities.

Other Factors

The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligors, depending upon the Pennsylvania Municipal Money Market Fund's portfolio mix at any given time.  Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligors of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor).  The  Cities of Philadelphia and Pittsburgh, for example, have experienced severe financial problems that impaired their ability to borrow money and adversely affected the ratings of their obligations and their marketability.  Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying non-government obligor, such as a project occupant or provider of credit or liquidity support.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment objective and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.  Some of the information below will not apply to the Fund or the Class in which you are interested.  See the list under Other Securities and Practices in Part 1 of this SAI to determine which of the sections below are applicable.

Money Market Instruments

The Fund may invest up to 100% of its assets in high quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            These securities are backed by (1) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (2) the credit of the agency or instrumentality issuing the obligations.

            Some government agencies and instrumentalities may not receive financial support from the U.S. Government.  Examples of such agencies are:

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

 Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

            The Fund may purchase securities on a when‑issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

            Upon making a commitment to purchase a security on a when‑issued, delayed delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

            The Fund may enter into repurchase agreements with entities that are registered as U.S. Government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. Government securities or other financial institutions believed by the investment advisor to be creditworthy.  In a repurchase agreement the Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

            The Fund’s custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.  To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.  In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.  The Fund's investment advisor believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities.  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker‑dealers, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

            As described herein, the Fund may also enter into reverse repurchase agreements.  These transactions are similar to borrowing cash.  In a reverse repurchase agreement, the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

            The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

            When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date.  These securities are marked to market daily and maintained until the transaction is settled.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with Evergreen’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBA’s”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Dollar Roll Transactions

            The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

            Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see

description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

            The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described in the prospectus.

Convertible Securities

            The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

            The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

            The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Swaps, Caps, Floors and Collars

            The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars.  The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  The Fund would use these transactions as hedges and not as speculative investments and would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

            The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor’s Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody’s) or has an equivalent rating from another nationally recognized securities rating organization or is determined to be of equivalent credit quality by the Fund's investment advisor.  If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Options and Futures Strategies

            The Fund may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the investment advisor plans to purchase through the writing and purchase of options and the purchase or sale of futures contracts and related options.  Expenses and losses incurred as a result of such hedging strategies will reduce the Fund’s current return.

            The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments.  It is impossible to predict the amount of trading interest that may exist in various types of options or futures.  Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below.

Writing Covered Options on Securities.  The Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the investment advisor determines is appropriate in seeking to attain the Fund’s investment objective.  Call options written by the Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

            The Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options.  A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding.  A call option is covered if the

Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period.  A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire.  In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. government securities with a value equal to or greater than the Fund’s obligation under the option.  The Fund may also write combinations of covered puts and covered calls on the same underlying security.

            The Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit.  The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security.  By writing a call option, the Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.  By writing a put option, the Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds market price plus the amount of the premium received.

            The Fund may terminate an option which it has written prior to its expiration, by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.  The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option.  Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Purchasing Put and Call Options on Securities.  The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value.  This protection is provided during the life of the put option since the Fund, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security’s market price.  For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.  By using put options in this manner, any profit which the Fund might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

            The Fund may also purchase a call option to hedge against an increase in price of a security that it intends to purchase.  This protection is provided during the life of the call option since the Fund, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  By using call options in this manner, any profit which the Fund might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

            The Fund may enter into financial futures contracts and write options on such contracts.  The Fund intends to enter into such contracts and related options for hedging purposes.  The Fund will enter into futures on securities or index‑based futures contracts in order to hedge against changes in interest or exchange rates or securities prices.  A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month.  A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index.  The Fund does not make payment or deliver securities upon entering into a futures contract.  Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

            The Fund may sell or purchase futures contracts.  When a futures contract is sold by the Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases.  Thus, the Fund sells futures contracts in order to offset a possible decline in the value of its securities.  If a futures contract is purchased by the Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.  The Fund intends to purchase futures contracts in order to establish what is believed by the investment advisor to be a favorable price or rate of return for securities the Fund intends to purchase.

            The Fund also intends to purchase put and call options on futures contracts for hedging purposes.  A put option purchased by the Fund would give it the right to assume a position as the seller of a futures contract.  A call option purchased by the Fund would give it the right to assume a position as the purchaser of a futures contract.  The purchase of an option on a futures contract requires the Fund to pay a premium.  In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract.  If the option cannot be exercised profitably before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

            The Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions.  The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market.  There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance  that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

            Although futures and options transactions are intended to enable the Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions.  Even if the investment advisor correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position did not correspond to changes in the value of its investments.  This lack of correlation between the Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Fund's investment advisor will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

            The Fund does not intend to use futures transactions for speculation or leverage.  The Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund.  The Fund will not change these policies without supplementing the information in the prospectus and SAI.

“Margin” in Futures Transactions.  Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract.  Rather the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted).  The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions.  Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

            A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market”.  Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing its daily net asset value the Fund will mark‑to‑market its open futures positions.  The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Limitations.  The Fund will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts would exceed 5% of the net assets of the Fund unless the transaction meets certain “bona fide hedging” criteria. The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts.  If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

Risks of Options and Futures Strategies.  The effective use of options and futures strategies depends, among other things, on the Fund’s ability to terminate options and futures positions at times when the investment advisor deems it desirable to do so.  Although the Fund will not enter into an option or futures position unless the investment advisor believes that a liquid market exists for such option or future, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.  The investment advisor generally expects that options and futures transactions for the Fund will be conducted on recognized exchanges.  In certain instances, however, the Fund may purchase and sell options in the over-the-counter market.   The staff of the Securities and Exchange Commission (SEC) considers over-the-counter options to be illiquid.  The Fund’s ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

                The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge.  The successful use of these strategies also depends on the ability of the Fund’s investment advisor to forecast correctly interest rate movements and general stock market price movements.  The risk increases as the composition of the securities held by the Fund diverges from the composition of the relevant option or futures contract.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

            U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

            The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

            The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

            The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.

Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

            The Fund may be subject to risks associated with obligations of the Inter-american Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these banks are supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Foreign Currency Transactions

            As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date).  The exchange rate for the transaction (the amount of currency the Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract.  The Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund expects a decrease in the value of the currency in which the foreign security is denominated.  Although the Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.  The value of the Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar.  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund.  The Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

            The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” offer high yields, but also high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)   The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

            The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors.  Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.  In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  However, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

            Notwithstanding the foregoing, as a result of an exemptive order received from the SEC, the Fund may invest cash balances in shares of other money market funds advised by the Fund’s investment advisor or an affiliate of the investment advisor, in amounts up to 25% of the Fund’s total assets.

Short Sales

            A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

            The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issue's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.   If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.

U.S. Virgin Islands, Guam and Puerto Rico

            The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

            The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

            The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

            PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

            An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

             As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

            Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

            Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

            The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

            In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

            For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

            The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

            Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

            REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

            In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

            Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

            In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

Variable or Floating Rate Instruments

            The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs).  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

            The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

            For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

            A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

            When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

            The Fund may invest in Domestic Equity Depository Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

            Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

            The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

            You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

            The Fund offers Class A shares with a front-end sales charge applied to your initial investment at the time of purchase. The following is a complete list of the sales charge schedules applicable to purchases of Class A shares:

Equity and International Funds	Your Investment	As a % of NAV excluding sales charge	As a % of your investment
	Up to $49,999	5.75%	6.10%
	$50,000-$99,999	4.50%	4.71%
	$100,000-$249,999	3.75%	3.90%
	$250,000-$499,999	2.50%	2.56%
	$500,000-$999,999	2.00%	2.04%
	$1,000,000-$2,999,999	0.00%	0.00%
	$3,000,000-$4,999,999	0.00%	0.00%
	$5,000,000 or greater	0.00%	0.00%
Long-term Bond Funds	Your Investment	As a % of NAV excluding sales charge	As a % of your investment
	Up to $49,999	4.75%	4.99%
	$50,000-$99,999	4.50%	4.71%
	$100,000-$249,999	3.75%	3.90%
	$250,000-$499,999	2.50%	2.56%
	$500,000-$999,999	2.00%	2.04%
	$1,000,000-$2,999,999	0.00%	0.00%
	$3,000,000-$4,999,999	0.00%	0.00%
	$5,000,000 or greater	0.00%	0.00%
Short-term Bond Funds	Your Investment	As a % of NAV excluding sales charge	As a % of your investment
	Up to $49,999	3.25%	3.36%
	$50,000-$99,999	3.00%	3.09%
	$100,000-$249,999	2.50%	2.56%
	$250,000-$499,999	2.00%	2.04%
	$500,000-$999,999	1.50%	1.52%
	$1,000,000-$2,999,999	0.00%	0.00%
	$3,000,000 or greater	0.00%	0.00%

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge. If you purchase Class A shares in the amount of $1 million or more, without a front-end sales charge, the Fund will charge a CDSC of 1.00% if you redeem any such shares within one year (see "Contingent Deferred Sales Charge" below).

            No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisors; (b) investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisors or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; and (f) current and retired employees of Wachovia Corporation (Wachovia), and its affiliates, EIS and any broker-dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at net asset value (NAV) to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  In addition, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

            In addition, Class A shares may be purchased or offered at NAV for certain investors of acquired funds who remain investors in the Evergreen funds, including, former Investor share class shareholders of Undiscovered Managers Funds, former shareholders of funds managed by Grantham, Mayo, Van Otterloo & Co. and former shareholders of America’s Utility Fund.

Class B Shares

            The Fund offers Class B shares at NAV without a front-end sales charge. However, the Fund may charge a CDSC on shares you redeem based on the following schedule:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
Thereafter	0.00%
8	Converts to Class A
Dealer Allowance	4.00%

            Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

            For a complete description of CDSC, including how the charge is calculated, see “Contingent Deferred Sales Charge” below.

            A shareholder may not purchase Class B shares if the purchase would cause the shareholder’s aggregate Class B share holdings in the Evergreen funds to exceed $250,000.  Purchase orders that would cause a shareholder’s account to exceed this amount in Class B shares will be treated as a purchase of Class A shares.

            In addition, Evergreen is not able to track a shareholder’s purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediaries to track purchases of the Funds by their clients to ensure adherence to our policy.  The computer systems of certain of the Funds’ financial intermediaries currently do not have the ability to aggregate shares.  Until these systems have been revised, this limitation will apply only to individual purchases rather than to aggregate holdings through those intermediaries. In addition, financial intermediaries may limit the maximum purchase or aggregate purchase amount of Class B shares by their customers to an amount less than $250,000.  Purchases of Class B shares made through different financial intermediaries, such as through two different broker dealers, would not be able to be tracked and aggregated.

Class C Shares

            The Fund offers Class C shares without a front-end sales charge.  The Fund may charge a CDSC on shares you redeem based on the following schedule:

Years Held	Maximum Contingent Deferred Sales Charge
1	5.00%
Thereafter	0.00%

            There is 1.00% redemption fee that may apply to assets redeemed or exchanged within 90 days of the date of purchase for the Evergreen Emerging Markets Growth Fund, Evergreen Global Leaders Fund, Evergreen Global Opportunities Fund, Evergreen International Bond Fund, Evergreen International Growth Fund and Evergreen Precious Metals Fund.

            For a complete description of CDSC, including how the charge is calculated, see “Contingent Deferred Sales Charge” below.

Class I Shares (also referred to as Institutional Shares)

            No CDSC is imposed on the redemption of Class I shares.  Class I shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned Class Y shares of an Evergreen Fund, (2) certain institutional investors and (3) investment advisory clients of an investment advisor of an Evergreen Fund or the advisor’s affiliates.  Class I shares are offered at NAV without a front‑end or back‑end sales charge and do not bear any Rule 12b‑1 distribution expenses.

Class R Shares

            Class R shares are offered at NAV without a front-end sales charge or CDSC.  However, certain broker-dealers and other financial institutions may impose a fee in connection with purchase and redemption transactions of Class R shares of the Fund.  Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing, money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans through certain broker-dealers and financial institutions which have selling agreements with EIS.  Class R shares can also be redeemed at NAV through these broker-dealers and financial institutions.  Investors should contact their broker-dealer or financial institution as appropriate for instruction and further information.

Class S and Class S1 Shares

            Class S and Class S1 shares of the Evergreen money market funds are offered at NAV without a front-end or deferred sales charge through certain broker-dealers and financial institutions who have entered into selling agreements with EIS. Investors should refer to their broker-dealer or financial institution as appropriate for instructions and further information.

Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares, Resource Shares

            Each institutional class of shares is sold without a front‑end sales charge or deferred sales charge. Administrative, Institutional Service, Investor, Participant, Reserve and Resource shares each pay Rule 12b-1 distribution expenses.  The minimum initial investment in any institutional class of shares is $1 million, which may be waived in certain circumstances.  There is no minimum amount required for subsequent purchases.

Contingent Deferred Sales Charge

            The holding period for the contingent deferred sales charge begins on the day your purchase is accepted.  Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.  Your shares age one year on the same day of the next year and each year thereafter.  For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sale charge through January 2nd of the following year.  Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year.  Please refer back to the section entitled “Purchase and Redemption of Shares,” for the complete schedule of each class’ maximum contingent deferred sales charge.

            The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1,” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.  If imposed, the Fund deducts the CDSC from the redemption proceeds you would otherwise receive.  The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares.  Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, the Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order.  The CDSC on any redemption is, to the extent permitted by the NASD Regulation, Inc., paid to EIS or its predecessor.

Redemption-in-kind

            The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

SALES CHARGE WAIVERS AND REDUCTIONS

            The following information is not applicable to Class S, Class S1, Class I, Administrative, Institutional, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            If you are making a large purchase, there are several ways you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges. These are described below.

Combined Purchases

You may reduce your front-end sales charge if you purchase Class A shares in multiple Evergreen funds, excluding Evergreen money market funds, at the same time.  The combined dollar amount invested will determine the front-end sales charge applied to all your current purchases.  For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50% for Funds with a 4.75% front-end sales charge).  See prospectus for the specific sales charge applicable to the Fund.

Rights of Accumulation

            You may add the value of all of your existing Evergreen Fund investments in all retail share classes, excluding Evergreen money market funds, to determine the front-end sales charge to be applied to your current Class A purchase.

            Your account, and therefore your rights of accumulation, can be linked to your spouse, parents, siblings and children.  The same rule applies with respect to individual retirement plans.  Please note, however, that retirement plans involving employees stand alone and do not pass on rights of accumulation.

Letter of Intent

            You may reduce the sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of an Evergreen Fund over a 13-month period.  You will pay the same sales charge as if you had invested the full amount all at one time.  The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Waiver of Front-end Sales Charges

            The Fund may sell its shares at net asset value without a front-end sales charge to:

                        1.     purchasers of shares in the amount of $1 million or more;

                        2.     a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 (ERISA) tax-sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

                        3.     institutional investors, which may include bank trust departments and registered investment advisors;

                        4.     investment advisors, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

                        5.     clients of investment advisors or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisors or financial planners on the books of the broker‑dealer through whom shares are purchased;

                        6.     institutional clients of broker‑dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with the Fund by the broker‑dealer;

                        7.     employees of Wachovia, its affiliates, EIS, any broker‑dealer with whom EIS has entered into an agreement to sell shares of the Fund, and members of the immediate families of such employees;

                        8.     certain Directors, Trustees, officers and employees of the Evergreen funds, EIS or their affiliates and to the immediate families of such persons; or

                        9.     a bank or trust company acting as trustee for a single account in the name of such bank or trust company if the initial investment in any of the Evergreen funds made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

            With respect to items 8 and 9 above, the Fund will only sell shares to these parties upon the purchasers written assurance that the purchase is for their personal investment purposes only.  Such purchasers may not resell the securities except through redemption by the Fund.  The Fund will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSCs

            The Fund does not impose a CDSC when the shares you are redeeming represent:

                        1.     an increase in the share value above the net cost of such shares;

                        2.     certain shares for which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

                        3.     shares that are in the accounts of a shareholder who has died or become disabled;

                        4.     a lump‑sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 (ERISA);

                        5.     a  systematic withdrawal from the ERISA plan of a shareholder who is at least 59 years old;

                        6.     shares in an account that we have closed because the account has an aggregate net asset value of less than $1,000;

                        7.     an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.00% per month of your initial account balance;

                        8.     a withdrawal consisting of loan proceeds to a retirement plan participant;

                        9.     a financial hardship withdrawal made by a retirement plan participant;

                        10.   a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

                        11.   a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen Fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen Fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

            As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

                The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

                        (1)   Securities that are traded on an established securities exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred.

                        (2)   Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

                        (3)   Short-term investments maturing in more than 60 days, for which market quotations are readily available, are valued at current market value.

                        (4)   Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market.

                        (5)   Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

                        (6)   Municipal bonds are valued by an independent pricing service at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

Foreign securities are generally valued on the basis of valuations provided by a pricing service, approved by the Trust's Board of Trustees, which uses information with respect to transactions in such securities, quotations from broker-dealers, market transactions in comparable securities, and various relationships between securities and yield to maturity in determining value.

PERFORMANCE CALCULATIONS

Average Annual Total Return

Described below are the total return calculations the Fund may use from time to time in advertisements.

Return Before Taxes

Total return quotations for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value.  To the initial investment all dividends and distributions are added, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods. The following is the formula used to calculate average annual total return:

P(1 + T)n = ERV

Where:

            P =  initial payment of $1,000.

            T =  average annual total return.

            n =  number of years.

            ERV = ending redeemable value of the initial $1,000.

Return After Taxes on Distributions

            Total return quotations, less the taxes due on distributions, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value.  To the initial investment, all dividends and distributions are added, less the taxes due on such distributions, and all recurring fees charged to all shareholder accounts are deducted.  To calculate the taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used. The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods.  The following is the formula used to calculate average annual total return after taxes on distributions:

P(1 + T)n  = ETVD

Where:

           P =  initial payment of $1,000.

            T =  average annual total return (after taxes on distributions).

            n =  number of years.

            ATVD = ending redeemable value of

                        the initial $1,000, after taxes on

                       fund distributions but not after

                        taxes on redemption.

Return After Taxes on Distributions and Redemption

            Total return quotations, less taxes due on distributions and redemption, for a class of shares of the Fund are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value.  To the initial investment, all dividends and distributions are added, less taxes due on such distributions and redemption, and all recurring fees charged to all shareholder accounts are deducted. To calculate taxes due on distributions, the highest marginal federal income tax rate in effect on the reinvestment date is used.  To calculate taxes due on redemptions, returns are adjusted to reflect the effect of capital gains taxes resulting from the redemption offset by the tax benefit from capital losses resulting from the redemption.  Capital gains taxes, or the benefit resulting from tax losses, are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date.  The after-tax quotations do not reflect the effect of state and local taxes. The ending redeemable value assumes a complete redemption at the end of the relevant periods.  The following is the formula used to calculate average annual total return after taxes on distributions and redemption:

P(1 + T)n  = ATVDR

Where:

           P =  initial payment of $1,000.

            T =  average annual total return (after taxes on distributions and redemptions).

            n =  number of years.

            ATVDR = ending redeemable value of

                        the initial $1,000, after taxes on

            fund distributions and redemption.

Yield

Described below are yield calculations the Fund may use.  Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.  Yields based on these calculations do not represent the Fund’s yield for any future period.

30-Day Yield

If the Fund invests primarily in bonds, it may quote its 30-day yield in advertisements or in reports or other communications to shareholders.  It is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

    Yield = 2 [(    a-b       + 1)6 - 1]

                                                                                    cd

Where:

a = Dividends and interest earned during the period

b = Expenses accrued for the period (net of reimbursements)

c = The average daily number of shares outstanding during the period that were entitled to receive dividends

d = The maximum offering price per share on the last day of the period

7-Day Current and Effective Yield

If the Fund invests primarily in money market instruments, it may quote its 7‑day current yield or effective yield in advertisements or in reports or other communications to shareholders.

The current yield is calculated by determining the net change, excluding capital changes and income other than investment income, in the value of a hypothetical, pre-existing account having a balance of one share at the beginning of the 7-day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

The effective yield is based on a compounding of the current yield, according to the following formula:

Effective Yield = [(base period return + 1)365/7] -1

Tax Equivalent Yield

If the Fund invests primarily in municipal bonds, it may quote in advertisements or in reports or other communications to shareholders a tax equivalent yield, which is what an investor would generally need to earn from a fully taxable investment in order to realize, after income taxes, a benefit equal to the tax free yield provided by the Fund.  Tax equivalent yield is calculated using the following formula:

Tax Equivalent Yield =           Yield

                                       1 - Income Tax Rate

                The quotient is then added to that portion, if any, of the Fund’s yield that is not tax exempt.  Depending on the Fund’s objective, the income tax rate used in the formula above may be federal or a combination of federal and state.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, other than Class I and Institutional, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds and Evergreen Cash Management Money Market Fund. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen Funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Equity Index Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

 Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

Evergreen Equity Index Fund pays 0.25% to investment firms for all amounts over $1,000,000.

Long-term Bond Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000
Short-term Bond Funds	Your Investment	Dealer Commission as a % of NAV
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

** Evergreen Adjustable Rate Fund and Evergreen Ultra Short Bond Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase. EISEIS

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies).  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements by the end of each calendar year.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the 15% rate of tax for other taxpayers.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.  Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.  Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

            The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code, as amended) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.   Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Masters Fund may incur higher brokerage costs than would be the case if a single investment advisor or sub-advisor were managing the entire portfolio.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

            4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC., an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may also consider the amount of Fund shares a broker has sold, subject to the other requirements described above.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may, effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a wholly owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment objective of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.  The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

                The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.  Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities for their own accounts and is on file with, and available from, the SEC.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund (unless the Fund is Evergreen Masters Fund) investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

            If the Fund is Evergreen Masters Fund, the Advisory Agreement is similar to the above except that the investment advisor selects sub-advisors (hereinafter referred to as “Managers”) for the Fund and monitors each Manager’s investment program and results. The investment advisor has primary responsibility under the multi-manager strategy to oversee the Managers, including making recommendations to the Trust regarding the hiring, termination and replacement of Managers.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) f ees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

In approving the renewal of the existing investment advisory agreement of each Fund, the Board of Trustees reviewed, on a Fund-by-Fund basis, the management fees and other expenses and compared the data to that of Funds of comparable size and investment objectives in the Lipper peer group.  In addition, the Board of Trustees considered its discussions with management on the personnel and resources committed to management of the Fund and the nature and quality of the service provided to the Fund.  In reviewing the overall profitability of the management fee to the Fund’s investment advisor, the Board of Trustees also considered the fact that affiliates provide transfer agency and administrative services to the Fund for which they receive compensation.

Managers (Evergreen Masters Fund only)

Evergreen Masters Fund’s investment program is based upon the investment advisor's multi-manager concept.  The investment advisor allocates the Fund's portfolio assets among internal portfolio management teams and other unaffiliated investment management organizations (“Managers”), each of whom manages its segment according to a different investment style, and periodically rebalances the Fund's portfolio among the portfolio segments so as to maintain an approximate equal allocation of the portfolio among them throughout all market cycles.  Each Manager provides these services under a Portfolio Management Agreement.  Each Manager has discretion, subject to oversight by the Trustees and the investment advisor, to purchase and sell portfolio assets consistent with the Fund's investment objectives, policies and restrictions and specific investment strategies developed by the investment advisor. Evergreen Investment Management Company, LLC (EIMC) is the Fund's investment advisor.  EIMC’s Value Equity team and Large Cap Growth team each manage a portion of the Fund’s portfolio.  Along with EIMC, the Fund's current Managers, MFS Institutional Advisors, Inc. and OppenheimerFunds, Inc. also manage portions of the Fund's portfolio.

The Trust and EIMC have received an order from the SEC that permits the investment advisor to employ a "manager of managers" strategy in connection with its management of the Fund.  The exemptive order permits the investment advisor, subject to certain conditions, and without shareholder approval, to: (a) select new Managers who are unaffiliated with the investment advisor with the approval of the Trust's Board of Trustees; (b) change the material terms of the Portfolio Management Agreements with the Managers; and (c) continue the employment of a Manager after an event which would otherwise cause the automatic termination of a Portfolio Management Agreement.  Shareholders would be notified of any Manager changes.  Shareholders have the right to terminate arrangements with a Manager by vote of a majority of the outstanding shares of the Fund.  The order also permits the Fund to disclose the Managers' fees only in the aggregate.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interest of the shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of the Chairman of the Board, Michael S. Scofield, K. Dun Gifford and Dr. Russell A. Salton III, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings and acts on routine matters between scheduled Board meetings. For the fiscal year ended March 31, 2004, the Executive Committee held 23 committee meetings. The Executive Committee also functions as the Nominating Committee to the Board and may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as they deem appropriate, including EIMC.  The Nominating Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

            The Trust has an Audit Committee which consists of the Chairman of the Committee, Charles A. Austin, III, Shirley L. Fulton, K. Dun Gifford, Gerald M. McDonnell and William W. Pettit, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. For the fiscal year ended March 31, 2004, the Audit Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of the Chairman of the Committee, Richard J. Shima, Dr. Russell A. Salton, III, Dr. Leroy Keith, David M. Richardson and Richard Wagoner.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended March 31, 2004, the Performance Committee held 4 committee meetings.

            Set forth below are the Trustees of each of the eleven Evergreen Trusts.  Unless otherwise indicated, the address for each Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Trustees:

Name and Date of Birth	Position with Trust	Beginning Year of Term of Office*	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds Complex as of 12/31/2003	Other Directorships held outside of Evergreen Funds Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	93	None
Shirley L. Fulton DOB: 1/10/52	Trustee	2004	Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior Resident Superior Court Judge, 26th Judicial District, Charlotte, NC	93	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services; Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, SMI STEEL Co. - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Retained Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard; Former Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust	93	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	93	None

Interested Trustee:

Richard K. Wagoner, CFA** DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust	93	None

*      Each Trustee serves until a successor is duly elected or qualified or until his death, resignation,retirement or removal from office.

**     Mr. Wagoner is an "interested person" of the funds because of his ownership of shares in Wachovia Corporation, the parent to the funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

                Set forth below are the names of the Evergreen funds in which the Trustees are invested, including the dollar range of their investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2003.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III*	Evergreen Health Care Fund	$10,001-$50,000	Over $100,000
	Evergreen Money Market Fund	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Technology Fund	$1-$10,000
Shirley L. Fulton	None
K. Dun Gifford	Evergreen Growth and Income Fund	$10,001-$50,000	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Limited Duration Fund	$1-$10,000	$1-$10,000
Gerald M. McDonnell*	Evergreen Emerging Markets Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Health Care Fund	$1-$10,000
	Evergreen Technology Fund	$1-$10,000
William Walt Pettit*	Evergreen Aggressive Growth Fund	$1-$10,000	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$1-$10,000
	Evergreen Global Leaders Fund	$1-$10,000
	Evergreen Growth and Income Fund	$10,001-$50,000
	Evergreen Money Market Fund	$1-$10,000
David M. Richardson	Evergreen Equity Index Fund	$10,001-$50,000	$50,001-$100,000
	Evergreen Omega Fund	$10,001-$50,000
Dr. Russell A. Salton, III*	None
Michael S. Scofield*	Evergreen Aggressive Growth Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund	$10,001-$50,000
	Evergreen Core Bond Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$1-$10,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$10,001-$50,000
	Evergreen Treasury Money Market Fund	Over $100,000
Richard J. Shima*	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Tax Strategic Foundation Fund	$50,001-$100,000
Richard K. Wagoner	Evergreen Emerging Growth Fund	$50,001-$100,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Special Values Fund	Over $100,000

*      In addition to the above investment amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has over $50,000 indirectly invested.

Set forth below are the officers of each of the eleven Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President	President, Chief Executive Officer and Chief Investment Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.
Carol Kosel 200 Berkeley Street Boston, MA 02116 DOB: 12/25/1963
Treasurer
Senior Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies onratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk)
Aa	AA	AA	Almost Excellent Quality (very low risk)
A	A	A	Good Quality (low risk)
Baa	BBB	BBB	Satisfactory Quality (some risk)
Ba	BB	BB	Questionable Quality (definite risk)
B	B	B	Low Quality (high risk)
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default
	D	DDD/DD/D	In Default

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2and 3in each generic rating classification from Aato Caa.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CC,and Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D   The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C    High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCCor to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D TheD rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings toD either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning aD rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds ratedBaa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Baare judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds ratedBgenerally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2and 3in each generic rating classification from Aato B.  The modifier 1indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:As described below, obligations rated  BB, B, CCC, CCand Care regarded as having significant speculative characteristics.   BBindicates the least degree of speculation and Cthe highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers ratedPrime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

ISS Proxy Voting Guidelines Summary

June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients’ best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee) which is a sub-committee of EIMCO’s Investment Policy Committee.  The Committee is responsible for approving EIMCO’s proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis.  The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest.  In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO’s Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I.          The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

·               Attend less than 75 percent of the board and committee meetings without a valid excuse

·               Implement or renew a dead-hand or modified dead-hand poison pill

·               Ignore a shareholder proposal that is approved by a majority of the shares outstanding

·               Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·               Have failed to act on takeover offers where the majority of the shareholders have tendered their shares

·               Are inside directors and sit on the audit, compensation, or nominating committees

·               Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II.        Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III.       Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IV.       Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company’s other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Voteagainst proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V.        Tender Offer Defenses

Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers.

Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI.       Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII.     Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on acase-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

·               adverse governance changes

·               excessive increases in authorized capital stock

·               unfair method of distribution

·               diminution of voting rights

·               adverse conversion features

·               negative impact on stock option plans

·               other alternatives such as spinoff

VIII.    Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Votefor proposals to implement a 401(k) savings plan for employees.

IX.       State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a case-by-case basis.

X.        Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Vote for changing the corporate name.

XI.       Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

·               attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business.  Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

·               ignore a shareholder proposal that is approved by a majority of shares outstanding

·               ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

·               are interested directors and sit on the audit or nominating committee

·               are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on acase-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund’s target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Voteagainst proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund’s target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company’s past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund’s Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor’s reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

Establish Director Ownership Requirement

Vote against the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a case-by-case basis, considering the following factors: performance of the fund’s NAV and the history of shareholder relations.

XII.     Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on  proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on  defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on  proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.

EVERGREEN MUNICIPAL TRUST

PART C

OTHER INFORMATION

Item 23    Exhibits

Unless  otherwise  indicated,  each of the  Exhibits  listed below is filed herewith.

Number	Exhibit Description	Location

(a)	Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Files on July 14, 2003

(b)	By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 25 Filed on July 25, 2001

(c)

  Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust  Articles II, III.(6)(c), VI.(3), IV.(8), V, VI, VII, VIII and By-laws Articles II, III and VIII included as part of Exhibits 1 and 2, above.

Included as part of Exhibits (a) and (b) above

(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC.	Contained herein

(d)(2)	Sub-Advisory Agreement between the Evergreen Investment Management Company and Stamper Capital and Investments, Inc. (High Income Municipal Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 21 Filed on March 20, 2000

(d)(3)	Letter Amendment to Sub-Advisory Agreement between the Evergreen Investment Management Company and Stamper Capital and Investments, Inc. (High Income Municipal Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 38 Filed on December 23, 2003

(e)(1)	Classes A, B, C and I Principal Underwriting Agreement between the Registrant and Evergreen Distributor, Inc	Contained herein

(e)(2)	Specimen copy of Dealer Agreement used by Evergreen Distributor, Inc.	Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 Filed November 12, 1997

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 Filed on December 27, 2001

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 7 Filed on July 31, 1998

(g)(2)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company (Tax-Free High Income Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 21 Filed on March 20, 2000

(g)(3)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company (Evergreen Offit California Municipal Bond Fund and Evergreen Offit New York Municipal Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 31 Filed on September 16, 2002

(g)(4)	Amended Pricing Schedule to Custodian Agreement between Registrant and State Street Bank and Trust Co.	Incorporated by reference to Registrant's Post-Effective Amendment No. 34 Filed on April 28, 2003

(h)(1)	Master Administrative Services Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on July 25, 2003

(h)(2)	Transfer Agent Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant's Post-Effective Amendment No. 27 Filed on December 27, 2001

(h)(3)	Letter Amendment to Transfer Agent Agreement between the Registrant and Evergreen Service Company, LLC (Evergreen Offit California Municipal Bond Fund and Evergreen Offit New York Municipal Bond Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No.31 Filed on September 16, 2002

(h)(4)	Tax Administration Agreement	Incorporated by reference to Registrant's Post-Effective Amendment No. 35 Filed on July 14, 2003

(i)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 2 Filed on December 12, 1997

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 14 Filed on August 17, 1999

(i)(3)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 29 Filed on July 3, 2002

(j)(1)	Consent of KPMG LLP State Municipal Bond Funds	Contained herein

(j)(2)	Consent of KPMG LLP Southern State Municipal Bond Funds	Incorporated by reference to Registrant's Post-Effective Amendment No. 38 Filed on December 23, 2003

(j)(3)	Consent of KPMG LLP National Municipal Bond Funds	Incorporated by reference to Registrant's Post-Effective Amendment No. 37 Filed on September 29, 2003

(l)	Not applicable

(m)(1)	12b-1 Distribution Plan for Class A	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on July 25, 2003

(m)(2)	12b-1 Distribution Plan for Class B	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on July 25, 2003

(m)(3)	12b-1 Distribution Plan for Class C	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on July 25, 2003

(n)	Not applicable

(o)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 38 Filed on December 23, 2003

(p)(1)	Code of Ethics	Contained herein

(p)(2)	Code of Ethics - Stamper	Incorporated by reference to Registrant's Post-Effective Amendment No. 26 Filed on September 25, 2001

Item 24.       Persons Controlled by or Under Common Control with Registrant.

None

Item 25.       Indemnification.

  Registrant  has  obtained  from a major  insurance  carrier a trustees  and officers  liability  policy  covering  certain  types of errors and  omissions.
Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

  Provisions for the indemnification of the Registrant's  Investment Advisors is  contained  in  the  Evergreen  Investment  Management  Company,  LLC  (EIMC)
Investment Advisory and Management Agreement between EIMC and the Registrant.

  Provisions for the indemnification of Evergreen Investment Services, Inc., the
Registrant's principal underwriter, are contained in the Principal Underwriting
Agreement between Evergreen Investment Services, Inc. and the Registrant.

  Provisions for the  indemnification of Evergreen Service Company,  LLC, the
Registrant's   transfer  agent,   are  contained  in  the  Master  Transfer  and
Recordkeeping   Agreement  between  Evergreen  Service  Company,   LLC  and  the
Registrant.

  Provisions for the indemnification of State Street Bank and Trust Co., the
Registrant's custodian, are contained in the Custodian Agreement between State
Street Bank and Trust Co. and the Registrant.

Item 26.       Business or Other Connections of Investment Advisor.

     The Directors and principal executive officers of Wachovia Bank, N.A. are:

G. Kennedy Thompson         Chairman, Chief Executive Officer and
                                                Director, Wachovia Corporation and Wachovia
                                                 Bank, N.A.

Mark C. Treanor                    Executive Vice President, Secretary &
                                               General Counsel, Wachovia Corporation;
                                               Secretary and Executive Vice President,
                                               Wachovia Bank, N.A.

Robert P. Kelly                      Senior Executive Vice President and Chief
                                               Financial Officer, Wachovia Corporation and
                                                Wachovia Bank, N.A.

     All of the above  persons are located at the  following  address:  Wachovia
Bank, N.A., One Wachovia Center, 301 S. College St., Charlotte, NC 28288-0630.

     The information  required by this item with respect to Evergreen Investment
Management  Company,  LLC is incorporated by reference to the Form ADV (File No.
801-8327) of Evergreen Investment Management Company, LLC.

     The  information  required by this item with  respect to Stamper  Capital &
Investment,  Inc.  is  incorporated  by  reference  to the  Form ADV  (File  No.
801-49465) of Stamper Capital & Investments, Inc.

Item 27.       Principal Underwriter.

     Evergreen  Distributor,  Inc. acts  as  principal   underwriter  for  each
registered investment company or series thereof that is a part of the Evergreen
"fund complex" as such term is defined in Item  22(a) of Schedule 14A under the
Securities Exchange Act of 1934.

     The Directors and principal executive officers of Evergreen Investment Services, Inc.
  are located at the following address:

Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116.

Item 28.       Location of Accounts and Records.

     All accounts and records  required to be maintained by Section 31(a) of the
Investment  Company Act of 1940 and the Rules 31a-1  through  31a-3  promulgated thereunder are maintained at one of the following locations:

         Evergreen Investment Services, Inc., Evergreen Service Company, LLC and
         Evergreen  Investment  Management  Company,  LLC,  all  located at 200
         Berkeley Street, Boston, Massachusetts 02116-5034

         Wachovia Bank,  One First Union  Center,  301 S.  College
         Street, Charlotte, North Carolina 28288

         Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777

         State Street Bank and Trust Company,  2 Heritage  Drive,  North Quincy,
         Massachusetts 02171

Item 29.       Management Services.

     Not Applicable

Item 30.       Undertakings.

     The  Registrant  hereby  undertakes  to  furnish  each  person  to  whom  a prospectus  is  delivered  with a copy of the  Registrant's  latest  annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940 the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the
29th day of July 2004.

EVERGREEN MUNICIPAL TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of July 2004.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Carol A. Kosel
Dennis H. Ferro*	Michael H. Koonce*	Carol A. Kosel*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Shirley L. Fulton
Richard J. Shima*	Shirley L. Fulton*
Trustee	Trustee

*By: /s/ Catherine F. Kennedy

Catherine F. Kennedy

Attorney-in-Fact

* Catherine F. Kennedy, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT
(d)(1)	Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC.

(e)(1)	Classes A, B, C and I Principal Underwriting Agreement between the Registrant and Evergreen Distributor, Inc

(j)(1)	Consent of KPMG LLP State Municipal Bond Funds

(p)(1)	Code of Ethics